As filed with the Securities and Exchange Commission on August 10, 2018

Securities Act File No. _________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [_]

Post-Effective Amendment No. [_]

MAINSTAY VP FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

51 Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices) (Zip Code)

(212) 576-7000

(Registrant’s Area Code and Telephone Number)

J. Kevin Gao, Esq.

MainStay VP Funds Trust

30 Hudson Street

Jersey City, New Jersey 07302

(Name and Address of Agent for Service)

With copies to:

Thomas C. Bogle, Esq.

Corey F. Rose, Esq.

Dechert LLP

1900 K Street, NW

Washington, D.C. 20006

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on September 10, 2018 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

MainStay VP FuNDS TRUST

Mainstay VP Absolute Return Multi-Strategy Portfolio

51 Madison Ave

New York, NEW YORK 10010

September 10, 2018

To our shareholders:

I am writing to inform you of the upcoming special meeting of shareholders (with any adjournments or postponements thereof, “Special Meeting”) of MainStay VP Absolute Return Multi-Strategy Portfolio (“VP ARMS Portfolio”), a series of MainStay VP Funds Trust, on October 25, 2018 at 10:00 a.m. Eastern time at the offices of New York Life Investment Management LLC, located at 51 Madison Avenue, New York, New York 10010. At this Special Meeting, you will be asked to vote on an important proposed transaction affecting the VP ARMS Portfolio, as described in detail in the accompanying Proxy Statement/Prospectus. Your vote is extremely important, no matter the size of your holdings.

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), with some or all of your Policy value allocated to the VP ARMS Portfolio, you have the right to instruct NYLIAC how to vote the shares of the VP ARMS Portfolio attributable to your Policy at the Special Meeting as though you were a direct shareholder of the VP ARMS Portfolio.

At the Special Meeting, shareholders of the VP ARMS Portfolio will be asked to vote on the following proposals:

(1)	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for the acquisition of the assets and liabilities of the VP ARMS Portfolio, a series of MainStay VP Funds Trust, by MainStay VP IQ Hedge Multi-Strategy Portfolio (“Acquiring Portfolio” and together with the VP ARMS Portfolio, the “Portfolios”), also a series of MainStay VP Funds Trust, in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the VP ARMS Portfolio (“Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

After careful consideration, the Board of Trustees of MainStay Funds VP Trust unanimously approved proposal 1 (the “Proposal”) and recommends that you vote FOR the Proposal.

Your vote is very important regardless of the number of shares of the VP ARMS Portfolio you own through your Policy. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on October 25, 2018. You will receive a proxy card that outlines several ways to instruct NYLIAC how to vote your shares, including by mail, telephone, and through the Internet. Please refer to the proxy card for more information on how to provide voting instructions. If we do not receive a response from you by one of these methods, you may receive a telephone call from our proxy solicitor, AST Fund Solutions, reminding you to provide voting instructions. If you have any questions regarding how to provide voting instructions, please call 800-598-2019. We will get you the answers that you need promptly. We appreciate your participation and prompt response in this matter, and thank you for your continued support.

Sincerely,

/s/ Kirk C. Lehneis
Kirk C. Lehneis
President
MainStay VP Funds Trust

MainStay VP FUNDS TRUST

MAINSTAY VP Absolute ReTURN MUlti-STRATEGY Portfolio

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 25, 2018

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (with any adjournments or postponements thereof, “Special Meeting”) of MainStay VP Absolute Return Multi-Strategy Portfolio (“VP ARMS Portfolio”), a series of MainStay VP Funds Trust, will be held on October 25, 2018 at 10 a.m. Eastern time at the offices of New York Life Investment Management LLC (“New York Life Investments”), located at 51 Madison Avenue, New York, New York 10010, to vote on the following proposals:

(1)	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for the acquisition of the assets and liabilities of the VP ARMS Portfolio, a series of MainStay VP Funds Trust, by MainStay VP IQ Hedge Multi-Strategy Portfolio (“Acquiring Portfolio” and together with the VP ARMS Portfolio, the “Portfolios”), also a series of MainStay VP Funds Trust, in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the VP ARMS Portfolio (“Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

The Board of Trustees of MainStay VP Funds Trust (the “Board”) has recommended that proposal 1 (the “Proposal”) be presented to shareholders of the VP ARMS Portfolio for consideration and approval. Although the Board believes that the Proposal is in the best interests of the VP ARMS Portfolio, the final decision to approve the Proposal is up to you. After careful consideration, the Board recommends that you vote FOR the Proposal.

As the owner of a variable annuity contract or a variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC”), with some or all of your Policy value allocated to the VP ARMS Portfolio, you have the right to instruct NYLIAC how to vote the shares of the VP ARMS Portfolio attributable to your Policy at the Special Meeting as though you are a direct shareholder of the VP ARMS Portfolio.

To make this Proxy Statement/Prospectus easier to read, Policy owners are described as if they are voting directly on the Proposal at the Special Meeting, as opposed to directing NYLIAC how to vote the shares of the VP ARMS Portfolio attributable to their Policy on the Proposal. Additionally, Policy owners are sometimes referred to in this Proxy Statement/Prospectus as “shareholders” for ease of reading purposes.

Please see the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposal. You may vote at the Special Meeting if you were a shareholder of the VP ARMS Portfolio as of the close of business on August 10, 2018. If you attend the Special Meeting, you may vote the shares of the VP ARMS Portfolio attributable to your Policy in person. Even if you do not attend the Special Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided or (ii) following the instructions on the voting instruction card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed proxy card. You can vote your shares toll free at 1-800-337-3503 to reach an automated touchtone voting line, or, if you have questions about the meeting agenda or about how to vote your shares, please call toll-free 800-598-2019 to reach a live operator Monday through Friday 8:30 a.m. to 5:00 p.m. Eastern time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Chief Legal Officer and Secretary
September 10, 2018

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp. c/o John Doe	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 01/01/01	Jane B. Doe, Trustee u/t/d/ 01/01/01
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o	John B. Smith, Custodian f/b/o
John B. Smith, Jr. UGMA/UTMA	John B. Smith, Jr. UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of
John B. Smith

Please choose one of the following options to vote your shares:

•	AUTHORIZE YOUR PROXY THROUGH THE INTERNET. You may authorize your proxy by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log on, you will need the control number found on your proxy card.

•	AUTHORIZE YOUR PROXY BY TELEPHONE. You may authorize your proxy by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

•	VOTE BY MAIL. You may cast your vote by signing, dating, and mailing the enclosed proxy card in the postage-paid envelope provided.

•	VOTE IN PERSON AT THE SPECIAL MEETING.

QUESTIONS AND ANSWERS RELATING TO THE PROPOSAL

We recommend that you read the complete Proxy Statement/Prospectus. However, we thought it would be helpful to provide brief answers to some general questions concerning the shareholder meeting and the proposal to be presented to shareholders of the VP ARMS Portfolio for their consideration and approval.

Q. Why is a shareholder meeting being held?

A. You are being asked to consider and approve the proposed reorganization (“Reorganization”) of MainStay VP Absolute Return Multi-Strategy Portfolio (“VP ARMS Portfolio”), a series of MainStay VP Funds Trust, into MainStay VP IQ Hedge Multi-Strategy Portfolio (“Acquiring Portfolio” and together with the VP ARMS Portfolio, the “Portfolios”), also a series of MainStay VP Funds Trust. If shareholders approve the Reorganization, it will take place on or about November 8, 2018.

Q. Why am I being asked to approve the Reorganization?

A. The VP ARMS Portfolio has experienced performance and growth challenges since its launch in 2013, including since the adoption of its current investment strategies in January 2016. Prior to January 2016, the VP ARMS Portfolio pursued different investment strategies and was known as MainStay VP Marketfield Portfolio. Shareholders approved proposals relating to these changes, including a change in subadvisors, at a shareholder meeting held in April 2016.

New York Life Investment Management LLC (“New York Life Investments”) and New York Life Insurance and Annuity Corporation (“NYLIAC”) believe that the Reorganization would provide shareholders with the opportunity to continue to participate in a suitable multi-alternative option with the potential for improved performance. New York Life Investments and NYLIAC also believe that VP ARMS Portfolio shareholders would benefit from the Acquiring Portfolio’s lower management fees and estimated operating expenses. Additionally, New York Life Investments and NYLIAC believe that the strategy pursued by the Acquiring Portfolio may be expected to provide certain benefits often associated with hedge funds, such as exposure to sources of return not generally available through traditional equity and fixed-income indices and diversification.

Q. How will the Reorganization affect me?

A. If shareholders approve the Reorganization, all of the assets and liabilities of the VP ARMS Portfolio will be combined with those of the Acquiring Portfolio, and you will become a shareholder of the Acquiring Portfolio. You will receive shares of the Acquiring Portfolio having the same aggregate net asset value as that of your shares of the VP ARMS Portfolio immediately prior to the Reorganization.

Q. How will the Reorganization affect my policy?

A. MainStay VP Funds Trust has been informed by NYLIAC that the Reorganization will not affect your rights under your variable annuity contract or variable life insurance policy issued by NYLIAC (“Policy”) or NYLIAC’s obligations under your Policy.

Q. Can I transfer my investment in the VP ARMS Portfolio to another investment option under my Policy?

A. MainStay VP Funds Trust has been informed by NYLIAC that you may transfer your investment in the VP ARMS Portfolio to another investment option under your Policy without any charges and the transfer would not count against any “free transfers” available during a particular period through the Reorganization and for 60 days after the Reorganization.

Q. Are there differences between the Portfolios?

A. As described in the section of the Proxy Statement/Prospectus entitled “Comparison of Investment Objectives and Principal Investment Strategies,” the investment objective, principal investment strategies and certain of the principal risks of the VP ARMS Portfolio and the Acquiring Portfolio are different.

However, the VP ARMS Portfolio and the Acquiring Portfolio do have the same fundamental investment restrictions and non-fundamental investment policies. However, unlike the VP ARMS Portfolio, the Acquiring Portfolio is permitted to concentrate its investments in a particular industry or group of industries to the extent necessary to track its underlying index, the IQ Hedge Multi-Strategy Index. In addition, the Acquiring Portfolio has a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the IQ Hedge Multi-Strategy Index.

The investment manager of the VP ARMS Portfolio, New York Life Investments, is also the investment manager of the Acquiring Portfolio. The VP ARMS Portfolio’s subadvisors are Candriam France S.A.S., Cushing® Asset Management, LP and MacKay Shields LLC. The Acquiring Portfolio’s subadvisor is IndexIQ Advisors LLC.

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors to the Portfolios. New York Life Investments and MainStay VP Funds Trust have obtained an exemptive order (the “Current Order”) from the SEC permitting New York Life Investments, on behalf of a Portfolio and subject to the approval of the Board of Trustees of the Trust (“Board”), including a majority of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (“Independent Trustees”), to hire and to modify any existing or future subadvisory agreement with unaffiliated subadvisors and subadvisors that are “wholly-owned subsidiaries” (meaning New York Life Investments owns 95% or more of the outstanding voting securities) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments. This authority is subject to certain conditions, including that each Portfolio will notify shareholders and provide them with certain information required by the Current Order within 90 days of hiring a new subadvisor. Shareholders of both Portfolios have approved the use of the Current Order.

Q. What is the Underlying Index construction process?

A. The index provider, IndexIQ, LLC (the “Index Provider”), an affiliate of New York Life Investments and IndexIQ Advisors LLC, employs a systematic, rules-based process for constructing the IQ Hedge Multi-Strategy Index (the “Underlying Index”), which seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets. The construction process for the Underlying Index is comprised of the following three individual steps: (i) determine index constituents; (ii) sub-index replication of six individual hedge fund style indexes; and (iii) strategy allocation (i.e., the allocation between and among the six individual hedge fund style indexes).

Although the Acquiring Portfolio seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its Underlying Index, it has selected the HFRI Fund of Funds Composite Index as its broad-based securities market index for purposes of performance comparison.  The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore funds of funds. The returns of the HFRI Fund of Funds Composite Index and the Underlying Index have been different (i.e., the returns of the Underlying Index have not met or exceeded the returns of the HFRI Fund of Funds Composite Index) over various time periods.

Appendix A shows historical performance of an exchange-traded fund managed by IndexIQ Advisors LLC with a similar investment objective and similar principal investment strategies as the Acquiring Portfolio, along with historical performance information for the Underlying Index and the HFRI Fund of Funds Composite Index, the IQ Hedge Multi-Strategy Tracker ETF’s benchmark index, over the same time periods for purposes of performance comparison. No performance information is shown for the Acquiring Portfolio as it has not yet operated for a full calendar year. The IQ Hedge Multi-Strategy Tracker ETF and Acquiring Portfolio have the same management fees. However, other fees and expenses may vary, which would result in different returns over the same periods.

Q. How will the Reorganization affect shareholder fees and expenses?

A. The Acquiring Portfolio’s management fee is 0.75%, which is 50 basis points lower than the 1.25% management fee for the VP ARMS Portfolio. Although the Acquiring Portfolio is expected to pay higher acquired (underlying) fund fees and expenses than the VP ARMS Portfolio, it is anticipated that shareholders will benefit from reduced total and net expenses as a result of the Reorganization, as shown in the Proxy Statement/Prospectus.

Additionally, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Acquiring Portfolio’s total annual portfolio operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.70% and 0.95%, respectively, of average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Q. Who will bear the expenses of the Reorganization and related costs?

A. It is anticipated that as much as 100% of the securities held by the VP ARMS Portfolio will have to be sold in connection with the Reorganization and reinvested in accordance with the investment strategies of the Acquiring Portfolio. Half of the transaction costs associated with these sales and purchases (including brokerage commissions, transaction charges and related fees) will be borne by the VP ARMS Portfolio and the Acquiring Portfolio, as applicable, and New York Life Investments will bear the other half. The cost of these portfolio adjustments is anticipated to be approximately $600,000. During this transition period, the VP ARMS Portfolio may not pursue its investment objective and principal investment strategies.

New York Life Investments will bear 100% of the costs related to the preparation, distribution and filing of the Proxy Statement/Prospectus and the costs associated with any other required regulatory filings. These costs are estimated by New York Life Investments to be between $250,000 and $300,000.

Q. Will the Reorganization create a taxable event?

A. It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the VP ARMS Portfolio, the Acquiring Portfolio, nor their respective shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. Please see “Reorganization Expenses and Related Costs” below for more information.

However, the securities transactions that are expected to be conducted in advance of the Reorganization to liquidate the portfolio holdings of the VP ARMS Portfolio and/or to align the portfolio holdings with those of the Acquiring Portfolio are expected to generate significant capital gains for the VP ARMS Portfolio, based on market prices as of the date of the Proxy Statement/Prospectus. These capital gains (which would have been partially reduced by net capital loss carryforward available) would be distributed to shareholders of the VP ARMS Portfolio in advance of the Reorganization. However, because the VP ARMS Portfolio is an investment option for variable annuity contracts and variable universal life insurance policies, it is not anticipated that any required capital gains distribution will be currently taxable to shareholders. You should seek the advice of a tax advisor to determine how this distribution will impact your individual tax situation.

Q. Has the Board approved the Reorganization?

A. Yes. After careful consideration, the Board unanimously approved the Reorganization and recommends that you vote FOR the proposal.

Q. How can I vote?

A. You can vote:

•	By internet: log on to the website listed on your proxy card and follow the instructions on the website.
•	By mail: complete and return your proxy card in the pre-addressed postage-paid envelope provided.
•	By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.
•	In person: attend the Special Meeting.

Please vote as soon as possible.

Q. Whom do I contact if I have questions or need additional information?

A. If you have any questions or need additional information, please contact us by calling toll free at 1-800-598-2019.

PROXY STATEMENT/PROSPECTUS

SEPTEMBER 10, 2018

PROXY STATEMENT FOR:

MAINSTAY VP ABSOLUTE RETURN MULTI-STRATEGY PORTFOLIO

(a series of MainStay VP Funds Trust)

PROSPECTUS FOR:

MAINSTAY VP IQ HEDGE MULTI-STRATEGY PORTFOLIO

(a series of MainStay VP Funds Trust)

51 MADISON AVENUE

NEW YORK, NEW YORK 10010

(212) 576-7000

This Proxy Statement/Prospectus (“Proxy Statement”) is being furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of MainStay VP Funds Trust (“Board”), in connection with the special meeting of shareholders (with any adjournments or postponements thereof, “Special Meeting”) of MainStay VP Absolute Return Multi-Strategy Portfolio (“VP ARMS Portfolio”). The Special Meeting will be held on October 25, 2018, at 10 a.m. Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”), located at 51 Madison Avenue, New York, New York 10010.

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or a variable universal life insurance policy (“Policy’’) issued by New York Life Insurance and Annuity Corporation, a Delaware corporation (“NYLIAC’’), and some or all of your Policy value is invested in the VP ARMS Portfolio. NYLIAC is an affiliate of New York Life Investments and may have an interest in the approval of a proposal to the extent that the proposal benefits the New York Life Insurance organization as a whole.

As an owner of a Policy (“Policy Owner’’) issued by NYLIAC, you have the right to instruct NYLIAC, as sponsor of the separate accounts that are invested in the VP ARMS Portfolio, how to vote the shares of the VP ARMS Portfolio that are attributable to your Policy. However, no minimum number of instructions by Policy Owners is required to establish a quorum at the Special Meeting or cause the approval of a proposal.

The VP ARMS Portfolio has been advised by NYLIAC that NYLIAC will vote 100% of the shares of the VP ARMS Portfolio held by its respective separate accounts at the Special Meeting in accordance with instructions received by Policy Owners. In order to minimize any conflicts of interest that may arise in voting these shares, NYLIAC expects to vote shares for which no instructions have been received, or for which it is not otherwise entitled to vote in its discretion, in the same proportion as it votes shares for which it has received instructions or otherwise is entitled to vote. Furthermore, as the majority record owner of the VP ARMS Portfolio’s shares, NYLIAC’s presence at the Special Meeting constitutes a quorum for the transaction of business.

To make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the proposals at the Special Meeting, as opposed to directing NYLIAC how to vote on such proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders’’ for ease of reading purposes.

MainStay VP Funds Trust also has four asset allocation portfolios (the “Asset Allocation Portfolios’’), which may invest in and own shares of the VP ARMS Portfolio directly. Please note that New York Life Investments, the Asset Allocation Portfolios’ investment manager, will vote the shares of these Portfolios pursuant to established policies and procedures designed to address potential conflicts of interest that may arise in this context.

Shareholders of the VP ARMS Portfolio at the close of business on August 10, 2018 (“Record Date”) are entitled to notice of, and to vote at, the Special Meeting. This Proxy Statement, proxy card and accompanying Notice of Special Meeting of shareholders were first sent or given to shareholders of the VP ARMS Portfolio on or about September 13, 2018.

At the Special Meeting, shareholders will be asked to consider and act upon the following proposals:

(1)	To approve an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for the acquisition of the assets and liabilities of the VP ARMS Portfolio, a series of MainStay VP Funds Trust, by MainStay VP IQ Hedge Multi-Strategy Portfolio (the “Acquiring Portfolio” and together with the VP ARMS Portfolio, the “Portfolios”), also a series of MainStay VP Funds Trust, in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the VP ARMS Portfolio (“Reorganization”); and

(2)	To transact such other business as may properly come before the Special Meeting.

The Board has recommended that proposal 1 (the “Proposal”) be presented to shareholders of the VP ARMS Portfolio for consideration and approval. Although the Board believes that the Proposal is in the best interests of the VP ARMS Portfolio, the final decision to approve the Proposal is up to you. After careful consideration, the Board recommends that you vote FOR the Proposal.

The investment objective, principal investment strategies and certain of the principal risks of the Portfolios are different. However, the Portfolios have the same fundamental investment restrictions and non-fundamental investment policies other than as described herein. For more information, see “Comparison of the Portfolios” in this Proxy Statement/Prospectus.

Under the proposed Reorganization Agreement, each shareholder of the VP ARMS Portfolio would be entitled to receive shares of the Acquiring Portfolio having an aggregate net asset value equal to the aggregate net asset value of the shares of the VP ARMS Portfolio held by that shareholder as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 pm Eastern time, on the closing day of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization would be accomplished. This Proxy Statement sets forth concisely the information shareholders of the VP ARMS Portfolio should know before voting on the Reorganization, and constitutes an offering of the shares of the Acquiring Portfolio that would be issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Portfolios, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement:

•	The Prospectus for the VP ARMS Portfolio, dated May 1, 2018, as supplemented;
•	The Prospectus of the Acquiring Portfolio, dated September 10, 2018;
•	The Statement of Additional Information of the VP ARMS Portfolio and the Acquiring Portfolio, dated May 1, 2018, as amended September 10, 2018;
•	The Annual Report to shareholders of the VP ARMS Portfolio for the fiscal year ended December 31, 2017; and
•	The Statement of Additional Information dated September 10, 2018, related to this Proxy Statement.

The Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (“1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

Additional copies of the foregoing and any more recent reports filed after the date hereof (if any) may be obtained without charge:

By Phone:	1-800-598-2019
By Mail:	New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010.
By Internet:	www.nylinvestments.com/vpdocuments.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.
By Phone:	(202) 551-8090
By Mail:	Public Reference Section
Office of Consumer Affairs and Information Services
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549 (duplicating fee required)
By E-mail:	publicinfo@sec.gov
(duplicating fee required)
By Internet:	www.sec.gov

The Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Proxy Statement/Prospectus carefully.

The VP ARMS Portfolio and the Acquiring Portfolio are each open-end, management investment companies registered with the SEC. Both Portfolios are series of MainStay VP Funds Trust, which is organized as a statutory trust under the laws of the State of Delaware.

New York Life Investments serves as the investment manager of each of the Portfolios. The subadvisors of the VP ARMS Portfolio are Candriam France S.A.S., Cushing® Asset Management, LP and MacKay Shields LLC. The Acquiring Portfolio’s subadvisor is IndexIQ Advisors LLC.

The Reorganization

The Board, including all of the trustees who are not “interested persons” of MainStay VP Funds Trust (as that term is defined in the 1940 Act) (“Independent Trustees”), has unanimously approved the Reorganization and recommends that shareholders vote FOR the Proposal. Subject to approval by the VP ARMS Portfolio shareholders, the Reorganization provides for:

•	the transfer of all of the assets of the VP ARMS Portfolio to the Acquiring Portfolio, in exchange for shares of the Acquiring Portfolio;
•	the assumption by the Acquiring Portfolio of all of the liabilities of the VP ARMS Portfolio;
•	the distribution of shares of the Acquiring Portfolio to the shareholders of the VP ARMS Portfolio; and
•	the complete liquidation of the VP ARMS Portfolio.

If shareholders approve the Reorganization, it would take place on or about November 8, 2018.

Reasons for the Reorganization

New York Life Investments and NYLIAC believe that the shareholders of the VP ARMS Portfolio will benefit from the opportunity to continue to participate in a multi-alternative option with the potential for improved performance. New York Life Investments and NYLIAC also believe that VP ARMS Portfolio shareholders would benefit from the Acquiring Portfolio’s lower management fees and estimated operating expenses. Additionally, New York Life Investments and NYLIAC believe that the Acquiring Portfolio, which seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of the Underlying Index, may be expected to provide certain benefits often associated with hedge funds, such as exposure to sources of return not generally available through traditional equity and fixed-income indices and diversification.

Board Considerations

In approving the Reorganization and recommending that shareholders vote FOR the Proposal, the Board, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the VP ARMS Portfolio and the Acquiring Portfolio and that the interests of the Portfolios’ shareholders will not be diluted as a result of the Reorganization. The Board considered and discussed matters relating to the Reorganization at meetings held on May 17, 2018, June 13, 2018 and June 19-21, 2018, and the Board, including the Independent Trustees, unanimously approved the Reorganization on June 21, 2018 and recommends that shareholders vote FOR the Proposal. The determination to approve the Reorganization was made on the basis of each Trustee’s judgment after consideration of all of the factors deemed relevant to each Trustee taken as a whole, though individual Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

2

The primary factors considered by the Board with regard to the Reorganization include, but were not limited to, the following:

•	Shareholders of the VP ARMS Portfolio will benefit from the Acquiring Portfolio’s lower management fee and estimated operating expenses as compared to that of the VP ARMS Portfolio.
•	New York Life Investments’ belief that the Reorganization will provide shareholders with the opportunity to continue to participate in a multi-alternative option with the potential for improved performance.
•	New York Life Investments’ and NYLIAC’s belief that the Underlying Index (and, thus, the Portfolio’s approach designed to track the performance of the Underlying Index), which seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets, may be expected to provide certain benefits often associated with hedge funds, such as exposure to sources of return not generally available through traditional equity and fixed-income indices and diversification.
•	New York Life Investments’ belief that the Acquiring Portfolio, by seeking to achieve performance similar to the overall hedge fund universe, is expected to provide investment returns that typically have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices.
•	New York Life Investments’ belief that the Reorganization is in the best interests of the Portfolios’ shareholders and recommendation that the Board approve the Reorganization as well as NYLIAC’s support of and recommendation for the Reorganization and the associated due diligence process undertaken by New York Life Investments and NYLIAC with respect to these matters.
•	The Portfolios are both managed by New York Life Investments.
•	The VP ARMS Portfolio is subadvised by Candriam France S.A.S., Cushing® Asset Management, LP and MacKay Shields LLC, while the Acquiring Portfolio is subadvised by IndexIQ Advisors LLC.
•	The investment objectives, principal investment strategies and certain of the principal risks of the VP ARMS Portfolio and Acquiring Portfolio are different.
•	The VP ARMS Portfolio has experienced performance challenges since its launch in 2013, including since the adoption of its current investment strategies in January 2016.
•	The experience of IndexIQ Advisors LLC and the Acquiring Portfolio’s portfolio management team in managing an exchange-traded fund with a similar investment objective and similar principal investment strategies as the Acquiring Portfolio and the historical performance of the exchange-traded fund, including relative to the Underlying Index and the HFRI Fund of Funds Composite Index, as shown in Appendix A.
•	The agreement by New York Life Investments to contractually waive fees and/or reimburse expenses so that the Acquiring Portfolio’s total annual portfolio operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Initial Class shares and Service Class shares do not exceed 0.70% and 0.95%, respectively, of average daily net assets, which agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
•	The potential conflict of interest associated with transitioning the subadvisory structure for the VP ARMS Portfolio, which includes an unaffiliated subadvisor along with two subadvisors wholly-owned by New York Life Investment Management Holdings LLC, to the Acquiring Portfolio, which is subadvised solely by IndexIQ Advisors LLC, a wholly-owned subsidiary of New York Life Investment Management Holdings LLC.
•	The transaction costs associated with the Reorganization, including direct transaction costs (such as brokerage commissions, transaction charges and related fees), which will be split evenly between the respective Portfolios on the one hand and New York Life Investments on the other. The costs related to the preparation, distribution and filing of the proxy and the costs associated with any other required regulatory filings will be borne by New York Life Investments.

3

•	There is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction. In addition, prior to the Reorganization, the Board took into account the fact that the portfolio transactions anticipated in preparation for the Reorganization are expected to generate significant capital gains, based on market values as of the date of this Proxy Statement/Prospectus, which the VP ARMS Portfolio would distribute prior to the Reorganization to its shareholders along with all investment company taxable income, and net realized capital gains not previously distributed to shareholders. However, since the VP ARMS Portfolio is an investment option for variable annuity contracts or variable universal life insurance policies it is not anticipated that any required capital gains distribution will be currently taxable to shareholders.
•	The aggregate net asset value of the shares that shareholders of the VP ARMS Portfolio will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders of the VP ARMS Portfolio own immediately prior to the Reorganization, and that shareholders of the VP ARMS Portfolio will not be diluted as a result of the Reorganization.

Shareholders of the VP ARMS Portfolio also may wish to take these factors into consideration when determining whether to vote FOR the Proposal.

The Board, including the Independent Trustees, concluded that, based upon the factors summarized above and other considerations deemed relevant to individual Trustees, the Reorganization is advisable and in the best interests of the VP ARMS Portfolio and the Acquiring Portfolio, and that the interests of the shareholders of the VP ARMS Portfolio and the Acquiring Portfolio will not be diluted as a result of the Reorganization.

If the Reorganization is not approved by shareholders of the VP ARMS Portfolio, the Board will consider other alternatives, including the possibility of liquidating the Portfolio.

Board Recommendation

After careful consideration, the Board recommends that you vote FOR the Proposal.

4

Comparison of The PORTFOLIOs

Comparison of Investment Objectives and Principal Investment Strategies

The following table shows the investment objectives of each Portfolio. Each Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval.

VP ARMS Portfolio
The investment objective of the VP ARMS Portfolio is to achieve long-term growth of capital.
Acquiring Portfolio
The Portfolio seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.

The following table shows the principal investment strategies of each Portfolio.

VP ARMS Portfolio
The Portfolio pursues its investment objective by allocating its assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investment Management LLC, the Portfolio’s Manager, and different Subadvisors. The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Portfolio assets allocated to each investment strategy and Subadvisor. The Manager, along with each of the Subadvisors, provides day-to-day portfolio management for a portion of the Portfolio’s assets by employing a variety of non-traditional investment strategies. The Portfolio employs an absolute return strategy, which seeks to provide returns that have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices through investing in a number of non-traditional investment strategies. The Portfolio’s absolute return investment approach seeks to provide positive returns over a complete market cycle. However, the Portfolio’s returns may be negative during certain periods within or over a complete market cycle. Generally, a complete market cycle is deemed to be a period of material increase in the financial and economic markets and a period of material decline in the financial and economic markets.
Acquiring Portfolio

The Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the IQ Hedge Multi-Strategy Index (the “Underlying Index”). The Portfolio, by seeking to achieve performance similar to the overall hedge fund universe, is expected to provide investment returns that typically have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices.

The Underlying Index consists of a number of components (“Underlying Index Components”) selected in accordance with the rules-based methodology for construction of the Underlying Index. The Underlying Index Components primarily include exchange-traded funds (“ETFs”) and/or other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and may include exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”). The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in ETPs, but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the Underlying Index.

5

Each Subadvisor is responsible for the day-to-day management of the Portfolio’s assets allocated to the Subadvisor by the Manager. In making allocation decisions among strategies or Subadvisors, the Manager may consider a variety of qualitative and quantitative factors, including investment style and historical performance, as well as various characteristics of a strategy’s or a Subadvisor’s expected investment portfolio. The Manager may also manage a portion of the Portfolio’s assets directly. The Manager may at any time and in its sole discretion (without prior notice to shareholders) adjust the allocation of the Portfolio’s assets among the investment strategies and Subadvisors to varying degrees, including reducing the Portfolio’s exposure to any strategy or Subadvisor to zero. Under normal market conditions, the Manager will not allocate more than 30% of the Portfolio’s assets to any one strategy with each Subadvisor. In the future, the Manager may determine to allocate the Portfolio’s assets to additional strategies not currently summarized below.

Investment Process: The Portfolio seeks low correlation to traditional equity and fixed-income indices and lower volatility than traditional equity indices by utilizing a combination of different non-traditional or alternative investment strategies. The Manager currently targets an annualized volatility level of less than 6% (as measured by the standard deviation of the Portfolio’s returns) over the long term. However, over short- or long-term periods, the Portfolio’s volatility may materially exceed its target volatility and the Portfolio’s performance may have a high correlation with traditional equity and fixed-income indices. The Manager seeks to substantially reduce the risks associated with concentration (i.e., the individual risk contribution from any one strategy or Subadvisor) and drawdown (i.e., the decrease in value of investments from their peak) by diversifying the Portfolio’s assets across multiple strategies and Subadvisors.

The Portfolio may invest up to 20% of its net assets in investments that are not Underlying Index Components, but which IndexIQ Advisors LLC, the Portfolio’s Subadvisor and an affiliate of New York Life Investment Management LLC (“New York Life Investments”), believes will help the Portfolio track its Underlying Index. For example, the Portfolio may hold the underlying portfolio constituents of one or more ETPs that are Underlying Index Components, or a representative sample thereof. The Portfolio may also purchase ETPs that are not Underlying Index Components.

The Portfolio employs a “passive management” — or indexing — investment approach designed to track the performance of the Underlying Index, which was developed by IndexIQ LLC (“IndexIQ”), an affiliate of New York Life Investments and the Subadvisor. The Underlying Index generally is based on the premise that hedge fund returns, when aggregated among hedge funds with similar investment styles, display over time significant exposures to a set of common asset classes. The Underlying Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using hedge fund investment styles, over longer term periods and not on a daily basis. The Underlying Index does not seek to replicate the “alpha” portion of the return characteristics of the overall hedge fund universe. These hedge fund investment styles are long/short equity, global macro, market neutral, event-driven, fixed-income arbitrage, and emerging markets. The Portfolio does not invest in hedge funds, and hedge funds are not components of the Underlying Index. The Portfolio is not a fund of hedge funds, although the Portfolio may be expected to provide certain benefits often associated with hedge funds, such as exposure to sources of return not generally available through traditional equity and fixed-income indices and diversification.

6

Pursuant to its various strategies, the Portfolio may invest in a broad range of asset classes and instruments, including, but not limited to, equity securities, depositary receipts, fixed-income instruments, commodities, currencies, mortgage-backed and asset-backed securities, and convertible securities. The Portfolio may invest without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating. The Portfolio may also invest in derivatives, such as futures, forwards, options and swaps (including, for example, credit default (as buyer or seller of credit protection), index, total return, interest rate and currency swaps), to try to enhance returns and/or reduce the risk of loss, including losses due to fluctuation in currency exchange rates by hedging certain of its holdings. As a result of the Portfolio’s use of derivatives, the Portfolio may have economic leverage and hold a significant amount of related U.S. Treasuries or short-term investments, including money market funds and cash deposits. In addition, the Portfolio may invest in pooled investment vehicles, including affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds.

The Portfolio may take long and/or short positions in a wide range of asset classes, including equity securities and fixed-income instruments, among others. When taking a short position, the Portfolio may sell an instrument that it does not own and then borrow the instrument to meet its settlement obligations. The Portfolio may also take short positions in futures, forwards, options or swaps. A short position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Long positions will benefit if the value of the instrument increases. A portion of the Portfolio’s assets (no more than 15% at the time of purchase) may be invested in illiquid securities (i.e., holdings that the Portfolio may not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The Portfolio currently pursues the following principal investment strategies:

Equity Market Neutral: This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

The Underlying Index may include both long and short positions in ETFs and ETVs. As opposed to taking long positions in which an investor seeks to profit from increases in the price of a security, short selling (or “selling short”) is a technique used by the Portfolio to try and profit from the falling price of a security. Short selling involves selling a security that has been borrowed from a third party with the intention of buying the identical security back at a later date to return to that third party. The basic principle of short selling is that one can profit by selling a security now at a high price and later buying it back at a lower price. The short seller hopes to profit from a decline in the price of the security between the sale and the repurchase, as the seller will pay less to buy the security than it received on selling the security.

The Portfolio, by seeking to track the Underlying Index, seeks exposure to the following hedge fund investment styles:

•	Long/short hedge funds typically diversify their risks by limiting the net exposure to particular regions, industries, sectors and market capitalization bands, allowing them to focus on company-specific anomalies. At the same time, long/short managers often hedge against un-diversifiable risk, such as market risk (i.e., the returns of the overall market). Certain long/short managers focus on specific sectors, regions or industries, on particular investment styles, such as value or growth, or certain types of stocks, such as small or large.

•	Macro hedge funds typically employ top-down macro analysis (e.g., political trends, macroeconomics, etc.) to identify dislocations in equity, fixed-income, currency and commodity markets that are expected to lead to large price movements.

•	Market Neutral hedge funds typically invest in both long and short positions in stocks while minimizing exposure to the systematic components of risk. These market neutral strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market capitalization, region and country. Market neutral strategies that effectively neutralize the market exposure are not impacted by directional moves in the market.

7

Risk Arbitrage: This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Portfolio’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures: This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”). See “Subsidiary Risk” below for more information.

Master Limited Partnerships (“MLPs”): This strategy seeks to deliver both current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources (“Energy Companies”). The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Portfolio will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

•	Event-Driven hedge funds typically invest in a combination of credit opportunities and event-driven equities. Within the credit-oriented portion, sub-strategies include long/short high yield credit (below investment grade corporate bonds or “junk” bonds), leveraged loans (bank debt, mezzanine, or floating rate loans), capital structure arbitrage (debt vs. debt or debt vs. equity), and reorganization equity. Within the equity portion, sub-strategies include risk (or merger) arbitrage, holding company arbitrage, special situations and value equities where a change in management, significant product launch, or some other economic catalyst is expected to unlock shareholder wealth. Event-driven managers invest across multiple asset classes and may also seek to exploit shifts in economic cycles.

•	Emerging Market hedge funds typically invest in financial instruments such as equities, sovereign and corporate debt issues and currencies of countries in “emerging” markets (i.e., countries and economies in a transitional state from developing to developed).

•	Fixed Income Arbitrage hedge funds typically employ strategies that seek to take advantage of price differentials and inefficiencies between fixed-income securities that are related either economically or statistically. Such funds may limit volatility by hedging out interest rate risk and market exposure.

The Underlying Index Components generally provide exposures to:

•	U.S. large-capitalization equity;
•	U.S. small-capitalization equity;
•	U.S. growth equity;
•	U.S. value equity;
•	Emerging market equity, debt and sovereign debt, including small-capitalization equity;
•	Foreign equity (Europe, Australasia & Far East), including small-capitalization equity;
•	U.S. and foreign preferred securities;
•	U.S. investment grade corporate debt;
•	U.S. government short- and intermediate-term maturity obligations;
•	U.S. high yield (or “junk”) debt;

8

Credit Long/Short or Non-Traditional Fixed-Income: This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps and related options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro Strategy: This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

Tactical Allocation: This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Portfolio is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Portfolio.

•	U.S. Treasury Inflation Protection Securities (“TIPS”);
•	U.S. mortgage-backed debt
•	U.S. convertible debt;
•	U.S. floating rate bank loans;
•	Municipal bonds;
•	Foreign sovereign debt;
•	Foreign currencies and currency futures;
•	U.S. and foreign real estate investment trusts;
•	Commodities; and
•	The implied volatility of the S&P 500® Index.

The Portfolio may use a “Representative Sampling” strategy in seeking to track the performance of its Underlying Index. When using a Representative Sampling strategy, the Portfolio will invest in a sample of its Underlying Index Components whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Underlying Index as a whole.

9

Other Strategies: The Manager may modify the strategies summarized above and allocate the Portfolio’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms of arbitrage.

The Manager may allocate the Portfolio’s assets among the following Subadvisors:

Subadvisor	Strategy
Candriam France S.A.S.	Risk Arbitrage, Credit Long/Short or Non-Traditional Fixed-Income, Managed Futures, Global Macro
Cushing® Asset Management, LP	Master Limited Partnerships (“MLPs”) and Other Energy Companies
MacKay Shields LLC	Equity Market Neutral Credit Long/Short or Non-Traditional Fixed-Income

In order to qualify as a regulated investment company under Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), the Portfolio intends to gain exposure to the commodities market primarily through investing a portion of the Portfolio’s assets (up to 25% in the aggregate) in the equity securities of one or more Cayman Subsidiaries, which have the same investment objective as the Portfolio. In pursuing its investment objective, each Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity-related instruments and other investments. The Manager will advise each Cayman Subsidiary and may retain one or more Subadvisors to manage the assets of each Cayman Subsidiary. Although each Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio, the investment programs of the Portfolio and each Cayman Subsidiary are not necessarily identical. Initially, the Portfolio intends to invest in one Cayman Subsidiary but retains the right to invest in additional Cayman Subsidiaries in the future.

10

Comparison of Fees and Expenses

Fees and Expenses of the Portfolios:

The following discussion compares the fees and expenses of the Portfolios before and, with respect to the Acquiring Portfolio, after the Reorganization. Expenses of the VP ARMS Portfolio are as of December 31, 2017. Expenses of the Acquiring Portfolio are estimated for the current fiscal year.

Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

It is important to note that following the Reorganization, shareholders of the VP ARMS Portfolio would be subject to the actual fees and expenses of the relevant share class of the Acquiring Portfolio, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

INITIAL CLASS	MainStay VP IQ Hedge Multi-Strategy Portfolio	MainStay VP Absolute Return Multi-Strategy Portfolio	MainStay VP IQ Hedge Multi-Strategy Portfolio Pro Forma Combined
Annual Portfolio Operating Expenses (fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio’s average daily net assets)	0.75%	1.25%[1]	0.75%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[2]
Other Expenses of the Cayman Subsidiary	None	0.03%[3]	None
Dividend Expenses and Broker Fees and Charges on Short Sales	None	1.05%	None
Remainder of Other Expenses	0.28%	0.15%	0.07%
Total Other Expenses	0.28%	1.23%	0.07%
Acquired (Underlying) Fund Fees and Expenses	0.22%	—	0.22%
Total Annual Portfolio Operating Expenses	1.25%	2.48%	1.04%
Waiver / Reimbursement	(0.33)%[4]	None	(0.12)%[4]
Total Annual Portfolio Operating Expenses After Waiver	0.92%[4]	2.48%	0.92%[4]

11

(1)	The VP ARMS Portfolio may invest a portion of its assets in a Cayman Subsidiary. The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the VP ARMS Portfolio pays New York Life Investments for services provided to the VP ARMS Portfolio. New York Life Investments is contractually obligated to waive the management fee it receives from the VP ARMS Portfolio in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place. The VP ARMS Portfolio’s Total Annual Portfolio Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the VP ARMS Portfolio and do not reflect certain waivers.
(2)	Based on estimated amounts for the current fiscal year.
(3)	Other Expenses of the Cayman Subsidiary include the expenses (other than the management fee) borne by the VP ARMS Portfolio as the sole shareholder of the Cayman Subsidiary, including administrative, audit, custody and legal expenses.
(4)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.70% of the average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

SERVICE CLASS	MainStay VP IQ Hedge Multi-Strategy Portfolio	MainStay VP Absolute Return Multi-Strategy Portfolio	MainStay VP IQ Hedge Multi-Strategy Portfolio Pro Forma Combined
Annual Portfolio Operating Expenses (fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio’s average daily net assets)	0.75%	1.25%[1]	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[2]
Other Expenses of the Cayman Subsidiary	None	0.03%[3]	None
Dividend Expenses and Broker Fees and Charges on Short Sales	None	1.05%	None
Remainder of Other Expenses	0.28%	0.15%	0.07%
Total Other Expenses	0.28%	1.23%	0.07%
Acquired (Underlying) Fund Fees and Expenses	0.22%	—	0.22%
Total Annual Portfolio Operating Expenses	1.50%	2.73%	1.29%
Waiver / Reimbursement	(0.33)%[4]	None	(0.12)%[4]
Total Annual Portfolio Operating Expenses After Waiver	1.17%[4]	2.73%	1.17%[4]

12

(1)	VP ARMS Portfolio may invest a portion of its assets in a Cayman Subsidiary. The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the VP ARMS Portfolio pays New York Life Investments for services provided to the VP ARMS Portfolio. New York Life Investments is contractually obligated to waive the management fee it receives from the VP ARMS Portfolio in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place. The VP ARMS Portfolio’s Total Annual Portfolio Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the VP ARMS Portfolio and do not reflect certain waivers.
(2)	Based on estimated amounts for the current fiscal year.
(3)	Other Expenses of the Cayman Subsidiary include the expenses (other than the management fee) borne by the VP ARMS Portfolio as the sole shareholder of the Cayman Subsidiary, including administrative, audit, custody and legal expenses.
(4)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.95% of the average daily net assets. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Example:

The Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example does not include any separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. If they were included, your costs would be higher. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated ending December 31, 2017 whether or not you redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

MainStay VP IQ Hedge Multi-Strategy Portfolio

	1 Year	3 Years
Initial Class	$94	$364
Service Class	$119	$442

13

MainStay VP Absolute Return Multi-Strategy Portfolio

	1 Year	3 Years	5 Years	10 Years
Initial Class	$251	$773	$1,321	$2,816
Service Class	$276	$847	$1,445	$3,061

MainStay VP IQ Hedge Multi-Strategy Portfolio Pro Forma Combined

	1 Year	3 Years
Initial Class	$94	$319
Service Class	$119	$397

Comparison of Portfolio Turnover

Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Portfolio’s performance. During the fiscal year ended December 31, 2017, the VP ARMS Portfolio’s portfolio turnover rate was 185%. The Acquiring Portfolio has not been operational through the end of a fiscal year. Therefore, no portfolio turnover rate is shown.

Comparison of Purchase, Exchange, Selling Shares and Valuation of Shares

Each Portfolio offers the following classes of shares: Initial Class and Service Class.

The procedures for selling shares and valuation of shares of the VP ARMS Portfolio and the Acquiring Portfolio are identical.

Federal Tax Consequences

As a condition to the closing of the Reorganization, the VP ARMS Portfolio and Acquiring Portfolio will have received from Dechert LLP, legal counsel to the Portfolios and the Independent Trustees, an opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss will be recognized by the VP ARMS Portfolio or the shareholders of the VP ARMS Portfolio as a result of the Reorganization, and the aggregate tax basis of the Acquiring Portfolio shares received by each VP ARMS Portfolio shareholder will be the same as the aggregate tax basis of the shares of the VP ARMS Portfolio exchanged therefor.

Principal Risks

The Portfolios are subject to the principal investment risks identified below.  In the case of the Acquiring Portfolio, certain of these risks relate directly to exchange-traded products (“ETPs”) in which the Acquiring Portfolio invests.  Each of the principal investment risks of the Portfolios is summarized below.

14

Principal Investment Risk	VP ARMS Portfolio	Acquiring Portfolio
Cash Flow Risk		✔
Convertible Securities Risk	✔
Commodities and Commodity-Linked Derivatives Risk	✔	✔
Correlation Risk		✔
Currency Risk	✔	✔
Debt Securities Risk	✔	✔
Depositary Receipts Risk	✔	✔
Derivatives Risk	✔	✔
Distressed Securities Risk	✔	✔
Emerging Markets Risk	✔	✔
Energy Companies Risk	✔
Equity Securities Risk	✔	✔
Event-Driven Arbitrage Risk	✔	✔
Exchange-Traded Fund (“ETF”) Risk	✔	✔
Floaters and Variable Rate Notes Risk	✔	✔
Floating Rate Loans Risk		✔
Foreign Securities Risk	✔	✔
Fund of Funds Risk		✔
Growth Stock Risk	✔	✔
High-Yield Securities Risk	✔	✔
Index Risk		✔
Large Transaction Risks		✔
Leverage Risk	✔	✔
Liquidity and Valuation Risk	✔	✔
Market Capitalization Risk	✔	✔
Market Risk	✔	✔
Master Limited Partnerships and Other Natural Resources Sector Companies Risk	✔
Mortgage-Related and Other Asset-Backed Securities Risk	✔	✔
Multi-Manager Risk	✔
Municipal Bond Risk		✔
New Fund Risk		✔
Other Investment Companies Risk	✔
Passive Management Risk		✔
Portfolio Management Risk	✔	✔
Preferred Stock Risk		✔
Real Estate Investment Trust (“REIT”) Risk	✔	✔
Regulatory Risk	✔	✔
Risk Management Techniques Risk	✔
Short Selling and Short Exposure Risk	✔	✔
Subsidiary Risk	✔
Tax Risk	✔
Value Stock Risk	✔	✔

15

The following describes the principal risks that are common to both Portfolios. As noted above, certain of these risks for the Acquiring Portfolio are principal investment risks of the ETPs in which the Acquiring Portfolio invests.

Commodities and Commodity-Linked Derivatives Risk: Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Because the value of a commodity-linked derivative instrument and structured note typically are based upon the price movements of physical commodities, the value of these securities will rise or fall in response to changes in the underlying commodities or related index of investment.

Currency Risk: Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Portfolio’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. (The following disclosure is applicable to the VP ARMS Portfolio only: One or more Subadvisors seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Portfolio’s assets allocated to the Subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. One or more Subadvisors may from time to time attempt to hedge all or a portion of the perceived currency risk by engaging in similar hedging transactions. However, these transactions and techniques may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.)

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Portfolio’s income if the proceeds are reinvested at lower interest rates.

Interest rates in the United States are near historic lows, and the Portfolio currently faces a heightened level of interest rate risk. To the extent the Board of Governors of the Federal Reserve System (“Federal Reserve Board”) continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise, possibly significantly and/or rapidly. Rising interest rates or lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Portfolio to sell its fixed-income or debt holdings at a time when a Subadvisor might wish to sell. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Portfolio’s fixed-income or debt holdings.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Portfolio’s yield will fluctuate with changes in short-term interest rates.

Depositary Receipts Risk: Investments in depositary receipts may entail the special risks of foreign investing, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

16

Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may expose the Portfolio to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. (The following disclosure is applicable to the VP ARMS Portfolio only: For example, if the Portfolio is the seller of credit protection in a credit default swap, the Portfolio effectively adds leverage to its portfolio and is subject to the credit exposure on the full notional value of the swap.) Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Portfolio. Futures may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. (The following disclosure is applicable to the VP ARMS Porfolio only: Due to fluctuations in the price of the underlying asset, the Portfolio may not be able to profitably exercise an option and may lose its entire investment in an option. Forward commitments entail the risk that the instrument may be worth less when it is issued or received than the price the Portfolio agreed to pay when it made the commitment. The use of foreign currency forwards may result in currency exchange losses due to fluctuations in currency exchange rates or an imperfect correlation between portfolio holdings denominated in a particular currency and the forward contracts entered into by the Portfolio.) Uncleared swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums on uncleared swaps, which may result in the Portfolio and its counterparties posting higher margin amounts for uncleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading are intended to reduce counterparty credit risk and increase liquidity but neither makes swap transactions risk-free. Derivatives may also increase the expenses of the Portfolio.

Distressed Securities Risk: Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. In addition, the Portfolio’s ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Emerging Markets Risk: The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, risk of loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the portfolio managers’ ability to anticipate such changes that can adversely affect the value of the Portfolio’s holdings. Opportunity for greater gain often comes with greater risk of loss.

Event-Driven Arbitrage Risk: The Portfolio’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the special situation does not occur as anticipated, when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Portfolio may decline sharply and result in losses to the Portfolio if, for example, such securities are ultimately sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price.

Exchange-Traded Fund (“ETF”) Risk: The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests or is designed to track, although lack of liquidity in an ETF could result in it being more volatile than its underlying portfolio securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in ETFs. ETFs also have management fees and transaction costs that may make them more expensive than owning the underlying securities directly.

17

Floaters and Variable Rate Notes Risk: Floaters and variable rate notes provide for a periodic adjustment in the interest rate paid on the securities. The rate adjustment intervals may be regular and range from daily up to annually, or may be based on an event, such as a change in the prime rate. Floating and variable rate notes may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Portfolio’s ability to sell the securities at any given time. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. Such securities also may lose value.

Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio’s investments in foreign securities. Foreign securities may also subject the Portfolio’s investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

Growth Stock Risk: If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as “junk bonds”) are considered speculative because they present a greater risk of loss than higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Leverage Risk: To the extent the Portfolio employs certain strategies and instruments (e.g., derivatives) that result in economic leverage, the Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk: Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Portfolio may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security’s sale. As a result, an investor could pay more than the market value when buying Portfolio shares or receive less than the market value when selling Portfolio shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. Liquidity risk may also refer to the risk that the Portfolio may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Portfolio.

Market Capitalization Risk: To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

18

Market Risk: The value of the Portfolio’s investments may fluctuate because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar investment objectives and strategies. Changes in these markets may be rapid and unpredictable. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of Portfolio shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio’s shares.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related securities (such as mortgage-backed securities) and other asset-backed securities generally involve a stream of payments based on the underlying obligations. These payments, which are often part interest and part return of principal, vary based on the rate at which the underlying borrowers repay their loans or other obligations. Asset-backed securities are subject to the risk that borrowers may default on the underlying obligations and that, during periods of falling interest rates, these obligations may be called or prepaid and, during periods of rising interest rates, obligations may be paid more slowly than expected. Impairment of the underlying obligations or collateral, such as by non-payment, will reduce the security’s value. Enforcing rights against such collateral in events of default may be difficult or insufficient. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. (The following disclosure is applicable to the VP ARMS Portfolio only: The ability of the Portfolio to successfully utilize these instruments may depend on the ability of the Subadvisor to forecast interest rates and other economic factors correctly.) These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by a Subadvisor may not produce the desired results. (The following disclosure is applicable to the VP ARMS Portfolio only: In addition, the Portfolio may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances.) (The following disclosure is applicable to the Acquiring Portfolio only: The Portfolio may be particularly susceptible to this risk to the extent that the Subadvisor employs a “representative sampling” strategy. In addition, the Portfolio may not achieve its investment objective and the Portfolio may not achieve performance similar to the overall hedge fund universe or the Underlying Index (i.e. the Portfolio’s returns may not equal or exceed those of the Underlying Index).)

Real Estate Investment Trust (“REIT”) Risk: Investments in REITs involve risks associated with direct ownership of real estate, including decline in property values, extended vacancies, increases in property taxes and changes in interest rates. Additionally, the appreciation of securities issued by a REIT depends, in part, on the skills of the REIT’s manager. REITs may not be diversified, may experience substantial cost in the event of borrower or lessee defaults and are subject to heavy cash flow dependency.

Regulatory Risk: The Portfolio as well as the issuers of the securities and other instruments in which the Portfolio invests are subject to considerable regulation and the risks associated with adverse changes in laws and regulations governing their operations. For example, regulatory authorities in the U.S. or other countries may prohibit or restrict the ability of the Portfolio to short sell certain securities, either generally or with respect to certain industries or countries, which may impact the Portfolio’s ability to fully implement its investment strategies. In addition, regulatory authorities are in the process of adopting and implementing regulations governing derivatives markets, and although the ultimate impact of the regulations remains unclear, the regulations may adversely affect, among other things, the availability, value or performance of derivatives.

19

Short Selling and Short Exposure Risk: To the extent the Portfolio obtains short exposure through the use of derivatives, the Portfolio would be subject to leverage risk, counterparty risk and other risks associated with the use of derivatives. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. The Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale.

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with the Portfolio’s custodian to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held with the broker), marked-to-market daily, to cover the short sale obligations. This may limit the Portfolio’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot go below zero.

By investing the proceeds received from selling securities short, the Portfolio could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio’s exposure to long positions and make any change in the Portfolio’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio’s leveraging strategy will be successful or that it will produce a higher return on an investment.

Value Stock Risk: Value stocks may never reach what the Subadvisors believe is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Portfolio’s performance may be lower or higher than that of funds that invest in other types of equity securities.

The following describes principal risks that are unique to the VP ARMS Portfolio.

Convertible Securities Risk: Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Portfolio could lose its entire investment. Foreign Securities Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Differences between U.S. and foreign regulatory regimes and securities markets, including less stringent investor protections and disclosure standards of some foreign markets, less liquid trading markets and political and economic developments in foreign countries, may affect the value of the Portfolio’s investments in foreign securities. Foreign securities may also subject the Portfolio’s investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment go up or down, unrelated to the quality or performance of the investment itself.

20

Energy Companies Risk: Energy Companies are subject to certain risks, including, but not limited to, fluctuations in the prices of commodities (such as natural gas, natural gas liquids and crude oil), a significant decrease in the production of natural gas, crude oil, or other energy commodities, or a sustained decline in demand for energy commodities. In addition, Energy Companies are subject to risks associated with environmental costs and liabilities, regulatory changes and enforcement proceedings, and extreme weather conditions, among other risks particular to their specific business. The highly cyclical nature of the energy sector may adversely affect the earnings or operating cash flows of certain Energy Companies in which the Portfolio may invest. Energy Companies are also subject to risks that are specific to the particular sub-sector of the energy sector in which they operate.

Master Limited Partnerships and Other Natural Resources Sector Companies Risks: Natural resources sector companies, including energy companies and MLPs, are subject to risks, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies. Energy companies are affected by worldwide energy prices and may suffer losses as a result of adverse changes in these prices and market volatility. Additionally, energy companies may be at risk for increased government regulation and intervention and litigation. In addition, investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks; (ii) the limited ability to elect or remove management or the general partner or managing member; (iii) limited voting rights; and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid.

Multi-Manager Risk: The Portfolio’s performance relies on the skill of New York Life Investments in selecting and monitoring the Subadvisors. The Portfolio’s performance also is dependent upon the New York Life Investments’ skill in determining strategic allocations of the Portfolio’s assets among the Subadvisors and the Subadvisors’ skill in implementing their respective strategy or strategies. The Subadvisors’ investment strategies may not always be complementary to one another and, as a result, the Subadvisors may make decisions that conflict with one another, which may adversely affect the Portfolio’s performance. For example, a Subadvisor may purchase an investment for the Portfolio at the same time that another Subadvisor sells the investment, resulting in higher expenses without accomplishing any net investment result. Alternatively, several Subadvisors could purchase the same investment at the same time, causing the Portfolio to pay higher expenses because they did not aggregate their transactions. The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, which could lead to large beneficial or detrimental effects on the Portfolio’s performance. New York Life Investments may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

The Subadvisors may underperform the market generally and may underperform other subadvisors that New York Life Investments could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

Investments selected using quantitative methods or based on models that analyze information and data may perform differently from the market as a whole. There can be no assurance that these methodologies or models will enable the Portfolio to achieve its objective. The quantitative model used by a Subadvisor, and the investments selected based on the model, may not perform as expected. The quantitative model may contain certain errors in construction and implementation that may adversely affect the Portfolio’s performance. In addition, the Portfolio’s performance will reflect, in part, a Subadvisor’s ability to make active qualitative decisions and timely adjust the quantitative model, including the model’s underlying metrics and data.

Other Investment Companies Risk: The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. In addition, because closed-end funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

21

Risk Management Techniques Risk: Although the Portfolio may employ various hedging and risk management techniques, there is no assurance that the Portfolio will engage in hedging transactions or risk management techniques at any one time, including during volatile market conditions. There also is no assurance that any hedging transactions or risk management techniques will be successful or that the Portfolio will be able to hedge fully or perfectly against any risk.

Subsidiary Risk: By investing in a Cayman Subsidiary, the Portfolio is indirectly exposed to the risks associated with such Cayman Subsidiary’s investments. Each Cayman Subsidiary will not be registered under the Investment Company Act of 1940, as amended (“1940 Act”) and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or each Cayman Subsidiary to operate as expected and could adversely affect the Portfolio.

Tax Risk: With respect to Portfolio investments in MLPs qualifying as QPTPs for U.S. federal income tax purposes, QPTPs are not subject to any U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business of a given QPTP, could result in a QPTP being treated as a corporation for U.S. federal income tax purposes, which would result in such QPTP being required to incur U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Portfolio’s MLP investments.

Among the requirements the Portfolio must satisfy in order to qualify as a RIC, it must derive at least 90% of its gross income each taxable year from “qualifying gross income,” which is described in greater detail in the Portfolio’s Statement of Additional Information. Gross income from commodities and certain commodity-linked derivative instruments generally will not be considered qualifying gross income of a regulated investment company. The Portfolio’s investment in the Cayman Subsidiary is intended to provide the Portfolio with exposure to the commodity markets within the limitations prescribed in Subchapter M of the Internal Revenue Code.

With respect to Portfolio investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to registered investment companies (but not the Portfolio) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the Portfolio is not able to rely on private letter rulings issued to other taxpayers.

During September 2016, the IRS and the Treasury Department issued proposed regulations that, if finalized, would generally treat the Portfolio’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the Portfolio has obtained an opinion of counsel that its income from such investments should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. Nevertheless, changes in the laws of the United States or the Cayman Islands could result in the inability of the Portfolio or the Cayman Subsidiary to operate as described in the Portfolio’s Prospectus and Statement of Additional Information. Such changes could adversely affect the Portfolio’s ability to meet its investment objective as well as could jeopardize the Portfolio’s tax status as a regulated investment company under the Internal Revenue Code which, in turn, may subject the Portfolio to higher tax rates and/or penalties.

22

The following describes the principal risks that are unique to the Acquiring Portfolio. As noted above, certain of these risks for the Acquiring Portfolio are principal investment risks of the ETPs in which the Acquiring Portfolio invests.

Cash Flow Risk: The amount of cash that the Portfolio has available to distribute to shareholders will depend on the ability of the ETPs in which the Portfolio has an interest to make distributions or pay dividends to their investors and the tax character of those distributions or dividends.

Correlation Risk: The investment results of the Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs and trading risks (when rebalancing the Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons), cash flows and operational inefficiencies. Market disruptions and regulatory restrictions could have an adverse effect on the Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the Portfolio may use a “representative sampling” approach, which may cause the Portfolio’s investment results to not be as well correlated with those of the Underlying Index as would be the case if the Portfolio purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. Errors in the Underlying Index data, the Underlying Index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Portfolio and its shareholders. As a result, the Portfolio’s returns may be lower than the returns of the Underlying Index.

Floating Rate Loans Risk: The floating rate loans in which an ETP invests are usually rated below investment grade, or if unrated, determined by the ETP or its advisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of an ETP’s investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, an ETP’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, an ETP may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, an ETP may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the ETP generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Fund of Funds Risk: The Portfolio’s investment performance, because it is a fund of funds, depends on the investment performance of the underlying ETPs in which it invests.

Index Risk: The performance of the Underlying Index may deviate from that of the markets the Underlying Index seeks to track due to changes that are reflected in the sector more quickly than the Underlying Index’s monthly rebalancing process can track. Securities in the Underlying Index may also underperform in comparison to the general securities markets. In addition, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including accurately achieving exposure to the overall hedge fund universe.

Large Transaction Risks: To minimize disruptions to the operations of the Portfolio, the Subadvisor seeks to maintain existing allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. These practices may temporarily affect the Subadvisors ability to fully implement the Portfolio’s investment strategies.

23

Municipal Bond Risk: Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities. Municipalities continue to experience economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the ETP’s net asset value.

New Fund Risk: The Portfolio is a new fund which may result in additional risk. There can be no assurance that the Portfolio will grow to an economically viable size, in which case the Portfolio may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Passive Management Risk: Unlike many investment companies, the Portfolio seeks to track its Underlying Index and is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) the Underlying Index.

Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. In addition, preferred stocks may not pay dividends, an issuer may suspend payment of dividends on preferred stock at any time, and in certain situations an issuer may call or redeem its preferred stock or convert it to common stock. To the extent that the ETP invests a substantial portion of its assets in convertible preferred stocks, declining common stock values may also cause the value of the ETP’s investments to decline.

Investment Restrictions and Policies

In addition to the investment objectives and principal investment strategies described above, each Portfolio has adopted certain fundamental investment restrictions and non-fundamental investment policies. These fundamental investment restrictions may only be changed by approval of a Portfolio’s shareholders, while the Board has the ability to change non-fundamental investment policies without a shareholder vote. The VP ARMS Portfolio and the Acquiring Portfolio have the same fundamental investment restrictions and non-fundamental investment policies. However, unlike the VP ARMS Portfolio, the Acquiring Portfolio is permitted to concentrate its investments in a particular industry or group of industries to the extent necessary to track its Underlying Index. In addition, the Acquiring Portfolio has a policy to invest, under the normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the IQ Hedge Multi-Strategy Index.

Please refer to Appendix E for a list and explanation of the fundamental investment restrictions.

Material Differences in the Rights of Shareholders

Each Portfolio is a series of MainStay VP Funds Trust, a Delaware statutory trust. Therefore, there are no differences in the rights of shareholders of each Portfolio.

Information About the Reorganization

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix B and is incorporated herein by reference.

General

Under the Reorganization Agreement, the VP ARMS Portfolio will transfer its assets to the Acquiring Portfolio in exchange for all of the liabilities of the VP ARMS Portfolio and shares of the Acquiring Portfolio. Shares of the Acquiring Portfolio issued to the VP ARMS Portfolio will have an aggregate NAV equal to the aggregate NAV of the VP ARMS Portfolio’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date (as defined in Appendix B) of the Reorganization (“Valuation Time”). Upon receipt by the VP ARMS Portfolio of the shares of the Acquiring Portfolio, the VP ARMS Portfolio will distribute the shares to its shareholders, and thereafter the VP ARMS Portfolio will be terminated as a series of MainStay VP Funds Trust under Delaware state law.

24

No sales charge or fee of any kind will be assessed to VP ARMS Portfolio shareholders in connection with their receipt of shares of the Acquiring Portfolio in the Reorganization.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Acquiring Portfolio will acquire the assets of the VP ARMS Portfolio on the Closing Date in consideration for the assumption of the liabilities of the VP ARMS Portfolio and shares of the Acquiring Fund.

On the Closing Date, the VP ARMS Portfolio will transfer to the Acquiring Portfolio its assets in exchange solely for shares of the Acquiring Portfolio that are equal in value to the value of the net assets of the VP ARMS Portfolio transferred to the Acquiring Portfolio as of the Closing Date, as determined in accordance with the Acquiring Portfolio’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Portfolios, and the assumption by the Acquiring Portfolio of the liabilities of the VP ARMS Portfolio. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, it is expected that the VP ARMS Portfolio will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The VP ARMS Portfolio expects to distribute the shares of the Acquiring Fund to the shareholders of the VP ARMS Portfolio promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the VP ARMS Portfolio will be redeemed in accordance with applicable state law and the charter of the VP ARMS Portfolio. Thereafter, the VP ARMS Portfolio will be terminated as a series of MainStay VP Funds Trust under Delaware law.

Each Portfolio has made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the VP ARMS Portfolio and Acquiring Portfolio, respectively, are conditioned upon, among other things:

•	the approval of the Reorganization by the VP ARMS Portfolio’s shareholders;
•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;
•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;
•	the truth in all material respects as of the Closing Date of the representations and warranties of the Portfolios and performance and compliance in all material respects with the Portfolios’ agreements, obligations and covenants required by the Reorganization Agreement;
•	the effectiveness, under applicable law, of the registration statement of which this Proxy Statement forms a part, and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;
•	the effectiveness, under applicable law, of the registration statement of the Acquiring Portfolio;
•	the declaration of a dividend by the VP ARMS Portfolio to distribute all of its undistributed net investment income and net capital gains; and
•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Portfolios, either before or after approval thereof by the shareholders of the VP ARMS Portfolio.

25

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”). As a condition to the closing of the Reorganization, the VP ARMS Portfolio and Acquiring Portfolio will receive a legal opinion from Dechert LLP substantially to the effect that for federal income tax purposes:

(1)	The transfer of the VP ARMS Portfolio’s assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the assumption of the VP ARMS Portfolio’s liabilities, followed by a distribution of those shares to the shareholders of the VP ARMS Portfolio and the termination of the VP ARMS Portfolio will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;
(2)	No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the VP ARMS Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities of the VP ARMS Portfolio;
(3)	The basis in the hands of the Acquiring Portfolio of the assets of the VP ARMS Portfolio transferred to the Acquiring Portfolio in the Reorganization will be the same as the basis of such assets in the hands of the VP ARMS Portfolio immediately prior to the transfer;
(4)	The holding periods of the assets of the VP ARMS Portfolio in the hands of the Acquiring Portfolio will include the periods during which such assets were held by the VP ARMS Portfolio (except where investment activities of the Acquiring Portfolio at the closing of the tax year of the VP ARMS Portfolio have the effect of reducing or eliminating a holding period with respect to an asset);
(5)	No gain or loss will be recognized by the VP ARMS Portfolio upon the transfer of the VP ARMS Portfolio’s assets to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the liabilities of the VP ARMS Portfolio or upon the distribution (whether actual or constructive) by the VP ARMS Portfolio of shares of the Acquiring Portfolio to the shareholders of the VP ARMS Portfolio in liquidation, except for any adjustments that may be required to be made as a result of the closing of the tax year of the VP ARMS Portfolio due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the VP ARMS Portfolio;
(6)	The shareholders of the VP ARMS Portfolio will not recognize a gain or loss upon the exchange of their shares of the VP ARMS Portfolio solely for shares of the Acquiring Portfolio as part of the Reorganization;
(7)	The aggregate basis of the shares of the Acquiring Portfolio that the shareholders of the VP ARMS Portfolio receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the VP ARMS Portfolio exchanged therefor, except for any gain or loss that may be required to be recognized solely as a result of the closing of the tax year of the VP ARMS Portfolio due to the Reorganization or as the result of any transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; and
(8)	The holding period for the shares of the Acquiring Portfolio that a shareholder of the VP ARMS Portfolio receives in the Reorganization will include the period for which it held the shares of the VP ARMS Portfolio exchanged therefor, provided that on the date of the exchange it held such shares of the VP ARMS Portfolio as capital assets, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the VP ARMS Portfolio’s taxable year or on which gain was recognized upon the transfer to the Acquiring Portfolio.

The opinion will be based on certain factual certifications made by the VP ARMS Portfolio and the Acquiring Portfolio and will also be based on customary assumptions. It is possible that the Internal Revenue Service (“IRS”) could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Dechert LLP will express no view with respect to the effect of the Reorganization on any transferred assets as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such assets regardless of whether such a transfer would otherwise be a non-taxable transaction.

26

Prior to the closing of the Reorganization, the VP ARMS Portfolio will, and the Acquiring Portfolio may, declare a distribution to shareholders that together with all previous distributions will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions are expected to be significant based on market values as of the date of this Proxy Statement/Prospectus. However, since the VP ARMS Portfolio is an investment option for variable annuity contracts or a variable universal life insurance policies it is not anticipated that any required capital gains distribution will be currently taxable to shareholders. You should seek the advice of a tax advisor to determine how this distribution will impact your individual tax situation.

The Acquiring Portfolio’s ability to carry forward and use pre-Reorganization capital losses of either the Acquiring Portfolio or the VP ARMS Portfolio may be limited. Under Section 381 of the Code, for the taxable year ending after the Closing Date of the Reorganization, only that percentage of the Acquiring Portfolio’s capital gain net income for such taxable year (excluding capital loss carryforwards) as corresponds to the portion of its year that remains following the Reorganization can be reduced by capital loss carryforwards (including as otherwise limited) of the VP ARMS Portfolio. In addition, the loss limitation rules of Sections 382 and 383 of the Code will apply. First, one Portfolio’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Portfolio that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Second, a portion of a Portfolio’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gains, and in some cases, some portion of losses could be forfeited if they expire before being utilized. Third, any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, former shareholders of a Portfolio may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, since the shareholders of the VP ARMS Portfolio will receive shares of the Acquiring Portfolio, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Acquiring Portfolio’s assets, as well as any taxable gains realized by the Acquiring Portfolio but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Portfolio.

The realized and unrealized gains and losses of each of the VP ARMS Portfolio and the Acquiring Portfolio at the time of the Reorganization will determine the extent to which the combined Portfolio’s respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Portfolio following the Reorganization, and consequently the extent to which the combined Portfolio may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the VP ARMS Portfolio and the Acquiring Portfolio at the time of the Reorganization and thus cannot be calculated precisely at this time.

Based on data through July 31, 2018, the Reorganization is not expected to result in loss limitations and loss forfeitures. However, because the Reorganization is not expected to close until on or about November 16, 2018, these limitations and any potential forfeitures may change significantly between now and the completion of the Reorganization. Further, a Portfolio’s ability to use a loss (even in the absence of Reorganization) depends on factors other than the loss limitations, such as future realization of capital gains or losses. In addition, absent the Reorganization, the VP ARMS Portfolio would be limited to using its capital loss carryforwards in each of the eight taxable years succeeding the loss year.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Consult your tax advisor about the effect of state, local, foreign, and other tax laws.

27

Information About Management of the PORTFOLIOs

General

New York Life Investments is the investment manager to the Portfolios. New York Life Investments is located at 51 Madison Avenue, New York, New York 10010. In conformity with the stated policies of the Portfolios, New York Life Investments administers each Portfolio’s business affairs and manages the investment operations of each Portfolio and the composition of the investment portfolio of each Portfolio, subject to the oversight of the Board. New York Life Investments, a Delaware limited liability company, commenced operations in April 2000 and is an indirect, wholly-owned subsidiary of New York Life Insurance Company. As of June 30, 2018, New York Life Investments and its affiliates managed approximately $554.8 billion in assets. The Reorganization will not result in a change of investment manager.

VP ARMS Portfolio Subadvisors

Candriam France S.A.S. (“Candriam France”) is located at 40, rue Washington, F-75008, Paris, France. Candriam France is a part of Candriam Investors Group, a leading pan-European multi-specialist asset manager with a 20-year track record and a team of approximately 500 experienced professionals. As of June 30, 2018, Candriam France managed approximately $11.077 billion in assets.

Cushing® Asset Management, LP (“Cushing”) is located at 8117 Preston Road, Suite 440, Dallas, Texas 75225. Cushing is a wholly-owned investment advisory subsidiary of Swank Capital. Cushing was founded in 2003 and serves as investment adviser to registered and unregistered funds which invest primarily in securities of MLPs and other energy and energy-related companies. As of June 30, 2018, Cushing managed approximately $3.5 billion in assets.

MacKay Shields LLC (“MacKay Shields”) is located at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life Investment Management Holdings LLC. As of June 30, 2018, MacKay Shields managed approximately $110.47 billion in assets.

The table below lists the portfolio managers for the VP ARMS Portfolio:

Manager / Subadvisor	Portfolio Managers
New York Life Investment Management LLC	Jae Yoon, Senior Managing Director
Jonathan Swaney, Managing Director
Poul Kristensen, Managing Director
Amit Soni, Director
Candriam France S.A.S.	Steeve Brument, Head of Systematic Funds
Roland Juhel, Senior Portfolio Manager
Johann Mauchand, Portfolio Manager
Edouard Petitcollot, Senior Portfolio Manager
Olivier Baccam, Senior Portfolio Manager
Philippe Noyard, Head of High Yield & Credit Arbitrage Management
Patrick Zeenni, Deputy Head of High Yield & Credit Arbitrage Management
Nicolas Jullien, Senior Portfolio Manager
Charles de Courcel, Head of Quantitative Global Macro Management
Michel LeBras, Senior Portfolio Manager
Thomas Joret, Portfolio Manager
Tristan Abet, Senior Portfolio Manager
Cushing Asset Management, LP	Jerry V. Swank, Managing Partner & Co-Chief Investment Officer
Libby F. Toudouze, Portfolio Manager
John Musgrave, Portfolio Manager & Co-Chief Investment Officer
MacKay Shields LLC	Dan Roberts, Executive Managing Director
Louis N. Cohen, Senior Managing Director
Andrew Ver Planck, Managing Director
Mona Patni, Director
Rui Tang, Director

28

Mr. Abet has managed a portion of the VP ARMS Portfolio’s assets since 2017. He has been a Global Macro Fund Manager at Candriam France since 2016. Mr. Abet started his career in 1999 at Dexia-BIL Luxembourg as an equity analyst. He joined Barclays Wealth Management in 2001 and worked later as a strategist and member of the investment committee. In 2005, Mr. Abet moved to the sell side, spending 6 years at CA Cheuvreux as deputy Head of Economics & Strategy and Head of the quantitative research applied to European equities. He left CA Cheuvreux in 2011 to found Openmind AM, an asset management boutique, and manage a long/short equity fund. In 2013, Mr. Abet joined Louis Capital Markets as Head of Economics&Strategy. Tristan holds four Master’s degrees in the field of macroeconomics and finance from Iéseg, Lille University, ESCP Europe and ENSAE Paris Tech.

Mr. Baccam has managed a portion of the VP ARMS Portfolio’s assets since 2016. He joined Candriam France in 2005 and has been a portfolio manager for Candriam France’s risk arbitrage strategy since 2009. Mr. Baccam has Bachelor’s and Master’s Degrees in computer science from Paris VI Pierre & Marie Curie University and a Master’s in company and financial management from Ecole Superieure de Gestion.

Mr. Brument has managed a portion of the VP ARMS Portfolio’s assets since 2016. He joined Candriam France in 2001 and has been head of systematic funds at Candriam France since 2007. Mr. Brument holds a Master from the Ecole Supérieure de Gestion-Finance in Paris.

Mr. Cohen has managed a portion of VP ARMS Portfolio’s assets since 2016. He joined MacKay Shields in 2004 as Director of Research after MacKay Shields acquired the fixed-income active core division of Pareto Partners. He is currently a Senior Managing Director. Mr. Cohen received his BA and MBA from New York University. Mr. Cohen is also a CFA® charterholder.

Mr. de Courcel has managed a portion of the VP ARMS Portfolio’s assets since 2016. He has headed the Quantitative Global Macro strategy of Candriam since 2008. He began his career in 1998 as a Consultant Engineer and has been developing tools for managing portfolios based on behavioral finance and technical analysis since 2002. In 2005, he became a Fund Manager in Fixed Income and then Equities for Credit Agricole / BFT Gestion. In 2008, he joined Candriam to develop the Quantitative Global Macro strategy. Mr. de Courcel has engineering degrees from the Ecole Polytechnique in France and from the Ecole Nationale Supérieure Telecom in Paris.

Mr. Joret has managed a portion of the VP ARMS Portfolio’s assets since August 2017. He has been a high yield & credit arbitrage quantitative analyst at Candriam France since 2013. In 2016, Mr. Joret was promoted to Fund Manager of the Global High Yield strategy. He began his career as a high yield fund manager assistant at Candriam France in 2011. In 2013, Mr. Joret joined Amundi as a fund manager assistant and returned to Candriam France later that year to assume his current responsibilities. He has a Bachelor’s degree in management & economics and a Master’s in banking & finance, both from the University of Paris Dauphine.

Mr. Juhel has managed a portion of the VP ARMS Portfolio’s assets since 2016. He joined Candriam France in 2001 and has been a systematic fund manager at Candriam France since 2006. He has an engineering degree from the Hautes Etudes d’Ingénieur school in France and an engineering diploma from SUPELEC, also in France.

29

Mr. Jullien has managed a portion of the VP ARMS Portfolio’s assets since 2016. He has been a senior fund manager of high yield and credit arbitrage team at Candriam France since 2013, in France. He began his career at Candriam France in 2007 as a fund manager for the same team. Mr. Jullien received an actuarial education at ISFA (Institute of Financial Sciences and Assurances) and completed his Master’s Degree in Actuarial & Financial Sciences from University Claude Bernard Lyon in 2007. He has been a CFA® charterholder since 2012.

Mr. Kristensen has managed the VP ARMS Portfolio since 2016. He joined New York Life Investments in 2011 as a Director in the Strategic Asset Allocation & Solutions Group. He is currently a Managing Director and focuses on global macroeconomic trends and investment strategy. Prior to joining New York Life Investments, he worked as senior investment strategist for Danske Bank where he advised major pension funds on asset allocation. Mr. Kristensen holds a Master’s degree in economics from Aarhus University in Denmark, is a CFA® charterholder and is also certified in quantitative finance (CQF designation).

Mr. Le Bras has managed a portion of the VP ARMS Portfolio’s assets since 2016. He has been a global macro hedge fund manager at Candriam since 2011. He began his career in 1986 as a Treasurer and Proprietary Trader on Interest Rates and Forex for Caisse de Gestion Mobilière, and in 1995 moved to the Compagnie Parisienne de Réescompte as a Proprietary Trader on Interest Rates, FX and Equities. In 2004, he founded his own asset management company and managed a Discretionary Global Macro Hedge Fund. In December 2010, he joined Candriam to develop this global macro approach. Mr. Le Bras holds a Master’s Degree in Finance from the University of Paris Dauphine.

Mr. Mauchand has managed a portion of the VP ARMS Portfolio’s assets since 2016. He has been a systematic fund manager at Candriam France since 2013. Mr. Mauchand began his career as a statistical arbitrage analyst at HSBC in 2005, joining Candriam France a year later as a quantitative alternative management analyst. He took up his current role in 2013. Mr. Mauchand has Masters’ Degrees in mathematics from the University of Dijon in France and in financial engineering from the University of Evry in France.

Mr. Musgrave has managed a portion of the VP ARMS Portfolio’s assets since 2016. He joined Cushing in 2007. Mr. Musgrave has prior experience as an investment banking research analyst covering natural resources companies. Mr. Musgrave received his BBA in Finance from Texas A&M University.

Mr. Noyard has managed a portion of the VP ARMS Portfolio’s assets since 2016. He joined Candriam France in 1987 and has been head of high yield & credit arbitrage management at Candriam France since 2009. Mr. Noyard is also a voting member of Candriam France’s Credit Risk Committee. Mr. Noyard was appointed head of high yield management in 1999, and head of high yield & credit arbitrage management and a member of our Credit Risk Committee in 2009. He has Master’s Degrees in economics and finance and in finance and wealth management from the University of Economy in Clermont-Ferrand in France.

Ms. Patni has managed a portion of the VP ARMS Portfolio’s assets since 2016. She is a Director and Portfolio Manager for MacKay Shields LLC and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay. She has been in the investment management industry since 2001.

Mr. Petitcollot has managed a portion of the VP ARMS Portfolio’s assets since 2016. He joined Candriam France in 2003 and has been a portfolio manager for Candriam France’s risk arbitrage strategy since 2005. In 2005, he moved to BNP Paribas as a fund analyst, before returning to Candriam France later that year as a risk arbitrage portfolio manager. Mr. Petitcollot has a degree in economics and management from the University of Paris II Panthéon-Assas and a Master’s in asset management from Paris-Dauphine University.

Mr. Roberts has managed a portion of the VP ARMS Portfolio’s assets since 2016. Mr. Roberts is an Executive Managing Director who joined MacKay Shields in 2004 when the firm acquired the fixed-income active core division of Pareto Partners. Mr. Roberts holds a BBA and a PhD from the University of Iowa.

30

Mr. Soni has managed the VP ARMS Portfolio since 2016. He joined New York Life Investments in 2013 as a Senior Associate in the Strategic Asset Allocation and Solutions Group. Mr. Soni focuses on quantitative and macro-economic investment research and portfolio management for the funds managed by the team. Prior to joining New York Life Investments, he worked as an Investment Associate in the Global Asset Allocation group at Putnam Investments. He holds a Master’s degree from the Massachusetts Institute of Technology in Computation for Design and Optimization and a Bachelors degree from the Indian Institute of Technology Kanpur (India) in Mechanical Engineering. He holds the CFA® designation and has been in the investment industry since 2008.

Mr. Swaney has managed the VP ARMS Portfolio since 2016. Mr. Swaney is a Managing Director in the Strategic Asset Allocation & Solutions Group. Prior to assuming this position, Mr. Swaney has worked within several other units of New York Life Investments managing equity and asset allocation portfolios and providing investment product oversight. Mr. Swaney began his career in financial services working on the fixed income desk at the Vanguard Group after having graduated from The College of William & Mary in 1991. He also spent several years with a hedge fund of funds before coming to New York Life Investments in 1997.

Mr. Swank has managed a portion of the VP ARMS Portfolio’s assets since 2016. Mr. Swank formed Swank Capital, LLC and Cushing in 2001 and 2003, respectively, and he serves as Managing Partner and Co-Chief Investment Officer. Prior to forming the firm, Mr. Swank was President of John S. Herold, Inc., an oil and gas research company (now part of IHS Markit). Prior to joining John S. Herold, Inc., Mr. Swank held institutional equity and fixed-income sales roles at Credit Suisse First Boston and served as an analyst and portfolio manager with Mercantile Texas Corp. He received a BA from the University of Missouri (Economics) and an MBA from the University of North Texas. Mr. Swank currently serves on the board of directors of The Cushing® MLP & Infrastructure Total Return Fund, The Cushing® Energy Income Fund, The Cushing® Renaissance Fund and The Cushing® MLP Infrastructure Fund.

Mr. Tang has managed a portion of the VP ARMS Portfolio’s assets since 2017. He is a Director at MacKay Shields and has been with the firm or its predecessors since 2017. Mr. Tang is responsible for the management of the firm’s systematic equity strategies. From 2012 to 2017, Mr. Tang spent five years as a Portfolio Manager at Acadian Asset Management, where he was responsible for investment research, strategy development, and portfolio construction for the firm’s global market neutral equity funds. Mr. Tang began his career in 2007 at Goldman Sachs as a Securities Analyst, where he investigated market mechanisms and developed pricing algorithms for derivatives. He graduated cum laude in 2007 from Harvard University with a dual Bachelor of Arts in Economics and Master’s of Arts in Statistics. Mr. Tang is a CFA® charterholder.

Ms. Toudouze has managed a portion of the VP ARMS Portfolio’s assets since 2016. She joined Cushing in 2005 and is currently a Portfolio Manager. She has extensive investment management experience including prior roles as an analyst, trader and portfolio manager. Ms. Toudouze earned her BBA and her MBA from Southern Methodist University.

Mr. Ver Planck has managed a portion of the VP ARMS Portfolio’s assets since 2016. He is a Managing Director and Head of the Systematic Equity team, as well as the team’s Lead Portfolio Manager. He has been with MacKay Shields LLC or its predecessors since 2005. As lead of the Systematic Equity research team, he is responsible for all portfolio management decisions for all systematically managed products. Mr. Ver Planck received a BS in Operations Research and Industrial Engineering from Cornell University. He has been in the investment management industry since 2000 and is a CFA® charterholder.

Mr. Yoon has managed the VP ARMS Portfolio since 2016. From 2005 to 2009, Mr. Yoon was employed by New York Life Investments where he led the Investment Consulting Group. In 2009, Mr. Yoon joined MacKay Shields as a Senior Managing Director responsible for Risk Management. In his role at MacKay Shields, Mr. Yoon worked side-by-side with the portfolio managers directly enhancing the risk management processes across all portfolios. In January 2011, Mr. Yoon re-joined New York Life Investments as a Senior Managing Director and is currently its Chief Investment Officer. Mr. Yoon obtained a BS and a Masters degree from Cornell University and attended New York University’s Stern School of Business MBA program. He is a CFA® charterholder and has been in the investment management industry since 1991.

31

Mr. Zeenni has managed a portion of the VP ARMS Portfolio’s assets since 2016. He joined Candriam France in 2003 and has been deputy head of high yield & credit arbitrage management at Candriam France since 2011. Mr. Zeenni has Master’s Degrees in finance and in financial markets from Paris Dauphine University. He has been a CFA® charterholder since 2010.

Acquiring Portfolio Subadvisor

IndexIQ Advisors LLC has been registered as an investment advisor with the SEC since August 2007, has provided investment advisory services to registered investment companies since June 2008, and is a wholly-owned indirect subsidiary of New York Life Investment Management Holdings LLC. IndexIQ Advisors LLC’s principal office is at 51 Madison Avenue, New York, New York 10010. As of June 30, 2018, the IndexIQ Advisors LLC had approximately $4.284 billion in assets under management.

The table below lists the portfolio managers for the Acquiring Portfolio:

Subadvisor	Portfolio Managers
IndexIQ Advisors LLC	Greg Barrato, Senior Vice President
James Harrison, Vice President

Mr. Barrato has managed the Acquiring Portfolio since inception. Mr. Barrato joined IndexIQ Advisors LLC as a Vice President in November 2010 and has been a Senior Vice President of the IndexIQ Advisors LLC since August 2013. Prior to joining IndexIQ Advisors LLC, Mr. Barrato served as Head Global Equity Trader and Trader at Lucerne Capital Management, LLC from 2008 to 2010 and as Assistant Trader and Operations Manager at ReachCapital Management, LP from 2004 to 2008. Mr. Barrato is a 2002 graduate of the University of Connecticut.

Mr. Harrison has managed the Acquiring Portfolio since inception. Mr. Harrison has been a member of the portfolio management team of IndexIQ Advisors LLC since 2015. Prior to joining IndexIQ Advisors LLC, Mr. Harrison served as trading assistant, operations specialist and sales assistant at Cuttone & Company from 2010 to 2015. Mr. Harrison is a graduate of St. Lawrence University.

The Statement of Additional Information for the Portfolios provides additional information regarding the portfolio managers’ compensation, other accounts managed by these portfolio managers and their ownership of shares of the Portfolios.

For the fiscal year ended December 31, 2017, the VP ARMS Portfolio paid New York Life Investments a management fee of 1.25% for services performed as a percentage of the average daily net assets. The Acquiring Portfolio did not pay New York Life Investments a management fee for that period as it commenced operations subsequent to the fiscal year ended December 31, 2017.

PAST PERFORMANCE OF THE PORTFOLIOS

VP ARMS Portfolio

The following bar chart and table indicate some of the risks of investing in the VP ARMS Portfolio. The bar chart shows you how the VP ARMS Portfolio’s calendar year performance has varied over the life of the VP ARMS Portfolio. The average annual total returns table shows how the VP ARMS Portfolio’s average annual total returns for the one-year period and for the life of the VP ARMS Portfolio compare to those of a broad-based securities market index. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. The VP ARMS Portfolio has selected the HFRX Absolute Return Index as its primary benchmark. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The VP ARMS Portfolio has selected the Standard & Poor’s 500® Index (“S&P 500® Index”) as its secondary benchmark. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

32

The VP ARMS Portfolio commenced operations on May 1, 2013. Effective January 15, 2016, the VP ARMS Portfolio replaced its subadvisor. Effective January 19, 2016, the VP ARMS Portfolio revised its principal investment strategies. The performance in the bar chart and table prior to those dates reflects the VP ARMS Portfolio’s prior subadvisor and principal investment strategies. Past performance may have been different if the new subadvisors or revised principal investment strategies had been in place during the period. Please visit nylinvestments.com for daily net asset value information.

One of the VP ARMS Portfolio’s subadvisors changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC.

Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the VP ARMS Portfolio will perform in the future.

Annual Returns, Initial Class Shares

(calendar year 2014-2017)

Best Quarter
4Q/16	2.03%

Worst Quarter
3Q/15	-6.65%

33

Average Annual Total Returns (for the periods ended December 31, 2017)

			Since
	Inception	1 Year	Inception
Initial Class	5/1/2013	-0.25%	-2.19%
Service Class	5/1/2013	-0.51%	-2.37%
HFRX Absolute Return Index (reflects no deductions for fees, expenses, or taxes)		3.39%	2.15%
S&P 500® Index (reflects no deductions for fees, expenses, or taxes)		21.83%	14.04%

Acquiring Portfolio

No calendar year performance information is shown for the Acquiring Portfolio because it has not yet operated for a full calendar year.

34

Additional Information About THE ACQUIRING Portfolio and THE VP ARMS Portfolio

Information about the Acquiring Portfolio and the VP ARMS Portfolio is included in their respective prospectuses and their statement of additional information (“SAI”). Additional information about the VP ARMS Portfolio is also included in its most recent shareholder reports. Additional information about the Acquiring Portfolio will be available in its first shareholder report.

Copies of these documents (when available) and any subsequently released shareholder reports are available upon request and without charge by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010. These documents are also available via the internet on the Portfolios’ website at www.nylinvestments.com/vpdocuments. Please review this important information carefully.

MainStay VP Funds Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Financial Highlights

The fiscal year end for both Portfolios is December 31.

The financial highlights of the VP ARMS Portfolio are contained in Appendix G. These financial highlights have been derived from financial statements audited by PricewaterhouseCoopers LLP.

Financial highlights are as of the end of a fiscal year or half-year. As the Acquiring Portfolio has not yet operated for such a period, no financial highlights are available.

Forms of Organization

Each Portfolio is a series of MainStay VP Funds Trust, an open-end management investment company registered with the SEC that is organized as a Delaware statutory trust, and a “diversified company” (as that term is defined in the 1940 Act). Each Portfolio is governed by a Board consisting of seven members, six of whom are Independent Trustees. For more information on the history of the Portfolios, please see the SAI.

Custodian and Sub-Administrator

Pursuant to an agreement with New York Life Investments, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2900 (“State Street”) serves as the Custodian for each Portfolio’s assets. State Street also provides sub-administration and sub-accounting services for the Portfolios. These services include, among other things, calculating daily NAVs of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these non-custody services to the Portfolios, State Street is compensated by New York Life Investments. Custodian fees and expenses are paid by the Portfolios.

35

Security Ownership of Management and Principal Shareholders

As of the Record Date, the current officers and Trustees of each Portfolio, in the aggregate, owned less than 1% of the outstanding shares of any class of either Portfolio. A list of the shareholders that owned of record or beneficially 5% or more of a class of shares of the VP ARMS Portfolio as of the Record Date is contained in Appendix F.

CAPITALIZATION

Only VP ARMS Portfolio shareholders of record at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Shareholder Meeting.

The following table shows the capitalization of the Acquiring Portfolio and the VP ARMS Portfolio as of July 31, 2018 and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma net asset values per share assume the issuance of shares of the Acquiring Portfolio, which would have occurred on September 10, 2018 in connection with the Reorganization. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Portfolio will be received by shareholders of the VP ARMS Portfolio, and the information should not be relied upon to reflect the number of shares of the Acquiring Portfolio that actually will be received.

	As of July 31, 2018
	Acquiring Portfolio*	VP ARMS Portfolio	Pro Forma Adjustments	Acquiring Portfolio Pro Forma Combined After Reorganization
Net Assets
Initial Class	$99,975,000	$70,681,039	(62,281,039)	$108,375,000
Service Class	$25,000	$430,831,364	1,268,636	$432,125,000

Net Asset Value Per Share
Initial Class	$10.00	$8.61	$1.39	$10.00
Service Class	$10.00	$8.54	$1.46	$10.00

Shares Outstanding
Initial Class	9,997,500	8,212,771	(7,372,771)	10,837,500
Service Class	2,500	50,448,241	(7,238,241)	43,212,500

* As of the date of this Proxy Statement/Prospectus, the Acquiring Portfolio has not yet commenced operations. Accordingly, there are not currently any Net Assets, Net Asset Value Per Share and Shares Outstanding for the Acquiring Portfolio. The amounts inserted are for estimation purposes.

OTHER BUSINEss

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders who wish to communicate with the Board should send communications in writing to the attention of the Secretary of MainStay VP Funds Trust at 51 Madison Avenue, New York, New York 10011, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

36

VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board for your vote for the Proposal at the Special Meeting, which will be held on October 25, 2018, at 10 a.m. Eastern time, at the offices of New York Life Investments, located at 51 Madison Avenue, New York, New York 10010.

You may vote in one of four ways:

•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
•	Vote on the Internet at the website address printed on your proxy ballot;
•	Call the toll-free number printed on your proxy ballot; or
•	Vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given by submitting a later-dated proxy or a written notice of revocation to the VP ARMS Portfolio within the voting period. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Only shareholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each whole share held as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportional vote. The presence in person or by proxy of shareholders (i.e., an insurance company as the record owner of a Portfolio’s shares) entitled to cast 33 1/3% of votes eligible to be cast at the Special Meeting will constitute a quorum for the conduct of all business.

When a quorum is present, approval of the Reorganization will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the VP ARMS Portfolio, which is defined in the 1940 Act as the lesser of: (a) 67% or more of the voting securities of the VP ARMS Portfolio present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the VP ARMS Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding voting securities of the VP ARMS Portfolio.

MainStay VP Funds Trust expects that NYLIAC will vote 100% of the shares of the VP ARMS Portfolio held by its respective separate account(s) in accordance with instructions from the Policy Owners. Under an “echo policy”, NYLIAC will vote shares for which no instructions have been received from its Policy Owners, or for which it does not have voting discretion, in the same proportion as it votes shares for which it has received instructions or is otherwise entitled to vote. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received. Because NYLIAC will vote its shares of the VP ARMS Portfolio in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners could determine the outcome of the Proposal.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. If the Special Meeting is adjourned to another time or place, notice need not be given of the adjourned Special Meeting at which the adjournment is taken, unless a new record date of the adjourned Special Meeting is fixed. At any adjourned Special Meeting, MainStay VP Funds Trust may transact any business which might have been transacted at the original Special Meeting. Although it is not expected that the Portfolios will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

37

Abstentions and broker non-votes have no effect on the Proposal.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to the Proposal, the shares will be voted in favor of the Proposal.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

Future Shareholder Proposals. A Policy Owner may request inclusion of certain proposals for action in MainStay VP Funds Trust’s proxy statement and on MainStay VP Funds Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposal to the Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners in order to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. MainStay VP Funds Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or MainStay VP Funds Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting. 100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplements, will be borne by New York Life Investments. The proxy costs are estimated by New York Life Investments to be between $250,000 and $300,000. MainStay VP Funds Trust has retained AST Fund Solutions to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, VP ARMS Portfolio, their respective affiliates, or, in New York Life Investments’ discretion, AST Fund Solutions or another, a commercial firm retained for this purpose. VP ARMS Portfolio will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

OTHER INFORMATION

Annual Meetings and Shareholder Meetings

VP ARMS Portfolio normally does not hold meetings of shareholders except as required under the 1940 Act and applicable laws. Any shareholder proposal for a shareholder meeting must be presented to VP ARMS Portfolio within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because the VP ARMS Portfolio does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

38

Vote of Portfolio Shares by New York Life Investments.

MainStay VP Funds Trust includes four Asset Allocation Portfolios (the “Allocation Portfolios”), which may invest in and own shares of the VP ARMS Portfolio directly. In that event, the Allocation Portfolios’ investment manager, New York Life Investments and/or its affiliates has the discretion to vote all or some of the VP ARMS Portfolio’s shares on the Proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the VP ARMS Portfolio. The VP ARMS Portfolio has been advised by New York Life Investments that these shares would be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Householding

Unless you have instructed the VP ARMS Portfolio not to, only one copy of this proxy solicitation may be mailed to multiple Policy Owners who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact MainStay VP Funds Trust by calling toll-free 800-598-2019. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please inform MainStay VP Funds Trust in writing or via telephone at the address or telephone number listed below.

Shareholder Reports

The VP ARMS Portfolio will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Policy Owners. To obtain information, or for shareholder inquiries, contact the Distributor of the Portfolio’s shares by writing NYLIFE Distributors LLC, Attn: New York Life Investments Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302, or by calling toll free 800- MAINSTAY (624-6782).

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as each Portfolio’s principal underwriter and distributor for the Portfolio’s shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

Administrator

Pursuant to the Management Agreement with regard to each Portfolio, New York Life Investments, subject to the supervision of the Board, and in conformity with the stated policies of the Portfolios, administers each Portfolio’s business affairs.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE VP ARMS PORTFOLIO APPROVE THE REORGANIZATION.

39

APPENDIX A

Historical performance of the IQ hedge multi-strategy Tracker ETF

The table below sets forth the historical performance of the IQ Hedge Multi-Strategy Tracker ETF (“IQ ETF”), an exchange-traded fund that is registered under the Investment Company Act of 1940, as amended, and subject to Subchapter M of the Internal Revenue Code, as amended. The IQ ETF is managed by IndexIQ Advisors LLC and has a similar investment objective and similar principal investment strategies as the Acquiring Portfolio. The table below also sets forth the historical performance of the IQ Hedge Multi-Strategy Index, the HFRI Fund of Funds Composite Index and IQ ETF’s benchmark.

The IQ ETF and Acquiring Portfolio have the same management fees. However, other fees and expenses may vary, which would result in different returns over the same periods.

Additionally, although the Acquiring Portfolio and the IQ ETF are subject to substantially similar principal investment risks, the performance of the Acquiring Portfolio may be greater or less than the performance of the IQ ETF due to, among other things, the number of holdings in and composition of the Acquiring Portfolio’s investment portfolio, as well as the asset size and cash flow differences between the Acquiring Portfolio and the IQ ETF. Therefore, the performance of the IQ ETF is not indicative of the Acquiring Portfolio’s future performance.

Average Annual Total Returns for the IQ ETF for periods ended December 31, 2017

	1 Year	3 Year	5 Year	Since Inception(1)
Returns Before Taxes	6.25%	1.41%	2.42%	3.20%
Returns After Taxes On Distributions(2)	6.25%	1.35%	2.19%	2.93%
Returns After Taxes on Distributions and Sale of Fund Shares(2)	3.54%	1.05%	1.77%	2.43%
IQ Hedge Multi-Strategy Index (reflects no deduction for fees, expenses or taxes)	7.23%	2.63%	3.63%	4.17%
HFRI Fund of Funds (reflects no deduction for fees, expenses or taxes)	7.77%	2.61%	4.00%	4.02	%(3)
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	11.41%	15.79%	16.80%

(1) The IQ ETF commenced operations on March 24, 2009.

(2) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of the IQ ETF shares at the end of the measurement period.

(3) HFRI Fund of Funds Composite Index is calculated from March 31, 2009. Performance information for the IQ ETF in the table above also includes the performance of HFRI Fund of Funds Composite Index. Because index comparisons are generally calculated as of the end of each month, index performance information under the “Since Inception” heading may not be coincident with the inception date of the IQ ETF. In such instances, index performance is generally presented from the month-end nearest to the inception date of the IQ ETF.

A-1

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

The Form of Agreement and Plan of Reorganization has been included to provide shareholders with information regarding its terms. It is not intended to provide any other factual information about the VP ARMS Portfolio or the Acquiring Portfolio. Accordingly, shareholders should not rely on the representations and warranties in the Agreement and Plan of Reorganization as characterizations of the actual state of facts at the time they were made or otherwise. In addition, the Agreement and Plan of Reorganization may be revised from that shown here prior to its execution, and may be amended after its execution.

B-1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

MAINSTAY VP ABSOLUTE RETURN MULTI-STRATEGY PORTFOLIO

MAINSTAY VP IQ HEDGE MULTI-STRATEGY PORTFOLIO

The Board of Trustees of MainStay VP Funds Trust, a Delaware statutory trust, (the “Board”), deems it advisable that MainStay VP IQ Hedge Multi-Strategy Portfolio (the “Acquiring Portfolio”) and MainStay VP Absolute Return Multi-Strategy Portfolio (the “Acquired Portfolio”) engage in the reorganization described below. The Acquired Portfolio and the Acquiring Portfolio are both series of MainStay VP Funds Trust.

This agreement is intended to be and is adopted as a plan of reorganization and liquidation (the “Plan”) within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Acquired Portfolio to the Acquiring Portfolio in exchange solely for Initial Class and Service Class shares of beneficial interest of the Acquiring Portfolio (“Acquiring Portfolio Shares”), the assumption by the Acquiring Portfolio of all liabilities of the Acquired Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Plan.

WHEREAS, the Acquired Portfolio and the Acquiring Portfolio are each a series of a registered open-end, management investment company and the Acquired Portfolio owns assets that generally are assets of the character in which the Acquiring Portfolio is permitted to invest;

WHEREAS, the Board has determined, with respect to the Acquiring Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquiring Portfolio and its shareholders and that the interests of the existing shareholders of the Acquiring Portfolio would not be diluted as a result of this transaction; and

WHEREAS, the Board has determined, with respect to the Acquired Portfolio, that the exchange of all of the assets of the Acquired Portfolio for Acquiring Portfolio Shares and the assumption of all liabilities of the Acquired Portfolio by the Acquiring Portfolio is in the best interests of the Acquired Portfolio and its shareholders and that the interests of the existing shareholders of the Acquired Portfolio would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Portfolio to the Acquiring Portfolio in Exchange for Acquiring Portfolio Shares, the Assumption of all of the Acquired Portfolio’s Liabilities and the Liquidation of the Acquired Portfolio

1.1          Subject to the approval of the Acquired Portfolio’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Portfolio agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Portfolio, and the Acquiring Portfolio agrees in exchange therefor: (i) to deliver to the Acquired Portfolio the number of full and fractional Acquiring Portfolio Shares, determined by dividing the value of the Acquired Portfolio’s net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Portfolio Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Portfolio, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

B-2

1.2          The assets of the Acquired Portfolio to be acquired by the Acquiring Portfolio shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Acquired Portfolio on the Closing Date (collectively, “Assets”).

1.3          The Acquired Portfolio will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Portfolio shall also assume all of the liabilities of the Acquired Portfolio, whether accrued or contingent, known or unknown, existing at the Valuation Date as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of the sum of its investment company taxable income (computed without regard to any deduction for dividends paid) plus realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4          Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Portfolio will distribute to its respective shareholders of record with respect to each class of shares, determined as of immediately after the close of business on the Closing Date (“Acquired Portfolio Shareholders”), on a pro rata basis within that class, the Acquiring Portfolio Shares of the corresponding class received by the Acquired Portfolio pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Portfolio’s shares, by the transfer of the Acquiring Portfolio Shares then credited to the account of the Acquired Portfolio on the books of the Acquiring Portfolio to open accounts on the share records of the Acquiring Portfolio in the names of the Acquired Portfolio Shareholders. The aggregate net asset value of Acquiring Portfolio Shares to be so credited to Acquired Portfolio Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Portfolio (“Acquired Portfolio Shares”) of the corresponding class owned by Acquired Portfolio Shareholders on the Closing Date. All issued and outstanding shares of the Acquired Portfolio will simultaneously be redeemed and canceled on the books of the Acquired Portfolio, although any share certificates representing interests in shares of the Acquired Portfolio will represent a number of the corresponding class of Acquiring Portfolio Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

1.5          Ownership of Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio. Shares of the Acquiring Portfolio will be issued in the manner described in the Acquiring Portfolio’s current prospectus.

1.6          Any reporting responsibility of the Acquired Portfolio, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (“SEC”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Portfolio up to and including the Closing Date.

B-3

2.	Valuation

2.1          The value of the Assets shall be the value of such Assets computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the then-current prospectus and statement of additional information, each as may be supplemented, with respect to the Acquired Portfolio, and valuation procedures established by the Board of the Acquired Portfolio.

2.2          The net asset value of an Acquiring Portfolio Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by the Board of the Acquiring Portfolio.

2.3          The number of the Acquiring Portfolio Shares to be issued (including fractional shares, if any) in exchange for the Acquired Portfolio’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Acquired Portfolio Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Portfolio Share of the same class, determined in accordance with paragraph 2.2.

2.4          All computations of value shall be made by New York Life Investment Management LLC (“New York Life Investments”), in its capacity as administrator for the Acquired Portfolio and the Acquiring Portfolio, and shall be subject to confirmation by each Portfolio’s record keeping agent and by each Portfolio’s independent accountants.

3.	Closing and Closing Date

3.1          The Closing Date shall be on or about November __, 2018 or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Plan (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. Eastern time. The Closing shall be held at the offices of the New York Life Investments or at such other time and/or place as the parties may agree.

3.2          MainStay VP Funds Trust shall direct State Street Bank and Trust Company as custodian for the Acquired Portfolio (“Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Portfolio within two business days prior to or on the Closing Date. The Acquired Portfolio’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Portfolio, which Custodian also serves as the custodian for the Acquiring Portfolio. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Portfolio as of the Closing Date for the account of the Acquiring Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Portfolio as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (“1940 Act”), in which the Acquired Portfolio’s Assets are deposited, the Acquired Portfolio’s Assets deposited with such depositories. The cash to be transferred by the Acquired Portfolio shall be delivered by wire transfer of Federal funds on the Closing Date.

B-4

3.3          RESERVED

3.4          In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Portfolio or the Acquired Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board or New York Life Investments, accurate appraisal of the value of the net assets of the Acquired Portfolio or the Acquiring Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5          Prior to the Closing, MainStay VP Funds Trust shall have authorized the issuance of and shall have issued an Acquiring Portfolio Share to New York Life Investments in consideration of the payment of the offering price of such Acquiring Portfolio Share, as determined by MainStay VP Funds Trust’s Board, for the purpose of enabling New York Life Investments (a) to vote to approve (i) the investment management agreement and any investment subadvisory agreement applicable to the Acquiring Portfolio, (ii) approve any plan adopted by an Acquiring Portfolio pursuant to Rule 12b-1 under the 1940 Act, and (iii) to the extent that the Acquired Portfolio’s Shareholders have previously authorized such Acquired Portfolio to operate in accordance with the terms and conditions of the “manager of managers” exemptive order received from the SEC, approve the operations of the Acquiring Portfolio in accordance with the terms and conditions of the “manager of managers” exemptive order received from the SEC; and (b) take such other steps related to the inception of operations of the Acquiring Portfolio as deemed necessary or appropriate by the Board of MainStay VP Funds Trust. At or prior to the effective time of the Closing, the Acquiring Portfolio Share issued pursuant to this paragraph 3.5 shall be redeemed by the Acquiring Portfolio at the offering price of an Acquiring Portfolio Share.

4.	Representations and Warranties

4.1          Except as has been fully disclosed to the Acquiring Portfolio in a written instrument executed by an officer, MainStay VP Funds Trust, on behalf of the Acquired Portfolio, represents and warrants to the Acquiring Portfolio, as follows:

(a)	The Acquired Portfolio is duly organized as a series of MainStay VP Funds Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under MainStay VP Funds Trust’s Declaration of Trust and By-Laws, as amended from time to time, to own all of its Assets and to carry on its business as it is now being conducted; and

(b)	MainStay VP Funds Trust is a registered open-end, management investment company, and its registration with the SEC as an investment company under the 1940 Act, and the registration of Acquired Portfolio Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquired Portfolio and each prospectus and statement of additional information of the Acquired Portfolio used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

B-5

(e)	On the Closing Date, MainStay VP Funds Trust, on behalf of the Acquired Portfolio, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Portfolio;

(f)	MainStay VP Funds Trust is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of its Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay VP Funds Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay VP Funds Trust, on behalf of the Acquired Portfolio, is a party or by which it is bound;

(g)	All material contracts or other commitments of the Acquired Portfolio (other than this Plan and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Portfolio on or prior to the Closing Date;

(h)	Except as otherwise disclosed in writing to and accepted by MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Portfolio or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. MainStay VP Funds Trust, on behalf of the Acquired Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Portfolio dated December 31, 2017 have been audited by PriceWaterhouseCoopers LLP, independent accountants, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Portfolio) present fairly, in all material respects, the financial condition of the Acquired Portfolio as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Portfolio required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)	Since December 31, 2017, there has not been any material adverse change in the Acquired Portfolio’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Portfolio. For the purposes of this subparagraph (k), a decline in net asset value per share of Acquired Portfolio Shares due to declines in market values of securities held by the Acquired Portfolio, the discharge of the Acquired Portfolio’s liabilities, or the redemption of the Acquired Portfolio’s shares by shareholders of the Acquired Portfolio shall not constitute a material adverse change;

B-6

(k)	On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Portfolio required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Portfolio has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m)	All issued and outstanding shares of the Acquired Portfolio are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MainStay VP Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Portfolio will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Acquired Portfolio, as provided in paragraph 3.3. The Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Portfolio, nor is there outstanding any security convertible into any of the Acquired Portfolio’s shares;

(n)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board, on behalf of the Acquired Portfolio, and, subject to the approval of the shareholders of the this Plan will constitute a valid and binding obligation of MainStay VP Funds Trust, on behalf of the Acquired Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)	The information to be furnished by the Acquired Portfolio for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)	The combined Proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Portfolio, will, on the effective date of the Registration Statement on Form N-14 through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

B-7

4.2          Except as has been fully disclosed to the Acquired Portfolio in a written instrument executed by an officer of MainStay VP Funds Trust, MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, represents and warrants to the Acquired Portfolio, as follows:

(a)	The Acquiring Portfolio is duly organized as series of MainStay VP Funds Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	MainStay VP Funds Trust is a registered open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Portfolio Shares under the 1933 Act, is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)	The current prospectus and statement of additional information of the Acquiring Portfolio and each prospectus and statement of additional information of the Acquiring Portfolio used at all times prior to the date of this Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Closing Date, MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, will have good and marketable title to the Acquiring Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Portfolio has received notice and necessary documentation at or prior to the Closing;

(f)	The Acquiring Portfolio is not engaged currently, and the execution, delivery and performance of this Plan will not result, in (i) a material violation of MainStay VP Funds Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, is a party or by which it is bound;

B-8

(g)	Except as otherwise disclosed in writing to and accepted by MainStay VP Funds Trust, on behalf of the Acquired Portfolio, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Portfolio’s knowledge, threatened against MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, or any of the Acquiring Portfolio’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Portfolio’s financial condition or the conduct of its business. MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Portfolio’s business or its ability to consummate the transactions herein contemplated;

(h)	The Acquiring Portfolio intends to meet the requirements of Subchapter M of the Code for qualification and treatment of the Acquiring Portfolio as a regulated investment company and shall not take any actions inconsistent with so qualifying as regulated investment companies under the Code in the future;

(i)	All issued and outstanding Acquiring Portfolio Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by MainStay VP Funds Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Portfolio Shares, nor is there outstanding any security convertible into any Acquiring Portfolio Shares;

(j)	The execution, delivery and performance of this Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, and this Plan will constitute a valid and binding obligation of the Acquiring Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)	The Acquiring Portfolio Shares to be issued and delivered to the Acquired Portfolio, for the account of the Acquired Portfolio Shareholders, pursuant to the terms of this Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Portfolio Shares, and will be fully paid and non-assessable by the Acquiring Portfolio;

(l)	The information to be furnished by the Acquiring Portfolio for use in the registration statements and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(m)	The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.6 (and any amendment or supplement thereto), insofar as it relates to the Acquiring Portfolio and the Acquiring Portfolio Shares, will, on the effective date of the Registration Statement on Form N-14 through the date of the Special Meeting of Shareholders of the Acquired Portfolio contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Portfolio for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

B-9

5.	Covenants of the Acquiring Portfolio and the Acquired Portfolio

5.1          The Acquiring Portfolio and the Acquired Portfolio each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2          MainStay VP Funds Trust has called a Special Meeting of the Shareholders of the Acquired Portfolio to consider and act upon this Plan and has taken all other action necessary to obtain approval of the transactions contemplated herein.

5.3          The Acquired Portfolio covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.4          The Acquired Portfolio will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the Acquired Portfolio’s shares.

5.5          Subject to the provisions of this Plan, the Acquiring Portfolio and the Acquired Portfolio will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6          The Acquired Portfolio has provided the Acquiring Portfolio with information reasonably necessary for the preparation of the Proxy Statement (referred to in paragraph 4.1(p)) to be included in a Registration Statement on Form N-14 (“Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7          As soon as is reasonably practicable after the Closing, the Acquired Portfolio will make a liquidating distribution to its respective shareholders consisting of the Acquiring Portfolio Shares received at the Closing.

5.8          The Acquiring Portfolio and the Acquired Portfolio shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Plan as promptly as practicable.

5.9          MainStay VP Funds Trust, on behalf of the Acquired Portfolio, covenants that it will, from time to time, as and when reasonably requested by the Acquiring Portfolio, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, may reasonably deem necessary or desirable in order to vest in and confirm (a) MainStay VP Funds Trust’s, on behalf of the Acquired Portfolio, title to and possession of the Acquiring Portfolio Shares to be delivered hereunder, and (b) MainStay VP Funds Trust’s, on behalf of the Acquiring Portfolio, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Plan.

5.10        The Acquiring Portfolio will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.11        The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of MainStay VP Funds Trust, the Acquired Portfolio or the Acquiring Portfolio shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or result in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, MainStay VP Funds Trust, the Acquired Portfolio and the Acquiring Portfolio shall take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to MainStay VP Funds Trust, to render the tax opinion required herein (including without limitation, each party’s execution of representations reasonably requested by and addressed to counsel).

B-10

6.	Conditions Precedent to Obligations of the Acquired Portfolio

The obligations of MainStay VP Funds Trust, on behalf of the Acquired Portfolio, to consummate the transactions provided for herein shall be subject, at MainStay VP Funds Trust’s election, to the performance by MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1          All representations and warranties of MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2          MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, shall have delivered to the Acquired Portfolio a certificate executed in the name of the Acquiring Portfolio by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MainStay VP Funds Trust, and dated as of the Closing Date, to the effect that the representations and warranties of MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as MainStay VP Funds Trust shall reasonably request;

6.3          MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, on or before the Closing Date; and

6.4          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	Conditions Precedent to Obligations of the Acquiring Portfolio

The obligations of MainStay VP Funds Trust, on behalf of the Acquiring Portfolio, to complete the transactions provided for herein shall be subject, at MainStay VP Funds Trust’s election, to the performance by MainStay VP Funds Trust, on behalf of the Acquired Portfolio, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1          All representations and warranties of MainStay VP Funds Trust, on behalf of the Acquired Portfolio, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2          MainStay VP Funds Trust shall have delivered to the Acquiring Portfolio a statement of the Acquired Portfolio’s Assets and Liabilities, as of the Closing Date, certified by the Treasurer of MainStay VP Funds Trust;

7.3          MainStay VP Funds Trust, on behalf of the Acquired Portfolio, shall have delivered to the Acquiring Portfolio a certificate executed in the name of the Acquired Portfolio by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Portfolio and dated as of the Closing Date, to the effect that the representations and warranties of MainStay VP Funds Trust, on behalf of the Acquired Portfolio, made in this Plan are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Plan, and as to such other matters as MainStay VP Funds Trust shall reasonably request;

B-11

7.4          MainStay VP Funds Trust, on behalf of the Acquired Portfolio, shall have performed all of the covenants and complied with all of the provisions required by this Plan to be performed or complied with by MainStay VP Funds Trust, on behalf of the Acquired Portfolio, on or before the Closing Date;

7.5          The Acquired Portfolio and the Acquiring Portfolio shall have agreed on the number of full and fractional Acquiring Portfolio Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6          The Acquired Portfolio shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.	Further Conditions Precedent to Obligations of the Acquiring Portfolio and the Acquired Portfolio

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to MainStay VP Funds Trust, on behalf of either the Acquiring Portfolio or the Acquired Portfolio, respectively, the other party to this Plan shall, at its option, not be required to consummate the transactions contemplated by this Plan:

8.1          On the Closing Date no action, suit or other proceeding shall be pending or, to MainStay VP Funds Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

8.2          The Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Portfolio in accordance with the provisions of MainStay VP Funds Trust’s Declaration of Trust and By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Portfolio. Notwithstanding anything herein to the contrary, MainStay VP Funds Trust, on behalf of either the Acquired Portfolio or the Acquiring Portfolio, respectively, may not waive the conditions set forth in this paragraph 8.2;

8.3          All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by MainStay VP Funds Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio, provided that either party hereto may for itself waive any of such conditions;

8.4          The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5          The parties shall have received the opinion of counsel to MainStay VP Funds Trust, on behalf of the Acquired Portfolio, substantially to the effect that, based upon certain facts, assumptions, and representations of the parties and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

B-12

(a)	The Reorganization contemplated by this Plan shall constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Portfolio and Acquired Portfolio will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Portfolio upon receipt of the assets of the Acquired Portfolio solely in exchange for the assumption of the Liabilities of the Acquired Portfolio and issuance of the Acquiring Portfolio Shares;

(c)	Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Portfolio upon the transfer of the assets of the Acquired Portfolio to the Acquiring Portfolio solely in exchange for the assumption by the Acquiring Portfolio of the Acquired Portfolio Liabilities and the Acquiring Portfolio Shares or upon distribution (whether actual or constructive) of the Acquiring Portfolio Shares to the Acquired Portfolio Shareholders in exchange for their Acquired Portfolio Shares, except for any gain or loss that maybe required to be recognized solely as a result of the close of the Acquired Portfolio’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d)	Under Section 354 of the Code, no gain or loss will be recognized by any Acquired Portfolio Shareholder upon the exchange of its Acquired Portfolio Shares solely for Acquiring Portfolio Shares;

(e)	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Portfolio Shares received by each Acquired Portfolio Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Portfolio Shares held by such Acquired Portfolio Shareholder immediately prior to the Reorganization. Under Section 1223(1) of the Code, the holding period of Acquiring Portfolio Shares received by each Acquired Portfolio Shareholder will include the period during which the Acquired Portfolio Shares exchanged therefor were held by such shareholder, provided the Acquired Portfolio Shares are held as capital assets at the time of the Reorganization;

(f)	Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Portfolio acquired by the Acquiring Portfolio will be the same as the tax basis of the such assets to the Acquired Portfolio immediately prior to the Reorganization, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Portfolio’s taxable year or on which gain was recognized upon the transfer of the Acquiring Portfolio. Under Section 1223(2) of the Code, the holding period of the assets of the Acquired Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Acquired Portfolio (except to the extent that the investment activities of the Acquiring Portfolio reduce or eliminate such holding period and except for any assets on which gain is recognized on the transfer to the Acquiring Portfolio);

(g)	The Acquiring Portfolio will succeed to and take into account the items of the Acquired Portfolio described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury regulations thereunder, if applicable.

The delivery of such opinion is conditioned upon receipt by counsel to MainStay VP Funds Trust of representations it shall request of MainStay VP Funds Trust. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph 8.5.

B-13

9.	Indemnification

9.1          MainStay VP Funds Trust, out of the Acquiring Portfolio’s assets and property, agrees to indemnify and hold harmless the Acquired Portfolio from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Portfolio of any of its representations, warranties, covenants or agreements set forth in this Plan.

9.2          MainStay VP Funds Trust, out of the Acquired Portfolio’s assets and property, agrees to indemnify and hold harmless the Acquiring Portfolio from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Portfolio may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Portfolio of any of its representations, warranties, covenants or agreements set forth in this Plan.

10.	Brokerage Fees and Expenses

10.1        The Acquiring Portfolio and the Acquired Portfolio represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses incurred in connection with the Reorganization. Any brokerage fees and expenses incurred in connection with the Reorganization shall be borne by the Acquired Portfolio or the Acquiring Portfolio, as applicable.

10.2        The expenses relating to the proposed Reorganization will be borne by New York Life Investments. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, securities registration fees and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	Entire Agreement; Survival of Warranties

11.1        MainStay VP Funds Trust agrees that it has not made any representation, warranty or covenant, on behalf of either the Acquiring Portfolio or the Acquired Portfolio, respectively, not set forth herein and that this Plan constitutes the entire agreement between the parties.

11.2        The representations, warranties and covenants contained in this Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Portfolio and Acquiring Portfolio in Sections 9.1 and 9.2 shall survive the Closing.

12.	Termination

This Plan may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Board, on behalf of either the Acquiring Portfolio or the Acquired Portfolio, respectively, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

13.	Amendments

This Plan may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MainStay VP Funds Trust, on behalf of either the Acquired Portfolio or the Acquiring Portfolio, respectively; provided, however, that following the Special Meeting of the Shareholders of the Acquired Portfolio called by MainStay VP Funds Trust, pursuant to paragraph 5.2 of this Plan, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to the Acquired Portfolio Shareholders, respectively, under this Plan to the detriment of such shareholders without their further approval.

B-14

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to New York Life Investments, 51 Madison Avenue, New York, New York 10010, Attn: J. Kevin Gao, Chief Legal Officer and Secretary, in each case with a copy to Dechert LLP, 1900 K Street, NW Washington, DC 20006, Attn: Thomas C. Bogle, Esq.

15.	Headings; Governing Law; Assignment; Limitation of Liability

15.1        The Article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

15.2        This Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to its principles of conflicts of laws.

15.3        This Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan. Except as expressly provided otherwise in this Plan, the parties hereto will bear the expenses relating to the Reorganization as set forth in Section 10.2 as mutually agreed upon.

B-15

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the ____ day of ______, 2018.

MainStay VP Funds Trust On behalf of the Acquiring Portfolio: MainStay VP IQ Hedge Multi-Strategy Portfolio		MainStay VP Funds Trust On behalf of the Acquired Portfolio: MainStay VP Absolute Return Multi-Strategy Portfolio

By:		By:
Name:	Kirk C. Lehneis	Name:	Kirk C. Lehneis
Title:	President	Title:	President

New York Life Investments agrees to the provisions set forth in Sections 10.2 and 15.3 of this Plan.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

By:
Name:	Kirk C. Lehneis
Title:	Senior Managing Director

B-16

APPENDIX c

ADDITIONAL INFORMATION ABOUT MAINSTAY VP FUNDS TRUST

The following pages are intended to provide additional information about portfolios of MainStay VP Funds Trust. Not all of the portfolios of MainStay VP Funds Trust discussed below are offered in this Proxy Statement/Prospectus.

PURCHASE or REDEMPTION OF SHARES

Determining the Portfolios’ Share Prices (“NAV”) and the Valuation of Securities

Each Portfolio sells and redeems shares at the NAV next determined after the purchase or redemption order is accepted. Orders accepted prior to 4:00 pm will be processed at the current day’s NAV. Orders accepted after 4:00 pm will be processed at the following business day’s NAV. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios’ shares.

Each Portfolio generally calculates the value of its investments (also known as its NAV) as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading. The Portfolios do not usually calculate their NAVs on days on which the Exchange is scheduled to be closed. The NAV per share for a class of shares is determined by dividing the value of a Portfolio’s net assets attributable to that class by the number of shares of that class outstanding on that day. With respect to any portion of an Asset Allocation Portfolio’s assets that are invested in one or more Underlying Portfolios/Funds, the Asset Allocation Portfolio’s NAV is calculated based upon the NAVs of those Underlying Portfolios/Funds. The value of a Portfolio’s investments is generally based (in whole or in part) on current market prices (amortized cost, in the case of MainStay VP U.S. Government Money Market Portfolio and other Portfolios that hold debt securities with a remaining maturity of 60 days or less). If current market values are not available or, in the judgment of New York Life Investments, do not accurately reflect the fair value of a security, investments will be valued by another method that the Board believes in good faith accurately reflects fair value. Changes in the value of a Portfolio’s securities after the close of trading on the principal markets in which the portfolio securities trade will not be reflected in the calculation of NAV unless New York Life Investments, in consultation with the Subadvisor, where applicable, deems that a particular event could materially affect NAV. In this case, an adjustment in the valuation of the securities may be made in accordance with procedures adopted by the Board. A Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Portfolio does not price its shares. The value of these securities held in a Portfolio may change on days when shareholders will not be able to purchase or redeem shares.

The Board has adopted valuation procedures establishing methodologies for the valuation of the Portfolios’ securities and has delegated day-to-day responsibility for fair value determinations to MainStay VP Fund Trust’s Valuation Committee and Valuation Subcommittee. Determinations of these Committees are subject to review and ratification, if appropriate, by the Board at its next regularly scheduled meeting after the fair valuations are determined. Fair value determinations may be based upon developments related to a specific security or events affecting securities markets. Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

MainStay VP Fund Trust expects to use fair value pricing for securities actively traded on U.S. exchanges only under limited circumstances (e.g., for thinly-traded securities where the market quotation is deemed unreliable, in response to security trading halts, or when an exchange closes early or does not open.) Certain Portfolios may use fair value pricing more frequently for foreign securities. Where foreign securities markets close earlier than U.S. markets, the value of the securities may be affected by significant events or volatility in the U.S. markets occurring after the close of those foreign securities markets. To account for this, MainStay VP Fund Trust’s fair valuation procedures include a procedure whereby foreign securities may be valued based on third-party vendor modeling tools to the extent available.

C-1

If the Exchange is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the Exchange has an unscheduled early closing on a day it has opened for business, a Portfolio reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the Exchange for that day, so long as New York Life Investments believes there generally remains an adequate market to obtain reliable and accurate market quotations. On any business day when the Securities Industry and Financial Markets Association recommends that the bond markets close trading early, a Portfolio reserves the right to close at such earlier closing time, and therefore accept purchase and redemption orders until and calculate a Portfolio’s NAV as of such earlier closing time.

There may be other instances where market quotations are not readily available or standard pricing principles do not apply. Please see the SAI for additional information on how NAV is calculated.

Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans

Except as described below, shares of the Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by NYLIAC. Shares of the Portfolios are also offered as underlying investments of the Asset Allocation Portfolios.

MainStay VP Fund Trust has received an exemptive order from the SEC (“Exemptive Order”) that permits the Portfolios and the Asset Allocation Portfolios to sell shares to separate accounts of unaffiliated insurance companies, and pension and retirement plans that qualify for special income tax treatment, in addition to NYLIAC. These arrangements may present certain conflicts of interest. For example, violation of the federal tax laws by one insurance company separate account investing directly or indirectly in a Portfolio could cause other variable insurance products funded by the separate account of another insurance company to lose their tax-deferred status unless remedial actions were taken.

The Portfolios currently do not foresee any disadvantages to the owners of variable insurance contracts issued by NYLIAC arising out of the fact that the Portfolios may offer their shares to the separate accounts of various other insurance companies to fund benefits of their variable insurance contracts. Nevertheless, as a condition of the Exemptive Order, the Board will monitor events in order to identify any material irreconcilable conflicts which may arise (such as those arising from tax or other differences), and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more of the Portfolios and shares of another fund may be substituted. This might force a Portfolio to sell its securities at disadvantageous prices which could cause a decrease in the Portfolio’s NAV.

Each Portfolio may offer Initial Class, Service Class and/or Service 2 Class shares. Certain insurance companies may have selected, and the distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease. The Portfolios do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Portfolios.

C-2

Initial Class shares are not subject to a distribution and/or service fee. Service Class shares and Service 2 Class shares are subject to a distribution and/or service fee. Portfolio shares are only available through separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. Service Class shares of MainStay VP MacKay Convertible Portfolio are available to separate accounts of NYLIAC and certain unaffiliated insurance companies. Service 2 Class shares are available only to separate accounts of certain unaffiliated insurance companies.

Excessive Purchases and Redemptions or Exchanges

The interests of MainStay VP Funds Trust’s shareholders and MainStay VP Funds Trust’s ability to manage its investments may be adversely affected by excessive purchases and redemptions or exchanges of MainStay VP Funds Trust shares over the short term. When large dollar amounts are involved, excessive trading may disrupt efficient implementation of a Portfolio’s investment strategies or negatively impact Portfolio performance. For example, New York Life Investments or a Portfolio’s Subadvisor might have to maintain more of a Portfolio’s assets in cash or sell portfolio securities at inopportune times to meet unanticipated redemptions. Owners that engage in excessive purchases and redemptions or exchanges of Portfolio shares may dilute the value of shares held by long-term owners.

MainStay VP Funds Trust is not intended to be used as a vehicle for short-term trading, and the Board has adopted and implemented policies and procedures designed to discourage, detect and prevent frequent purchases and redemptions or exchanges of each Portfolio’s shares in order to protect long-term owners of MainStay VP Funds Trust. Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase, exchange or transfer order for any reason.

Shares of the Portfolios are generally held through insurance company separate accounts. The ability of MainStay VP Funds Trust to monitor transfers made by the owners in separate accounts maintained by NYLIAC or other insurance companies is limited by the omnibus nature of these accounts. MainStay VP Funds Trust does not maintain data regarding individual owners’ transactions. MainStay VP Funds Trust’s policy is that the Portfolios must rely on NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios to both monitor market timing within a Portfolio and attempt to prevent it through its own policies and procedures. In situations in which MainStay VP Funds Trust becomes aware of possible market timing activity, it will notify NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios in order to help facilitate the enforcement of its market timing policies and procedures. MainStay VP Funds Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from NYLIAC or other insurance companies that maintain separate accounts which invest in the Portfolios that MainStay VP Funds Trust determines not to be in the best interests of the Portfolios. Owners should refer to the product prospectus for a description of the methods that NYLIAC and other insurance companies may utilize to monitor and detect excessive or frequent trading in Portfolio shares. NYLIAC, other insurance companies that maintain separate accounts which invest in the Portfolios, or MainStay VP Funds Trust may modify their procedures and criteria from time to time without prior notice, as necessary or appropriate to improve the prevention or detection of excessive or frequent trading or to address specific circumstances. In certain cases, these procedures may be less restrictive than the Portfolios’ procedures. Routine allocation and rebalancing activities made by certain asset allocation programs, funds-of-funds, or other collective investment strategies may not be subject to the surveillance procedures if the managers of such strategies represent to the satisfaction of the Portfolios’ Chief Compliance Officer that such investment programs and strategies are consistent with the Portfolios’ objective of avoiding disruption due to market timing.

While NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, and MainStay VP Fund Trust discourage excessive short-term trading, there is no assurance that they will be able to detect all market timing activity or participants engaging in such activity, or, if it is detected, to prevent its recurrence. Neither NYLIAC, the other insurance companies that maintain separate accounts which invest in the Portfolios, nor MainStay VP Fund Trust has any arrangements to permit or accommodate frequent or excessive short-term trading.

C-3

Portfolio Holdings Information

A description of MainStay VP Fund Trust’s policies and procedures with respect to the disclosure of each of the Portfolio’s portfolio securities holdings is available in the SAI. Generally, a complete schedule of each Portfolio’s portfolio holdings will be made available on the MainStay website at nylinvestments.com no earlier than 30 days after month-end, except as noted below. You may also obtain this information by calling toll-free 800-598-2019.

The portfolio holdings for MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP MacKay High Yield Corporate Bond Portfolio will be made public 60 days after quarter end.

The portfolio holdings for MainStay VP Epoch U.S. Equity Yield Portfolio and MainStay VP Epoch U.S. Small Cap Portfolio will be made public 15 days after month end.

The portfolio holdings for MainStay VP T. Rowe Price Equity Income Portfolio will be made public 15 days after quarter end.

MainStay VP U.S. Government Money Market Portfolio will post its portfolio holdings as of the last business day of the prior month, no later than the fifth business day following month-end, and will remain available on the internet for at least six months after posting. In addition, certain portfolio information will be provided in monthly holdings reports to the SEC on Form N-MFP. Form N-MFP will be made available to the public by the SEC, and a link to each of the most recent 12 months of filings on Form N-MFP will be made available on the MainStay Funds website.

In addition, a Portfolio’s top ten holdings may be made public 15 days after quarter end. The Portfolios’ quarterly top ten holdings information is also made available in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report to the SEC on Form N-Q.

All portfolio holdings will be posted on the appropriate Portfolio’s website and remain accessible on the website until the posting of the next scheduled portfolio holdings information.

TAXES, DIVIDENDS AND DISTRIBUTIONS

Taxes

Each Portfolio has either elected or intends to elect and to qualify to be taxed as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code. If each Portfolio qualifies as a “regulated investment company” and complies with the appropriate provisions of the Internal Revenue Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Internal Revenue Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account’s proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

C-4

Since the shareholders of MainStay VP Fund Trust will be Separate Accounts and the Asset Allocation Portfolios, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the prospectus for the Policy.

Dividends and Distributions

MainStay VP U.S. Government Money Market Portfolio (which seeks to maintain a constant NAV of $1.00 per share) and MainStay VP Floating Rate Portfolio will declare a dividend of their net investment income daily and distribute such dividend monthly. Shareholders of MainStay VP U.S. Government Money Market and MainStay VP Floating Rate Portfolios begin earning dividends on the next business day following receipt of the shareholder’s investment by the respective Portfolio. MainStay VP Income Builder, MainStay VP MacKay Convertible and MainStay VP MacKay Unconstrained Bond Portfolios will declare and distribute a dividend of net investment income quarterly. Each Portfolio, other than MainStay VP U.S. Government Money Market, MainStay VP Floating Rate, MainStay VP Income Builder, MainStay VP MacKay Convertible and MainStay VP MacKay Unconstrained Bond Portfolios, declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than MainStay VP U.S. Government Money Market and MainStay VP Floating Rate, will begin to earn dividends on the first business day after the shareholder’s purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following the ex-dividend date of the dividend. Each Portfolio will distribute its currency gains, if any, annually and net realized capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. Each Portfolio may declare an additional distribution of investment income, and net realized capital and currency gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

C-5

APPENDIX d

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about each Portfolio’s objective, principal investment strategies, investment practices and principal risk factors appears elsewhere in this Proxy/Registration Statement. The information below describes in greater detail the principal and other investments, investment practices and risks pertinent to the Portfolios. One Portfolio may use the investments/strategies discussed below more than the other Portfolio. The Portfolios may be subject to risks to different degrees. Not all investments/strategies of the Portfolios may be described below. The fact that a particular risk is not identified as a principal risk for a Portfolio does not mean that the Portfolio is prohibited from investing in securities or investments that give rise to that risk.

Investment Policies and Objectives

When the discussion states that a Portfolio invests “primarily” in a certain type or style of investment, this means that under normal circumstances it will invest at least 65% of its assets, as described above, in that type or style of investment.

Each Portfolio may invest its net assets in other investment companies, including ETFs that invest in similar securities, and count such holdings towards various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act). In appropriate circumstances, synthetic investments may also count toward various guideline tests (such as the 80% test required pursuant to Rule 35d-1 under the 1940 Act).

Unless otherwise stated, each Portfolio “looks through” its holdings in ETFs to the characteristics of the underlying securities held by the ETF in order to comply with any stated investment strategy, objective or policies. See “Exchange-Traded Funds” below.

Each Portfolio’s investment objective is non-fundamental and may be changed without shareholder approval.

The Acquiring Portfolio invests, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the investments included in the IQ Hedge Multi-Strategy Index (the “Underlying Index”).

The index provider, IndexIQ, LLC (the “Index Provider”), an affiliate of the Manager and the Subadvisor, employs a systematic, rules-based process for constructing the Underlying Index, which seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed income arbitrage; and emerging markets. The Index Provider has the right to make adjustments to the methodology of the Underlying Index.

The construction process for the Underlying Index is comprised of the following three individual steps: (i) determine index constituents; (ii) sub-index replication of six individual hedge fund style indexes; and (iii) strategy allocation (i.e., the allocation between and among the six individual hedge fund style indexes).

Components that are eligible for inclusion in the Underlying Index include domestic ETFs and ETVs (other than leveraged or inverse ETFs or ETVs) that have at least $50 million in assets under management as of the Underlying Index’s most recent reconstitution date and are traded on one of the major U.S. exchanges — New York Stock Exchange, the NYSE Arca, the NYSE Alternext US (formerly known as the American Stock Exchange, LLC), and the NASDAQ.

D-1

The weights of the Underlying Index Components are rebalanced on a monthly basis. Annually, the Index Provider conducts a review process pursuant to which it may reconstitute the Underlying Index by adding or subtracting Underlying Index Components according to the Index Provider’s rules-based process.

To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Acquiring Portfolio will concentrate its investment to approximately the same extent as its Underlying Index.

As Acquiring Portfolio cash flows permit, the Subadvisor may use cash flows to adjust the weights of the Acquiring Portfolio’s underlying investments in an effort to minimize any differences in weights between the Acquiring Portfolio and the Underlying Index.

The following information regarding principal investment strategies and risks is provided in alphabetical order and not necessarily in order of importance.

Commodities and Commodity-Linked Derivatives Risk

Commodities include precious metals (such as gold, silver, platinum and palladium in the form of bullion and coins), industrial metals, gas and other energy products and natural resources. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Portfolio may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note.

Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The commodities markets may fluctuate widely based on a variety of factors including changes in overall market movements, political and economic events and policies, war, acts of terrorism, weather and natural disasters, and changes in interest rates or inflation rates. Prices of various commodities may also be affected by factors such as drought, floods, weather, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities.

Commodity-Linked Derivatives. Because the value of a commodity-linked derivative instrument typically is based upon the price movements of a physical commodity, the value of the commodity-linked derivative instrument may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry. The value of these securities will rise or fall in response to changes in the underlying commodity or related index investment.

Structured Notes. Structured notes expose the Portfolio economically to movements in commodity prices. The performance of a structured note is determined by the price movements of the commodity underlying note. A highly liquid secondary market may not exist for structured notes, and there can be no assurance that one will develop. These notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

D-2

Convertible Securities

Convertible securities, until converted, have the same general characteristics as debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange an investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Correlation Risk

The investment results of the Acquiring Portfolio may not equal or exceed those of the Underlying Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. In particular, the Acquiring Portfolio’s investment results may not equal or exceed those of the Underlying Index because the Acquiring Portfolio bears certain costs and risks associated with buying and selling securities (when rebalancing the Acquiring Portfolio’s securities holdings to reflect changes in the Underlying Index or for other similar reasons) while the same costs and risks may not be factored into the investment results of the Underlying Index. Tracking error also may result because the Acquiring Portfolio incurs certain other fees and expenses not reflected in the Underlying Index. Market disruptions and regulatory restrictions could have an adverse effect on the Acquiring Portfolio’s ability to adjust its exposure to the required levels to track the Underlying Index. In addition, the Acquiring Portfolio may use a “representative sampling” approach, which may cause the Acquiring Portfolio’s returns to not be as well correlated with the return of the Underlying Index as would be the case if the Acquiring Portfolio purchased all of the Underlying Index Components in the proportions represented in the Underlying Index.

The Index Provider relies on third party data it believes to be reliable in constructing the Underlying Index, but there can be no assurance as to the accuracy or availability of such third party data, and there is also no guarantee with respect to the accuracy, availability or timeliness of the production of the Underlying Index. Errors with respect to the quality, accuracy and completeness of the data used to compile the Underlying Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all. Therefore, gains, losses or costs associated with errors of the Index Provider or its agents will generally be borne by the Acquiring Portfolio and its shareholders. Imperfect correlation between the Acquiring Portfolio’s portfolio securities and the Underlying Index Components, rounding of prices, changes to the Underlying Index and regulatory requirements may also cause or contribute to the divergence of the Acquiring Portfolio’s investment results from those of the Underlying Index (i.e., the Acquiring Portfolio’s returns may not equal or exceed those of the Underlying Index). This risk may be heightened during times of unfavorable market conditions.

In addition, the Acquiring Portfolio may be unable to invest in certain Underlying Index Components, or invest in them in the exact proportions in which they are represented in the Underlying Index, as a result of legal restrictions or limitations, a lack of liquidity on stock exchanges in which such securities trade, or other reasons. Moreover, the Acquiring Portfolio may be delayed in purchasing or selling Underlying Index Components. To the extent the Acquiring Portfolio calculates its NAV based on fair value prices and the value of the Underlying Index is based on the securities’ closing prices (i.e., the value of the Underlying Index is not based on fair value prices), the Acquiring Portfolio’s ability to track the Underlying Index may be adversely affected. In light of the factors discussed above, the Acquiring Portfolio’s returns may be lower than the returns of the Underlying Index.

Debt or Fixed-Income Securities

Investors buy debt securities primarily to profit through interest payments. Governments, banks and companies raise cash by issuing or selling debt securities to investors. Debt securities may be bought directly from those issuers or in the secondary trading markets. There are many different types of debt securities, including (without limitation) bonds, notes and debentures.

D-3

Some debt securities pay interest at fixed rates of return (referred to as fixed-income securities), while others pay interest at variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount that is to be paid at maturity.

The risks involved with investing in debt securities include (without limitation):

•	Credit risk: Credit risk is the risk that an issuer, guarantor, or liquidity provider of a debt security may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. By purchasing a debt security, a buyer is lending money to the issuer of that security. If the issuer does not pay back the loan, the holder of the security may experience a loss on its investment. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Portfolio’s investment. Although credit quality ratings may not accurately reflect the true credit risk or liquidity of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult to sell the instrument at an advantageous price or time. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and, therefore, do not necessarily represent an issuer’s actual financial condition or the volatility or liquidity of the security.
•	Maturity risk: A debt security with a longer maturity may fluctuate in value more than a debt security with a shorter maturity. Therefore, the net asset value (“NAV”) of the Portfolio that holds debt securities with a longer average maturity may fluctuate in value more than the NAV of the Portfolio that holds debt securities with a shorter average maturity. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. However, measures such as average duration may not accurately reflect the true interest rate sensitivity of the Portfolio’s investments or its overall portfolio.
•	Market risk: Like other securities, debt securities are subject to the forces of supply and demand. Low demand may negatively impact the price of a debt security.
•	Interest rate risk: A variety of factors can cause interest rates to rise, including central bank monetary policies, inflation rates and general economic conditions. The value of debt securities usually changes when interest rates change. Generally, when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. During periods of very low or negative interest rates, the Portfolio’s susceptibility to interest rate risk may be magnified, its yield may be diminished and its performance may be adversely affected. As of the date of this Prospectus, interest rates in the U.S. and many parts of the world, including certain European countries, continue to be at or near historically low levels. These levels of interest rates (or negative interest rates) may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, including market volatility, and may adversely affect the Portfolio’s performance. The Federal Reserve Board has taken measures designed to support the U.S. economic recovery, including keeping the federal funds rate at or near historically low levels. The Portfolio may be subject to heightened interest rate risk because the Federal Reserve may continue to raise the federal funds rate, which causes an increase in interest rates. Any such rise in interest rates may be sudden and significant, with unpredictable effects on the financial markets and the Portfolio’s investments. During periods of rising interest rates, an issuer may exercise its right to pay principal on an obligation later than expected, resulting in a decrease in the value of the obligation and in a decline in the Portfolio’s income.

Debt securities rated below investment grade by an independent ratings agency, such as Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) are considered to have speculative characteristics and some may be commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities.

D-4

The duration of a bond or mutual fund portfolio is an indication of sensitivity to changes in interest rates. In general, the longer a fund’s duration, the more it will react to changes in interest rates and the greater the risk and return potential. Duration may not accurately reflect the true interest rate sensitivity of instruments held by the Portfolio and, in turn, the Portfolio’s susceptibility to changes in interest rates.

A laddered maturity schedule means a portfolio is structured so that a certain percentage of the securities will mature each year. This helps the Portfolio manage duration and risk, and attempts to create a more consistent return.

Inflation-protected securities may react differently from other fixed-income securities to changes in interest rates. Because interest rates on inflation-protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the value of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. If interest rates rise due to reasons other than inflation, an investment in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

Depositary Receipts

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Non-Voting Depositary Receipts (“NVDRs”) and other similar securities represent ownership of securities of non-U.S. issuers held in trust by a bank, exchange or similar financial institution. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. GDRs and EDRs are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. NVDRs are typically issued by an exchange or its affiliate and do not have voting rights. These investments may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Transactions

Derivative transactions, or “derivatives,” may include options, forwards, futures, options on futures, and swap agreements. The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies, commodities or indices. The use of these transactions is a highly specialized activity that involves investment techniques, tax planning and risks that are different from those of ordinary securities transactions. Derivatives may be difficult to sell at an advantageous price or time and typically are very sensitive to changes in the underlying security, interest rate, currency, commodity or index. As a result, derivatives can be highly volatile. If New York Life Investments or the Subadvisor of the Portfolio is incorrect about its expectations of changes to the underlying securities, in interest rates, currencies, commodities, indices or market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. When using over-the-counter (“OTC”) or bilateral derivatives, there is a risk that the Portfolio will lose money if the contract counterparty does not make the required payments or otherwise fails to comply with the terms of the contract. In the event of the bankruptcy or insolvency of a counterparty, the Portfolio could experience the loss of some or all of its investment in a derivative or experience delays in liquidating its positions, including declines in the value of its investment during the period in which the Portfolio seeks to enforce its rights, and an inability to realize any gains on its investment during such period. The Portfolio may also incur fees and expenses in enforcing its rights. Certain derivatives are subject to mandatory clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk and exchange-trading is intended to increase liquidity, but neither make derivatives transactions risk-free.

In addition, certain derivative transactions can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Investments in derivatives may increase or accelerate the amount of taxable income of the Portfolio or result in the deferral of losses that would otherwise be recognized by the Portfolio in determining the amount of dividends distributable to shareholders. As a series of an investment company registered with the Securities and Exchange Commission (“SEC”), the Portfolio must maintain reserves of liquid assets or enter into offsetting transactions to “cover” obligations with respect to certain kinds of derivative instruments.

D-5

Future regulatory developments may impact the Portfolio’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Portfolio itself is regulated. These or other legislative or regulatory changes may negatively impact the Portfolio and/or result in a change in its investment strategy.

Emerging Markets

The risks of foreign investments (or exposure to foreign investments) are usually much greater when they are made in (or result in exposure to) emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience high rates of inflation and currency devaluations, which may adversely affect returns. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the U.S., such as price to earnings ratios, may not apply to certain emerging markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in developed countries are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets. Such government participation or other intervention may impair investment and economic growth or otherwise adversely affect the Portfolio’s investments in these countries or regions. National policies that may limit the Portfolio’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

D-6

Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries), and, as a result, the Portfolio’s exposure to the risks associated with investing in emerging market countries are magnified if the Portfolio invests in frontier market countries.

Equity Securities

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When the Portfolio buys the equity securities of a corporation it becomes a part owner of the issuing corporation. Equity securities may be bought on domestic stock exchanges, foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including (without limitation) common stocks, preferred stocks, ADRs, and real estate investment trusts (“REITs”).

Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid. The risks involved with investing in equity securities include (without limitation):

•	Changing economic conditions: Equity securities may fluctuate as a result of general economic conditions, including changes in interest rates.
•	Industry and company conditions: Certain industries or individual companies may come in and out of favor with investors. In addition, changing technology and competition may make the equity securities of a company or industry more volatile.
•	Security selection: A portfolio manager may not be able to consistently select equity securities that appreciate in value, or anticipate changes that can adversely affect the value of the Portfolio’s holdings. Investments in smaller and mid-size companies may be more volatile than investments in larger companies.

Event-Driven Arbitrage

The Portfolio’s investments in securities and companies in anticipation of a “special situation” (e.g., a merger) carry the risk that the situation does not occur as anticipated (including on the terms originally proposed), when anticipated, or at all, or if it is perceived to be less likely to occur. The market price of the security purchased by the Portfolio may decline sharply and result in losses to the Portfolio if, for example, such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. The consummation of mergers, spin-offs and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings and general market declines. During periods when merger activity is low, for example, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Such arbitrage strategies are also subject to the risk of overall market movements. There is no assurance that New York Life Investments or a Subadvisor will correctly evaluate the nature and magnitude of the various factors that could, for example, affect the prospects for a successful merger or similar corporate action.

Exchange-Traded Funds (“ETFs”)

To the extent the Portfolio may invest in securities of other investment companies, the Portfolio may invest in shares of ETFs, including ETFs advised by affiliates of New York Life Investments. ETFs are investment companies that trade like stocks. The price of an ETF is derived from and based upon the securities held by the ETF. However, like stocks, shares of ETFs are not traded at NAV, but may trade at prices above or below the value of their underlying portfolios. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of securities. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in ETFs. In addition, an actual trading market may not develop for an ETF’s shares and the listing exchange may halt trading of an ETF’s shares. ETFs are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. The Portfolio will indirectly bear its proportionate share of management fees and other expenses that are charged by an ETF in addition to the management fees and other expenses paid by the Portfolio. The Portfolio will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. The Portfolio may from time to time invest in ETFs, primarily as a means of gaining exposure for its portfolio to the market without investing in individual securities, particularly in the context of managing cash flows into the Portfolio or where access to a local market is restricted or not cost effective. In addition, an index-based ETF may not exactly replicate the performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation between the performance of the ETF’s holdings and that of the index.

D-7

The Portfolio may invest in ETFs, among other reasons, to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when New York Life Investments or Subadvisor believes share prices of ETFs offer attractive values, subject to any applicable investment restrictions in the Prospectus and the SAI.

MainStay VP Absolute Return Multi-Strategy Portfolio may invest in certain ETFs that have obtained exemptive orders from the SEC that permit registered investment companies to invest in those ETFs beyond the limits of the Investment Company Act of 1940, as amended (“1940 Act”), subject to certain conditions. (Ordinarily, the 1940 Act limits a Portfolio’s investments in a single ETF to 5% of its total assets and in all ETFs to 10% of its total assets.) In reliance on such exemptive orders, the Portfolio may generally invest in excess of these 5% and 10% limitations in a single ETF or in multiple ETFs, respectively.

Floating Rate Loans

Floating rate loans are subject to similar risks as other debt instruments, such as prepayment risk, credit risk, interest rate risk and risks found with high-yield securities. Floating rate loans may be particularly susceptible to liquidity and valuation risks because the secondary market for these investments is limited. Trades can be infrequent, which results in limited liquidity and transparency for pricing purposes. In addition, floating rate loans may be subject to certain restrictions on resale or assignment. The limited nature of the market may impair the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. Floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions to pursue other investment opportunities or to raise cash to meet redemption obligations. The Portfolio may also engage in borrowing transactions, such as borrowing against its credit facility, or take other actions to meet redemption obligations.

Floating rate loans are subject to the risk that the scheduled interest or principal payments will not be paid on a timely basis or at all. Floating rate loans usually are rated below investment grade or if unrated, determined by the Portfolio’s Manager or Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and involve greater risk of default on interest and principal payments than higher quality loans. In the event that a non-payment occurs, the value of that obligation likely will decline. Generally, more risky investments are in lower rating categories.

D-8

Although the floating rate loans in which the Portfolio invests are generally speculative, they are generally subject to less credit risk than debt securities rated below investment grade, as they have features that such debt securities generally do not have. Floating rate loans are typically senior obligations of the borrower or issuer, and are typically secured by collateral although they may not be fully collateralized and may be uncollateralized. However, the collateral may be difficult to liquidate, decline in value or be insufficient or unavailable to satisfy a borrower’s obligation. In addition, the loan agreement may limit the Portfolio’s rights to exercise remedies against collateral or may impose procedures that delay the Portfolio’s receipt of proceeds of collateral. As a result, the Portfolio may not receive money or payment to which it is entitled under the loan. Floating rate loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, floating rate loans are usually part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy. Floating rate loans may be subject to contractual subordination terms or otherwise may be subject to the risk that a court may subordinate the Portfolio’s interest in a loan or in collateral securing a loan to the interests of other creditors or take other actions detrimental to the Portfolio, including limiting or delaying the remedies or collateral available to the Portfolio. In addition, if the Portfolio holds certain floating rate loans, the Portfolio’s may be required to exercise its rights collectively with other creditors or through an agent bank or other intermediary acting on behalf of multiple creditors, and the value of the Portfolio’s investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates.

The Portfolio will typically purchase loans via assignment, which makes the Portfolio a direct lender. However, the Portfolio may also invest in floating rate loans by purchasing a participation interest. See “Loan Participation Interests.”

The Portfolio also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Focused Portfolio Risk

To the extent that the Underlying Index concentrates (i.e., holds 25% or more of its total assets) in an industry or group of industries, the Acquiring Portfolio will concentrate its investments to approximately the same extent as the Index. In such instances, the Acquiring Portfolio may be subject to more risks than if it was more broadly diversified over numerous industries and sectors. General changes in market sentiment towards companies in the industries and sectors in which they invest may adversely affect the Acquiring Portfolio, and the performance of such sectors may lag behind the broader market as a whole.

Foreign Securities and Currencies

Generally, foreign securities are issued by companies organized outside the U.S. or are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Foreign securities may be domiciled in the U.S. and traded on a U.S. market, but possess elements of foreign risk. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders and, as a result, the Portfolio may have limited or no legal recourse with respect to foreign securities. In addition, investments in emerging market countries present unique and greater risks than those presented by investments in countries with developed securities markets and more advanced regulatory systems. For example, some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries. The Asia-Pacific region has historically been highly dependent on global trade and the growth, development and stability of the region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. See “Emerging Markets” above.

D-9

Many of the foreign securities in which the Portfolios invest are denominated or quoted in a foreign currency. A decline in value of a currency will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolio’s assets. However, the Portfolio may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See “Risk Management Techniques” below.

Changes in the value of foreign (non-U.S.) currencies relative to the U.S. dollar may adversely affect the Portfolio’s investments in foreign currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign currencies. These changes in value can make the return on an investment go up or down, unrelated to the quality or performance of the investment itself. One or more subadvisors of the Portfolio may seek to reduce currency risk by hedging all or part of the exposure to various foreign currencies of the Portfolio’s assets allocated to the subadvisor(s) by engaging in hedging transactions, including swaps, futures, forward currency contracts and other derivatives. However, these transactions and techniques may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not engaged in such hedging practices. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

Futures Transactions

The Portfolio may purchase and sell single stock futures or stock index futures to hedge the equity portion of its investment portfolio with regard to market (systemic) risk or to gain market exposure to that portion of the market represented by the futures contracts. The Portfolio may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of its portfolio. In addition, to the extent that it invests in foreign securities, and subject to any applicable restriction on the Portfolio’s ability to invest in foreign currencies, the Portfolio may enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Subject to compliance with applicable rules and restrictions, the Portfolio also may enter into futures contracts traded on foreign futures exchanges.

The Portfolio may purchase and sell futures contracts on debt securities and on indices of debt securities in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio may also enter into such futures contracts for other appropriate risk management, income enhancement and investment purposes.

There are several risks associated with the use of futures contracts and options on futures contracts. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Portfolio’s securities being hedged, even if the hedging vehicle closely correlates with the Portfolio’s investments, such as with single stock futures contracts. If the price of a futures contract changes more than the price of the securities or currencies, the Portfolio will experience either a loss or a gain on the futures contracts that will not be completely offset by changes in the price of the securities or currencies that are the subject of the hedge. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives.

D-10

Growth Stocks

The Portfolios may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth. Such “growth stocks” typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other securities.

The principal risk of investing in growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-Yield Securities

High-yield or non-investment grade securities (commonly referred to as “junk bonds”) are typically rated below investment grade by one or more independent rating agencies, such as S&P or Moody’s, or, if not rated, are determined to be of equivalent quality by New York Life Investments or the Subadvisor and are considered speculative.

Investments in high-yield securities involve greater risks than the risks associated with investments in higher rated securities. High-yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high-yield securities more difficult to sell at an advantageous time or price than other types of securities or instruments. In addition, certain high-yield securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other fixed-income securities. These securities may be subject to higher transaction costs than higher rated securities. In times of unusual or adverse market, economic or political conditions or rising interest rates, these securities may experience higher than normal default rates. In addition, the high-yield market can experience sudden and sharp price swings attributable to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major market participants or investors, or a high-profile default.

Hybrid Instruments

A hybrid instrument, or hybrid, is a derivative interest in an issuer that combines the characteristics of an equity security and a debt security. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. For example, a hybrid instrument may have an interest rate or principal amount that is determined by an unrelated indicator, such as the performance of a commodity or a securities index. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return and duration management. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Index Strategy

The Underlying Index may not be successful in replicating the performance of its target strategies. In constructing the underlying strategies of the Underlying Index, the Index Provider may not be successful in replicating the target returns. There is a risk that hedge fund return data provided by third-party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In addition, there is no assurance that the Acquiring Portfolio’s investment results (or those of the Underlying Index) will equal or exceed those of the Acquiring Portfolio’s broad-based securities market index, the HFRI Fund of Funds Composite Index. The Acquiring Portfolio’s investment results (and those of the Underlying Index) may generally be expected to be different from the HFRI Fund of Funds Composite Index over various time periods. It is not possible to invest directly in an index.

D-11

The Acquiring Portfolio’s performance may be adversely affected by the Index Provider’s processes and methodology in constructing the Underlying Index, including as a result of inherent design risks, such as the Index Provider’s rules-based methodology, the underlying asset class weightings and the allocation between and among the various hedge fund investment styles reflected in the Underlying Index. Thus, there is no assurance that the Underlying Index’s methodology will generate or produce the intended results, including accurately achieving exposure to the overall hedge fund universe.

Illiquid and Restricted Securities

The Portfolio’s investments may include illiquid securities or restricted securities. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell.

Securities and other investments purchased by the Portfolio may be illiquid at the time of purchase, or liquid at the time of purchase and may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Securities may also be less liquid (i.e. more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell such securities.

If one or more instruments in the Portfolio’s portfolio become illiquid, the Portfolio may exceed its limit on illiquid instruments. In the event that this occurs, the Portfolio must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Portfolio to liquidate any portfolio instrument. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Portfolio’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Portfolio’s NAV. The Portfolio performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see “Fair Valuation and Portfolio Holdings Disclosure.”

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws.

Investments in Other Investment Companies

The Portfolio may invest in other investment companies, including open-end funds, closed-end funds, and ETFs.

The Portfolio may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Portfolio might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Portfolio may not be able to buy those securities directly. Any investment in another investment company would be consistent with the Portfolio’s objective and investment program. The Portfolio generally will directly bear its proportionate share of the management fees and other expenses that are charged by other investment companies in addition to the management fees and other expenses paid by the Portfolio.

D-12

The risks of owning another investment company are generally similar to the risks of investment directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Portfolio’s performance. In addition, because closed-end funds and ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.

Large Transaction Risk

To minimize disruptions to the operations of the Portfolio, New York Life Investments seeks to maintain existing target allocations and to implement small changes to target allocations through the netting of purchases and redemptions of Portfolio shares. When New York Life Investments determines to initiate a transaction with the Portfolio, New York Life Investments generally coordinates directly with the portfolio managers of the Portfolio to ensure that the transactions are accommodated efficiently and in a cost effective manner, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect New York Life Investments’ ability to fully implement the Portfolio’s investment strategies.

Lending of Portfolio Securities

The Portfolios may lend their portfolio securities. Portfolio securities may be loaned to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the applicable Board of the Portfolio. In determining whether to lend securities, New York Life Investments or the Subadvisor of the Portfolio or its/their agent will consider relevant facts and circumstances, including the creditworthiness of the borrower. Securities lending involves the risk that the Portfolio may lose money in the event that the borrower fails to return the securities to the Portfolio in a timely manner or at all. The Portfolio also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Furthermore, as with other extensions of credit, the Portfolio could lose its rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Portfolio on a timely basis and the Portfolio may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the Portfolio.

Leverage

To the extent the Portfolio employs certain strategies and instruments (e.g., derivatives) that result in direct or indirect economic leverage, the Portfolio may be more volatile and sensitive to market movements than a fund that does not employ leverage. The use of leverage creates additional investment exposure as well as the potential for greater loss and may require the Portfolio to liquidate investments when it may be disadvantageous to do so.

Liquidity and Valuation Risk

Restricted securities are securities that are sold only through negotiated private transactions and not to the general public, due to certain restrictions imposed by federal securities laws. The principal risk of investing in illiquid or restricted securities is that they may be difficult to sell. The Portfolio is subject to liquidity and valuation risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling the investments at an advantageous time or price. Securities purchased by the Portfolio may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid because of, among other things, events relating to the issuer of the securities, market events, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to obtain an accurate price for a security. Securities may also be less liquid (i.e. more difficult to sell) because of trading preferences, such as a buyer disfavoring purchases of odd lots or smaller blocks of securities. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy or in one geographical region can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to securities traded over-the-counter, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase and sell the securities. Liquidity risk may also refer to the risk that the Portfolio may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests, the Portfolio may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

D-13

Markets for debt and other fixed-income securities have consistently grown over the past three decades. However, the growth of capacity for traditional dealer counterparties to engage in trading these securities has not kept pace with the broader market and, in some cases, has decreased over this period. As a result, dealer inventories of certain types of debt securities and similar instruments, which provide a primary indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to the size of the market for these instruments. The significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the debt and fixed-income markets because market makers provide stability to the market through their intermediary services. The potential liquidity and volatility challenges in these markets could be particularly significant during certain economic and financial conditions, such as periods of economic uncertainty. The Portfolio’s ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

If the Portfolio’s investments become illiquid, the Portfolio may exceed its limit on illiquid instruments. In the event that this occurs, the Portfolio must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the Portfolio to liquidate any portfolio instrument.

Valuation risk refers to the potential that the sales price the Portfolio could receive for any particular investment may differ from the Portfolio’s valuation of the investment. Valuation of the Portfolio’s investments may be difficult, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology that produces an estimate of the fair value of the security/instrument, which are based on good faith, subjective judgments, and available information. Such valuations may prove to be inaccurate. Where no clear or reliable indication of the value of a particular investment is available, the investment will be valued at its fair value according to valuation procedures approved by the Board. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect the Portfolio’s NAV. In addition, the value of illiquid securities that subsequently become liquid may increase, positively affecting the Portfolio’s NAV. The Portfolio (or New York Life Investments or Subadvisor) may rely on various sources of information to value investments and calculate net asset values. The Portfolio may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, an absence of current market data, or otherwise. These cases increase the risks associated with fair valuation.

Performance attributable to variations in liquidity are not necessarily an indication of future performance. For more information on fair valuation, please see “Determining the Portfolio’s Shares Prices (“NAV”) and the Valuation of Securities,” “Investment in the Portfolios by Unaffiliated Insurance Companies and Retirement Plans,” and “Portfolio Holdings Information.”

D-14

In October 2016, the SEC adopted a new rule that regulates the management of liquidity risk by investment companies registered under the 1940 Act, such as the Portfolio. The rule may negatively impact the Portfolio and/or result in a change to its investment strategy. New York Life Investments continues to evaluate the potential impact of the new governmental regulation on the Portfolio and may have to make changes to Portfolio strategies in the future. The compliance date for certain requirements of the new rule is currently December 1, 2018 and June 1, 2019 for other requirements of the new rule.

Loan Participation Interests

Loan participation interests, also referred to as Participations, are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of Participations. There are three types of Participations which the Portfolio may purchase. A Participation in a novation of a corporate loan involves the Portfolio assuming all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, the Portfolio may purchase a Participation in an assignment of all or a portion of a lender’s interest in a corporate loan, in which case the Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender’s rights in the underlying corporate loan. Third, the Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, the Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. The Portfolio may incur additional credit risk, however, when it is in the position of Participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

Market Capitalization Risk

To the extent the Portfolio invests in securities issued by small-, mid-, or large-cap companies, the Portfolio will be subject to the risks associated with securities issued by companies of the applicable market capitalization. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization underperform other types of investments, the Portfolio’s performance could be adversely impacted.

Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. In addition, securities of small-cap and mid-cap companies may trade in an over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Smaller capitalization companies frequently rely on narrower product lines, niche markets, limited financial resources, a few key employees and inexperienced management. Smaller capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies and may be more vulnerable to adverse business or market developments. Accordingly, it may be difficult for the Portfolio to sell small-cap securities at a desired time or price. Generally, the smaller the company, the greater these risks become. Although securities issued by larger companies tend to have less overall volatility than securities issued by smaller companies, securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.

D-15

Market Risk

The value of the Portfolio’s investments may fluctuate and/or decline because of changes in the markets in which the Portfolio invests, which could cause the Portfolio to underperform other funds with similar objectives. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Changes in these markets may be rapid and unpredictable. Fluctuations in the markets generally or in a specific industry or sector may impact the securities in which the Portfolio invests. From time to time, markets may experience periods of stress for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions. Such conditions may add significantly to the risk of volatility in the net asset value of the Portfolio’s shares. Market changes may impact equity and fixed income securities in different and, at times, conflicting manners. The Portfolio potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations. Thus, investments that New York Life Investments or the Subadvisor believes represent an attractive opportunity or in which the Portfolio seeks to obtain exposure may be unavailable entirely or in the specific quantities sought by New York Life Investments or the Subadvisor and the Portfolio may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.

MLPs and Other Natural Resources Sector Companies

The Portfolio invests in the natural resources sector, with an emphasis on securities issued by MLPs. MLPs and other natural resources sector companies are subject to risks related to the natural resources sector, including, but not limited to, fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk, environmental risk or other risks arising from their specific business strategies. A downturn in this sector of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in this sector of the economy may lag performance of other sectors or the broader market as a whole.

MLPs are limited partnerships in which ownership interests are publicly traded and are operated under the supervision of one or more general partners. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including, but not limited to (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

MLPs are not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. The anticipated benefits to be derived from the Portfolio’s MLP investments will principally depend on the MLPs being treated as partnerships for U.S. federal income tax purposes. Partnerships generally are not subject to U.S. federal income tax at the partnership level. Rather, each partner is allocated and is generally subject to U.S. federal income tax on its share of the partnership’s income, gains, losses, deductions and expenses.

A change in current tax law, or a change in the underlying business activities of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to entity level U.S. federal income tax (as well as state and local tax) on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP in which the Portfolio invests were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Portfolio’s investment in such MLP and lower income earned by the Portfolio.

D-16

To the extent a distribution received by the Portfolio from an MLP equity security is treated as a return of capital, the Portfolio’s adjusted tax basis in the MLP equity security would be reduced by the amount of such distribution, which ultimately could result in an increase in an amount of income or gain (or decrease in the amount of loss) recognized by the Portfolio for tax purposes upon the sale or other disposition of such MLP equity security. Furthermore, any return of capital distributions received from an MLP equity security may require the Portfolio to restate the character of distributions made by the Portfolio as well as amend any previously issued shareholder tax reporting information.

Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Portfolio or the MLPs or other natural resource sector companies in which the Fund invests. Any such changes could negatively impact the Portfolio’s shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by the Portfolio’s shareholders.

In addition, MLPs may issue additional common units without unit holder approval, which would dilute the interests of existing common unit holders, including the Portfolio’s ownership interest. The value of a MLP security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Securities issued by MLPs trade publicly but may trade less frequently than those of larger companies. As a result, MLP securities may experience abrupt or erratic price movements at times. Investments in MLP securities that are less actively traded or over time experience decreased trading volume may restrict the Portfolio’s ability to take advantage of other market opportunities or to dispose of securities and adversely affect the Portfolio’s returns.

Multiple Manager Risk

VP ARMS Portfolio’s assets are managed by multiple Subadvisors. The Portfolio’s performance relies on New York Life Investments’ selection and monitoring of the Subadvisors as well as how the Portfolio’s assets are allocated among those Subadvisors. Performance will also depend on each Subadvisor’s skill in implementing their respective strategy or strategies. While New York Life Investments will monitor the overall management of the Portfolio, each Subadvisor makes independent investment decisions. The investment styles and strategies of the Portfolio’s Subadvisors may not complement each other as expected by the New York Life Investments, and the decisions made by one Subadvisor may conflict with decisions made by one or more other Subadvisors, both of which could adversely affect the performance of the Portfolio.

New York Life Investments may experience conflicts of interest in its selection of Subadvisors for the Portfolio. One or more Subadvisors of the Portfolio may underperform the market generally and may underperform other subadvisors that New York Life Investments could have selected. One or more Subadvisors may have limited or no experience in managing assets of a registered investment company, which is subject to daily inflows and outflows of investor cash and certain legal and tax-related restrictions on its investments and operations.

The multi-manager approach may also cause the Portfolio to invest a substantial percentage of its assets in certain types of securities, causing the exposure to a given region, country, industry or investment style to unintentionally be smaller or larger than if the Portfolio had a single Subadvisor, which could increase the Portfolio’s concentration of risk. New York Life Investments may influence a Subadvisor in terms of its management of a portion of the Portfolio’s assets, including hedging practices, investment exposure and risk management.

A multi-manager approach may also cause the Portfolio’s portfolio turnover rate to be greater than the portfolio turnover rate of a single manager Portfolio, which may result in higher levels of realized capital gains or losses with respect to the Portfolio’s portfolio securities, higher brokerage commissions and other transaction costs.

D-17

Municipal Securities

Municipal securities include securities issued by, or on behalf of, the District of Columbia, the states, the territories (including Puerto Rico, Guam and the U.S. Virgin Islands), commonwealths and possessions of the United States and their political subdivisions, and agencies, authorities and instrumentalities. Adverse tax, legislative, regulatory, demographic or political changes as well as changes (or perceived changes) in a particular issuer’s financial, economic or other condition, prospects, or ability or willingness to pay interest or repay principal on time, may negatively affect the value of the Portfolio’s holdings in such securities. A credit rating downgrade relating to, default by, or insolvency or bankruptcy of, an issuer of municipal securities in which the Portfolio invests could adversely affect the market values and marketability of municipal securities issued by such state, territory, commonwealth or possession (and its political subdivisions, and agencies, authorities and instrumentalities). Certain of the issuers in which the Portfolio may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. For example, in recent years, Puerto Rico has experienced difficult financial and economic conditions, which may negatively affect the value of the Portfolio’s holdings in Puerto Rico municipal securities. In addition, Puerto Rico has recently experienced other events that have adversely affected its economy, infrastructure, and financial condition, which may prolong any debt restructuring and economic recovery efforts and processes. The Portfolio’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).

The Portfolio may invest more heavily in bonds from certain cities, states or regions than others, which may increase the Portfolio’s exposure to losses resulting from economic, political or regulatory occurrences impacting these particular cities, states or regions.

To be U.S. federally tax-exempt, municipal bonds must meet certain regulatory requirements. If a municipal bond fails to meet such requirements, the interest earned by the Portfolio from its investment in such bonds may be taxable, thereby potentially resulting in a decline in the value of the affected security. In addition, there could be changes in the applicable tax laws or tax treatment that could reduce or eliminate the current federal income tax exemption accorded to municipal securities, or otherwise adversely affect the current federal or state tax-exempt status of municipal securities.

New Fund Risk

The Acquiring Portfolio commenced operations on or about the date of the Prospectus. As a result, the Acquiring Portfolio has no operating history and a small asset base. Until the Acquiring Portfolio achieves sufficient scale, an Acquiring Portfolio shareholder may experience proportionally higher Acquiring Portfolio expenses than would be experienced by shareholders of a fund with a larger asset base. There is no assurance that the Acquiring Portfolio will grow to or maintain a viable size. In addition, Acquiring Portfolio shareholders bear the risk that the Acquiring Portfolio may not be successful in implementing its investment strategy.

Options

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right, but not the obligation, to buy from (call) or sell to (put) the seller (writer) of the option the security, currency or futures contract underlying the option at a specified exercise price at any time during the term of the option. If the Portfolio’s Manager or Subadvisor judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return.

D-18

Portfolio Management Risk

The investment strategies, practices and risk analysis used by a Subadvisor may not produce the desired results. In addition, the Portfolio may not achieve its investment objective, including during a period in which a Subadvisor takes temporary positions in response to unusual or adverse market, economic or political conditions, or other unusual or abnormal circumstances. The Subadvisor may be incorrect in its assessment of a particular security or market trend, which could result in a loss to the Portfolio. The Subadvisor’s judgment about whether securities acquired by the Portfolio will increase or decrease in value may prove to be incorrect, and the value of these securities could change unexpectedly.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. Investment in REITs carries with it many of the risks associated with direct ownership of real estate, including declines in property values extended vacancies, increases in property taxes, and changes in interest rates. In addition to these risks, REITs are dependent upon management skills, may not be diversified, may experience substantial cost in the event of borrower or lessee defaults, and are subject to heavy cash flow dependency. A REIT could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or could fail to maintain its exemption from registration under 1940 Act. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences.

Regulatory Risk

Government regulation and/or intervention may change the way the Portfolio is regulated, affect the expenses incurred directly by the Portfolio, affect the value of its investments, and limit the Portfolio’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Portfolio to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Portfolio’s investment practices. Certain regulatory authorities may also prohibit or restrict the ability of the Portfolio to engage in certain derivative transactions or short-selling of certain securities. Although there continues to be uncertainty about the full impact of these and other regulatory changes, the Portfolio may be subject to a more complex regulatory framework, and incur additional costs to comply with new requirements as well as to monitor for compliance with any new requirements going forward.

At any time after the date of this Prospectus, legislation may be enacted that could negatively affect the assets of the Portfolio. Legislation or regulation may change the way in which the Portfolio is regulated. Neither New York Life Investments nor the Portfolio’s Subadvisor can predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Portfolio’s ability to achieve its respective investment objective. The Portfolio’s activities may be limited or restricted because of laws and regulations applicable to New York Life Investments, the Subadvisor or the Portfolio.

Repurchase Agreements

The Portfolio may enter into repurchase agreements with certain sellers in accordance with guidelines adopted by the Board. A repurchase agreement is an instrument under which the Portfolio acquires a security and the seller agrees, at the time of the sale, to repurchase the security at an agreed upon time and price. The Portfolio’s use of repurchase agreements is generally intended to be a means for the Portfolio to earn income on uninvested cash, but there is no guarantee that a repurchase agreement will provide income.

Repurchase agreements subject the Portfolio to counterparty risks, including the risk that the seller of the underlying security will become bankrupt or insolvent before the date of repurchase or otherwise will fail to repurchase the security as agreed, which could cause losses to the Portfolio. If the seller defaults on its obligations under the agreement, the Portfolio may incur costs, lose money or suffer delays in exercising its rights under the agreement. If the seller fails to repurchase the underlying instruments collateralizing the repurchase agreement, the Portfolio may lose money. The credit, liquidity and other risks associated with repurchase agreements are heightened when a repurchase agreement is secured by collateral other than cash or U.S. government securities.

D-19

Rights and Warrants

To the extent that the Portfolio invests in equity securities, the Portfolio may invest in rights and warrants. The holder of a stock purchase right or a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of rights and warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are speculative investments. Rights and warrants pay no dividends and confer no rights other than a purchase option. If a right or warrant is not exercised by the date of its expiration, the Portfolio will lose its entire investment in such right or warrant.

Risk Management Techniques

Various techniques can be used to increase or decrease the Portfolio’s exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Portfolio’s portfolio of investments. For example, to gain exposure to a particular market, the Portfolio may be able to purchase a futures contract with respect to that market. The use of such techniques in an attempt to reduce risk is known as “hedging.” If the Manager or Subadvisor of the Portfolio judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio’s investments, these techniques could result in a loss, which in some cases may be unlimited, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

Short Selling

If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio may have substantial short positions and may borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Portfolio may not be able to successfully implement its short sale strategy due to the limited availability of desired securities or for other reasons. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited.

When borrowing a security for delivery to a buyer, the Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security.

D-20

Until the Portfolio replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the pledged collateral may also be impaired in the event the broker fails to comply with the terms of the contract. In such instances, the Portfolio may not be able to substitute or sell the pledged collateral. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held by or pledged to the broker), marked-to-market daily, to cover the short sale obligation. This may limit the Portfolio’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

By investing the proceeds received from selling securities short, the Portfolio is employing a form of leverage, which creates special risks. The use of leverage may increase the Portfolio’s exposure to long equity positions and make any change in the Portfolio’s NAV greater than without the use of leverage. This could result in increased volatility of returns. There is no guarantee that the Portfolio will leverage its portfolio, or if it does, that the Portfolio’s leveraging strategy will be successful. The Portfolio cannot guarantee that the use of leverage will produce a higher return on an investment.

Subsidiary Risk

By investing in a portion of its assets in a Cayman Subsidiary, the VP ARMS Portfolio is indirectly exposed to the risks associated with the Cayman Subsidiary, which is expected to invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments. The Cayman Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act. The Cayman Subsidiary is subject to the same fundamental, non-fundamental and certain other investment restrictions as the VP ARMS Portfolio; however, the Cayman Subsidiary may invest without limitation, directly or indirectly through the use of derivatives, in commodities, commodity-related instruments and other investments. There can be no assurance that the investment objective of the Cayman Subsidiary will be achieved. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the VP ARMS Portfolio and/or the Cayman Subsidiary to operate as expected and could adversely affect the VP ARMS Portfolio.

Swap Agreements

The Portfolio may enter into swap agreements, including but not limited to, interest rate, credit default, index, equity (including total return), and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular investments or instruments. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors.

Whether the use of swap agreements will be successful will depend on whether New York Life Investments or Subadvisor correctly predicts movements in the value of particular securities, interest rates, indices and currency exchange rates. In addition, swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. For example, credit default swaps can result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. Central clearing, which interposes a central clearinghouse to each participant’s swap, is intended to reduce counterparty credit risk. Exchange-trading is expected to decrease illiquidity risk and increase transparency because prices and volumes are posted on the exchange. But central clearing and exchange-trading do not make swap transactions risk-free. Because they are two-party contracts and because they may have terms of greater than seven days, certain swaps may be considered to be illiquid. There is a risk that the other party could go bankrupt and the Portfolio would lose the value of the security or other consideration it should have received in the swap. The Portfolio may be either the buyer of credit protection against a designated event of default, restructuring or other credit related event (each a “Credit Event”) or the seller of credit protection in a credit default swap. The buyer of credit protection in a credit default swap agreement is obligated to pay the seller a periodic stream of payments over the term of the swap agreement. If a Credit Event occurs, the seller of credit protection must pay the buyer of credit protection the full notional value of the reference obligation either through physical settlement or cash settlement, which can result in the seller incurring a loss substantially greater than the amount invested in the swap. The Portfolio may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The Portfolio’s use of total return swap agreements will subject the Portfolio to the risks applicable to swap agreements discussed herein, and the Portfolio may be adversely affected. For additional information on swaps, see “Derivative Transactions” above. Also, see the “Tax Information” section in the SAI for information regarding the tax considerations relating to swap agreements.

D-21

Tax Risk

The Portfolios’ investments and investment strategies, including transactions in options and futures contracts, may be subject to special and complex federal income tax provisions, the effect of which may be, among other things: (i) to disallow, suspend, defer or otherwise limit the allowance of certain losses or deductions; (ii) to accelerate income to the Portfolio; (iii) to convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); and/or (iv) to produce income that will not qualify as good income under the gross income requirements that must be met for the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Furthermore, to the extent that any futures contract or option on a futures contract held by the Portfolio is a “Section 1256 contract” under Section 1256 of the Internal Revenue Code, the contract will be marked to market annually, and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract. Section 1256 contracts may include Portfolio transactions involving call options on a broad-based securities index, certain futures contracts and other financial contracts.

With respect to the Portfolio in MLPs qualifying as qualified publicly traded partnerships, as partnerships for U.S. federal income tax purposes, MLPs generally are not subject to any U.S. federal income tax at the partnership level. A change in current tax law, or a change in the underlying business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Portfolio’s MLP investments.

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to certain taxable income from MLPs as well as taxable ordinary dividends from REITs. The Portfolio will not be eligible for the 20% deduction and will not pass through the 20% deduction to fund shareholders. As a result, in comparison, investors investing directly in MLPs or REITs generally would be eligible for the 20% deduction for such taxable income from these investments while investors investing in MLPs or REITs held indirectly if any through the fund would not be eligible for the 20% deduction for their share of such taxable income. With respect to VP ARMS Portfolio’s investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to regulated investment companies (but not to the VP ARMS Portfolio) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the VP ARMS Portfolio has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers.

During September 2016, the IRS and the Treasury Department issued proposed regulations that, if finalized, would generally treat the VP ARMS Portfolio’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

D-22

In connection with investment in the Cayman Subsidiary, the VP ARMS Portfolio has obtained an opinion of counsel that its income from such investment should constitute qualifying gross income of a regulated investment company. However, no assurances can be provided that the IRS would not be able to successfully assert that the VP ARMS Portfolio’s income from its investment in the Cayman Subsidiary is not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the VP ARMS Portfolio would fail to qualify as a regulated investment company if over 10% of its gross income in respect of any taxable year was derived from such investment. If the VP ARMS Portfolio failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, VP ARMS Portfolio shareholders. Moreover, changes in the laws of the United States or the Cayman Islands could result in the inability of the VP ARMS Portfolio or the Cayman Subsidiary to operate as described in the VP ARMS Portfolio’s Prospectus and Statement of Additional Information. Such changes could adversely affect the VP ARMS Portfolio’s ability to meet its investment objective as well as could jeopardize the VP ARMS Portfolio’s tax status as a regulated investment company under the Internal Revenue Code which, in turn, may subject the VP ARMS Portfolio to higher tax rates and/or penalties.

Value Stocks

The Portfolio may invest in companies that may not be expected to experience significant earnings growth, but whose securities their portfolio managers believe are selling at a price lower than their true value. Companies that issue such “value stocks” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. The principal risk of investing in value stocks is that they may never reach what the Portfolio’s portfolio manager believes is their full value or that they may go down in value. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of that company’s stock may decline or may not approach the value that the portfolio manager anticipates.

When-Issued Securities and Forward Commitments

Debt securities are often issued on a when-issued or forward commitment basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. There is a risk that the security could be worth less when it is issued than the price the Portfolio agreed to pay when it made the commitment. Similarly, the Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedure and risks exist for forward commitments as for when-issued securities. Recently finalized rules include certain mandatory margin requirements for the to-be-announced (“TBA”) market, which may require the Funds to post collateral in connection with their TBA transactions.

Zero Coupon and Payment-in-Kind Bonds

Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest typical of other types of debt securities. The Portfolio may also invest in payment-in-kind bonds. Payment-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a fair value equal to the amount of the coupon payment that would have been made. Zero coupon bonds are issued at a significant discount from their face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. Because interest on zero coupon obligations is not paid to the Portfolio on a current basis but is, in effect, compounded, the value of this type of security is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

D-23

Zero coupon bonds and payment-in-kind bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Portfolio must accrue and distribute every year even though the Portfolio receives no payment on the investment in that year. Therefore, these investments tend to be more volatile than securities which pay interest periodically and in cash.

In addition, there may be special tax considerations associated with investing in high-yield/high-risk bonds structured as zero coupon or payment-in-kind securities. Interest on these securities is recorded annually as income even though no cash interest is received until the security’s maturity or payment date. As a result, the amounts that have accrued each year are required to be distributed to shareholders and such amounts will be taxable to shareholders. Additionally, the Portfolio may have to sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Portfolio’s assets and may thereby increase its expense ratio and decrease its rate of return.

In addition to the principal investments described above, the Portfolio may also invest or engage in, or be subject to risks associated with, the following:

Distressed Securities

Investments in distressed securities are subject to substantial risks in addition to the risks of investing in other types of high-yield securities. Distressed securities are speculative and involve substantial risk that principal will not be repaid. Generally, the Portfolio will not receive interest payments on such securities and may incur costs to protect its investment. The Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a company in which the Portfolio has invested, the Portfolio may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts. In addition, the Portfolio’s ability to sell distressed securities and any securities received in exchange for such securities may be restricted.

Initial Public Offerings (“IPOs”)

IPO securities may be volatile, and the Portfolio cannot predict whether investments in IPOs will be successful. As the Portfolio grows in size, the positive effect of IPO investments on the Portfolio may decrease.

Large Investments by Shareholders

From time to time, the Portfolio may receive large purchase or redemption orders from affiliated or unaffiliated mutual funds or other investors. Such large transactions could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities, invest cash or hold significant cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

Operational and Cyber Security Risk

The Portfolio are exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Portfolio’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or system failures. Additionally, the Portfolio and their service providers are susceptible to risks resulting from breaches in cyber security, including the theft, corruption, destruction or denial of access to data maintained online or digitally, denial of service on websites and other disruptions. Successful cyber security breaches may adversely impact the Portfolio and their shareholders by, among other things, interfering with the processing of shareholder transactions, impacting the Portfolio’s ability to calculate its NAV, causing the release of confidential shareholder or fund information, impeding trading, causing reputational damage and subjecting the Portfolio to fines, penalties or financial losses. The Portfolio seek to reduce these operational and cyber security risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

D-24

Portfolio Turnover

Portfolio turnover measures the amount of trading the Portfolio does during the year. Due to their trading strategies, the Portfolio may experience a portfolio turnover rate of over 100%. The portfolio turnover rate for the Portfolio is found in the relevant summary sections and Financial Highlights of its Prospectus. The use of certain investment strategies may generate increased portfolio turnover. The Portfolio with a high turnover rate (at or over 100%) often will have higher transaction costs (which are paid by the Portfolio). The sale of portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to the Portfolio with less active trading policies. These effects of high portfolio turnover may adversely affect the performance of the Portfolio.

Risk of Increase in Expenses

Your actual costs of investing in the Portfolio may be higher than the expenses shown in “Total Annual Portfolio Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, as a result of redemptions or otherwise, or if a fee limitation is changed or terminated. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Technology Stock Risk

Investments in technology companies may be subject to various risks, including risks relating to falling prices and profits, competition from new domestic and international market entrants, difficulty in obtaining financing and general economic conditions. In addition, the products of technology companies may face obsolescence associated with rapid technological developments and innovation, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. The profitability of technology companies, and the Portfolio’s investment in such companies, may be particularly vulnerable to changing market demand, research and development costs and availability and price of components and related commodities, which may be influenced or characterized by unpredictable factors. In addition, technology stocks historically have experienced unusually wide price swings, thus potentially causing the Portfolio’s performance to be more volatile than a fund not invested in technology companies.

Temporary Defensive Investments

In times of unusual or adverse market, economic or political conditions or abnormal circumstances (such as large cash inflows or anticipated large redemptions), the Portfolio may, for temporary defensive purposes or for liquidity purposes (which may be for a prolonged period) invest outside the scope of its principal investment strategies. Under such conditions, the Portfolio may not invest in accordance with its investment objective or principal investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, the Portfolio may be permitted to invest without limit in cash, money market securities or other investments.

Terrorism and Market Disruption Risk

Terrorist attacks and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets.

D-25

Global political and economic instability could affect the operations of companies in which the Portfolios invest in unpredictable ways, including through disruptions of natural resources supplies and markets and the resulting volatility in commodity prices. The operations of MLPs and companies in the natural resources and energy sectors are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions.

The U.S. government has issued warnings that natural resources assets, specifically pipeline infrastructure and production, transmission and distribution facilities, may be future targets of terrorist activities. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of impacted companies.

In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs. Companies may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ operations, financial conditions and ability to pay distributions to shareholders.

D-26

APPENDIX e

FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions for each of the Portfolios as set forth below are fundamental policies of each Portfolio; i.e., they may not be changed with respect to a Portfolio without shareholder approval. In the context of changes to a fundamental policy, shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Portfolio, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present or represented by proxy. Except for those investment policies of a Portfolio specifically identified as fundamental in the Prospectus and this SAI, the Portfolios’ investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board at any time without the approval of shareholders.

Unless otherwise indicated, all of the percentage limitations below and in the investment restrictions recited in the Prospectus apply to each Portfolio on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Portfolio that exceeds applicable limitations must be reduced to meet such limitations within the period required by the 1940 Act. Therefore, a change in the percentage that results from a relative change in values or from a change in a Portfolio’s assets will not be considered a violation of the Portfolio’s policies or restrictions. “Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s net asset value (“NAV”).

For purposes of applying each Portfolio’s policies with respect to being a “diversified company” or investing in the securities of any one issuer, an issuer will be deemed to be the sole issuer of a security if its assets and revenues alone back the security. However, if a security also is backed by the enforceable obligation of a superior or unrelated governmental entity or company, such entity or company also will be considered an issuer of the security.

If a security is separately guaranteed, either by a governmental entity or other facility (such as a bank guarantee or a letter of credit), such a guarantee will be considered a separate security issued by the guarantor. However, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer. Therefore, these restrictions do not limit the percentage of a Portfolio’s assets that may be invested in securities insured by a single bond insurer.

Fundamental Investment Restrictions

1.	Each Portfolio may borrow money to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
2.	Each Portfolio may issue senior securities to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
3.	Each Portfolio may act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended (“1933 Act”), to the extent permitted under the 1933 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
4.	Each Portfolio may purchase or sell real estate or any interests therein to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
5.	Each Portfolio may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
6.	Each Portfolio may make loans, to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

E-1

7.	Each Portfolio may not “concentrate” its investments in a particular industry, or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Portfolio’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii).

The MainStay VP IQ Multi-Strategy Portfolio may not invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the United States (“U.S.”) government or any of its agencies or instrumentalities). Nonetheless, to the extent the MainStay VP IQ Multi-Strategy Portfolio’s Underlying Index is concentrated in a particular industry or group of industries, the MainStay VP IQ Multi-Strategy Portfolio’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to Underlying Index Components (as defined below) to track its Underlying Index.

8.	Each Portfolio shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Additional Information Regarding Fundamental Investment Restrictions

Below is additional information regarding the Portfolios’ fundamental investment restrictions and the current meaning of phrases similar to “to the extent permitted under the 1940 Act” as set forth in the restrictions, if applicable. This phrase may be informed by, among other things, guidance and interpretations of the Securities and Exchange Commission (“SEC”) or its staff or exemptive relief from the SEC and, as such, may change from time to time. This information is in addition to, rather than part of, the fundamental investment restrictions themselves.

•	Borrowing. In the event that a Portfolio’s “asset coverage” (as defined in the 1940 Act) at any time falls below 300%, the Portfolio, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.
•	Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the SEC and its staff take the position that any fund that invests more than 25% of the value of its assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. The exclusion set forth above with respect to tax-exempt securities does not include municipal securities whose payments of interest and/or principal are dependent upon revenues derived from projects, rather than the general obligations of the municipal issuers (such as private activity and revenue bonds).
•	For the purposes of the Portfolios’ fundamental investment restriction relating to concentration each Portfolio may use the industry classifications provided by Bloomberg, L.P., the MSCI/Standard & Poor’s Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents (or affiliated entity) if their activities are primarily related to financing the activities of the parents (or affiliated entity). Due to their varied economic characteristics, issuers within the financial services industry will be classified at the sub-group level. For each Portfolio utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry. Securities issued by foreign governmental entities (including foreign agencies, foreign municipalities, and foreign instrumentalities) will be classified by country. For purposes of classifying such securities, each foreign country will be deemed a separate industry. Also, for purposes of industry concentration, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

E-2

•	Real Estate. A Portfolio may acquire real estate as a result of ownership of securities or other instruments and a Portfolio may invest in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.
•	Commodities. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, and certain swaps, including currency swaps, interest rate swaps, swaps on broad-based securities indices and certain credit default swaps, may, under certain circumstances, also be considered to be commodities. Nevertheless, the 1940 Act does not prohibit investments in physical commodities or contracts related to physical commodities.
•	Loans. Although the 1940 Act does not prohibit a fund from making loans, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.
•	Senior Securities. A Portfolio may enter into certain transactions that are economically equivalent to borrowing (i.e., reverse repurchase agreements, short sales and certain derivative transactions). Under the 1940 Act and interpretations thereof, borrowing transactions and certain transactions that create leverage will not be considered to constitute the issuance of a “senior security” by a Portfolio, and therefore such transaction will not be subject to the limitations otherwise applicable to borrowings by the Portfolio, if the Portfolio: (1) maintains an offsetting financial position; (2) maintains liquid assets equal in value to the Portfolio’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance or SEC staff interpretations.
•	Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Portfolio.

E-3

APPENDIX f

RECORD DATE, OUTSTANDING SHARES

AND INTERESTS OF CERTAIN PERSONS

There were [____________] shares of the VP ARMS Portfolio that were outstanding and entitled to vote as of the close of business on the Record Date.

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the VP ARMS Portfolio or Acquiring Portfolio. Shareholders indicated below holding greater than 25% or more of the Portfolio are considered “controlling persons” of the Portfolio under the 1940 Act.

[Table to follow.]

F-1

APPENDIX g

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the VP ARMS Portfolio’s financial performance for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the VP ARMS Portfolio (assuming reinvestment of all dividends and capital gain distributions and excluding all sales charges). This information relating to the past five fiscal years has been audited by PricewaterhouseCoopers LLP, whose report, along with the VP ARMS Portfolio’s financial statements, is included in the annual reports for the VP ARMS Portfolio Fund, which are available upon request.

G-1

	Year ended December 31,					May 1, 2013** through December 31,
Initial Class	2017	2016		2015	2014	2013
Net asset value at beginning of period	$9.04	$9.03		$9.82	$11.15	$10.00
Net investment income (loss) (a)	(0.08)	(0.10)		(0.06)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	0.16	0.03		(0.72)	(1.25)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.10)	0.08		(0.01)	(0.00)‡	—
Total from investment operations	(0.02)	0.01		(0.79)	(1.33)	1.15
Less dividends:
From net investment income	(0.10)	—		—	—	—
Net asset value at end of period	$8.92	$9.04		$9.03	$9.82	$11.15
Total investment return (b)	(0.25)%	0.11	%(c)	(8.04)%	(11.93)%	11.50	%(c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(0.93)%	(1.11)%		(0.59)%	(0.78)%	(1.35	)%††
Net expenses (excluding short sale expenses)	1.43%	1.46%		1.47%	1.46%	1.54	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.63%	2.63%		2.00%	2.21%	2.64	%††
Short sale expenses	1.05%	0.95%		0.53%	0.75%	1.10	%††
Portfolio turnover rate	185%	267%		115%	113%	18%
Net assets at end of period (in 000’s)	$149,753	$201,252		$3,051	$100,126	$88,557
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,							May 1, 2013** through December 31,
Service Class	2017	2016		2015		2014		2013
Net asset value at beginning of period	$8.99	$9.00		$9.79		$11.14		$10.00
Net investment income (loss) (a)	(0.11)	(0.12)		(0.11)		(0.11)		(0.11)
Net realized and unrealized gain (loss) on investments	0.18	0.03		(0.67)		(1.24)		1.25
Net realized and unrealized gain (loss) on foreign currency transactions	(0.11)	0.08		(0.01)		(0.00	)‡	—
Total from investment operations	(0.04)	(0.01)		(0.79)		(1.35)		1.14
Less dividends:
From net investment income	(0.08)	—		—		—		—
Net asset value at end of period	$8.87	$8.99		$9.00		$9.79		$11.14
Total investment return (b)	(0.51)%	(0.11	)%(c)	(8.07	)%(c)	(12.12	)%(c)	11.40	%(c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(1.20)%	(1.36)%		(1.15)%		(1.04)%		(1.55	)%††
Net expenses (excluding short sales expenses)	1.68%	1.71%		1.72%		1.71%		1.79	%††
Expenses (including short sales expenses, before waiver/reimbursement)	2.88%	2.80%		2.51%		2.48%		2.79	%††
Short sale expenses	1.05%	0.90%		0.79%		0.77%		1.00	%††
Portfolio turnover rate	185%	267%		115%		113%		18%
Net assets at end of period (in 000’s)	$423,600	$366,470		$330,375		$344,385		$253,022
**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

G-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

MainStay VP Absolute Return Multi-Strategy Portfolio

Special Meeting of Shareholders to be held on October 25, 2018.

The Proxy Statement for this meeting is available at: [https://www.________.com]

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF MAINSTAY VP FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of the Proposal: if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the MainStay VP Absolute Return Multi-Strategy Portfolio (“VP ARMS Portfolio”), a series of MainStay VP Funds Trust, by MainStay VP IQ Hedge Multi-Strategy Portfolio (“Acquiring Portfolio”), also a series of MainStay VP Funds Trust, in exchange for shares of the Acquiring Portfolio, followed by complete liquidation of the VP ARMS Portfolio; and	☐	☐	☐
2.	To transact such other business as may properly come before the Special Meeting.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

MAINSTAY VP FUNDS TRUST

MainStay VP IQ Hedge Multi-Strategy Portfolio

Statement of Additional Information

September 10, 2018

Acquisition of the Assets and Liabilities

of the MainStay VP Absolute Return

Multi-Strategy Portfolio,
(a series of MainStay VP Funds Trust)
(the “VP ARMS Portfolio”)

51 Madison Avenue,

New York, New York 10010

By, and in Exchange for, Shares of the MainStay VP IQ Hedge Multi-Strategy Portfolio (a series of MainStay VP Funds Trust) (the “Acquiring Portfolio”) 51 Madison Avenue New York, New York 10010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated September 10, 2018, relating specifically to the proposed transfer of the assets of the VP ARMS Portfolio to the Acquiring Portfolio and the assumption of the liabilities of the VP ARMS Portfolio in exchange for shares of the Acquiring Portfolio having an aggregate net asset value equal to those of the VP ARMS Portfolio (the “Reorganization”). Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization is subject to approval by the shareholders of the VP ARMS Portfolio.

To obtain a copy of the Proxy Statement/Prospectus, please contact New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010, call toll-free 1-800-598-2019, or by visiting our website at nylinvestments.com/vpdocuments.

General Information

A special meeting of Shareholders of the VP ARMS Portfolio will be held to consider the proposed Reorganization on October 25, 2018 at 10 a.m. Eastern time at the offices of New York Life Investment Management LLC, located at 51 Madison Avenue, New York, New York 10010. For further information about the Reorganization, see the Proxy Statement/Prospectus.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Portfolio consists of these introductory pages, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information of the VP ARMS Portfolio, dated May 1, 2018, as amended September 10, 2018 (Accession Number __________);

2.	The Financial Statements of the VP ARMS Portfolio as included in the VP ARMS Portfolio’s Annual Report for the year ended December 31, 2017, as filed on March 6, 2018 (Accession Number 0001193125-18-071691).

Reorganization between MainStay VP Absolute Return Multi-Strategy Portfolio and

MainStay VP IQ Hedge Multi-Strategy Portfolio

FINANCIAL STATEMENTS

For additional information, see the December 31, 2017 annual report of the VP ARMS Portfolio. No calendar year financial information is shown for the Acquiring Portfolio because it has not yet operated for a full calendar year.

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the annual report noted above, which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the year ended December 31, 2017 is intended to present ratios and supplemental data as if the Reorganization had been consummated on December 31, 2017.

The Acquiring Portfolio will be used to receive the assets of the VP ARMS Portfolio. Following the Reorganization, the Acquiring Portfolio will be the accounting survivor.

The VP ARMS Portfolio and the Acquiring Portfolio are both managed by New York Life Investments. The VP ARMS Portfolio is subadvised by Candriam France, Cushing and MacKay Shields. The Acquiring Portfolio is subadvised by IndexIQ Advisors LLC. The VP ARMS Portfolio and the Acquiring Portfolio are each a series of MainStay VP Funds Trust, an open-end management investment company registered with the SEC that is organized as a Delaware statutory trust, and a “diversified company” (as that term is defined in the 1940 Act).

Each Portfolio offers two class of shares: Initial Class shares and Service Class shares. Service Class shares are subject to distribution and/or service (12b-1) fees equal to an annual rate of 0.25% of the average daily net assets of Service Class shares.

In connection with the Reorganization, Initial Class and Service Class shareholders of the VP ARMS Portfolio will receive Initial Class and Service Class shares, respectively, of the Acquiring Portfolio.

The net assets of the VP ARMS Portfolio as of July 31, 2018 amounted to approximately $501,512,403. The net assets for the combined portfolio as of July 31, 2018 would have been approximately $601,512,403.

Each Portfolio pays New York Life Investments management fees equal to an annual percentage of its average daily net assets. The VP ARMS Portfolio pays New York Life Investments a management fee as an annual percentage of the VP ARMS Portfolio’s average daily net assets as follows: 1.25% on all assets. The Acquiring Portfolio pays New York Life Investments a management fee as an annual percentage of the Acquiring Portfolio’s average daily net assets as follows: 0.75% on all assets.

New York Life Investments pays subadvisory fees for the Acquiring Portfolio to IndexIQ Advisors LLC from New York Life Investments’ own assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Initial Class and Service Class shares of the Acquiring Portfolio’s Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: 0.70% for Initial Class shares and 0.95% for Service Class shares. This expense limitation agreement will remain in effect until May 1, 2020 and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Acquiring Portfolio.

The following table identifies the various service providers to the Portfolios, other than each Portfolio’s manager and subadvisor. Each of these service providers has entered into an agreement with MainStay Funds VP Trust, as the case may be, that governs the provisions to the Portfolios.

	MainStay VP ARMS Portfolio	MainStay VP IQ Hedge Multi-Strategy Portfolio
Distributor	NYLIFE Distributors LLC	NYLIFE Distributors LLC

Custodian	State Street Bank & Trust Company	State Street Bank & Trust Company

Independent registered public accounting firm	PricewaterhouseCoopers LLP	PricewaterhouseCoopers LLP

On a pro forma basis, for the twelve months ended December 31, 2017, the Reorganization would have resulted in a decrease in management fees of $2,867,959 or less than 0.50% of net assets and a decrease in other operating expenses (including custodian fees and audit fees) of approximately $615,797 or 0.10% of net assets on a pro forma basis for the period ended December 31, 2017. VP ARMS Portfolio shareholders are projected to experience a decrease in total expenses following the Reorganization.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Code.

It is anticipated that as much as 100% of the securities held by the VP ARMS Portfolio will have to be sold in connection with the Reorganization and reinvested in accordance with the investment strategies of the Acquiring Portfolio. Half of the transaction costs associated with these sales and purchases (including brokerage commissions, transaction charges and related fees) will be borne by the VP ARMS Portfolio and the Acquiring Portfolio, as applicable, and New York Life Investments will bear the other half. The cost of these portfolio adjustments is anticipated to be approximately $600,000. During this transition period, the VP ARMS Portfolio may not pursue its investment objective and principal investment strategies.

It is anticipated that the Reorganization will qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the VP ARMS Portfolio, nor their respective shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement, and the aggregate tax basis of the Acquiring Portfolio shares received by each VP ARMS Portfolio shareholder will be the same as the aggregate tax basis of the shares of the VP ARMS Portfolio exchanged therefor immediately before the Reorganization. At December 31, 2017, the VP ARMS Portfolio had capital loss carryforwards of approximately $61,274,000 without expiration. Because the Acquiring Portfolio commenced operations subsequent to December 31, 2017, it has no capital loss carryforwards as of such date.

New York Life Investments will bear 100% of the costs related to the preparation, distribution and filing of the proxy and the costs associated with any other required regulatory filings. These costs are estimated by New York Life Investments to be between $250,000 and $300,000.

MAINSTAY VP FUNDS TRUST

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

The MainStay Group of Funds, which includes MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds, maintains a joint directors and officers/errors and omissions (“D&O/E&O”) liability insurance policy and joint independent directors liability (“IDL”) insurance policy. The D&O/E&O liability insurance policy covers all of the directors and officers of the MainStay Group of Funds and the IDL insurance policy covers the independent directors only. Subject to the terms, conditions and retentions of the policies, insured persons are covered for claims made against them while acting in their official capacities with the MainStay Group of Funds.

Article VII of MainStay VP Funds Trust’s (“Registrant’s”) Amended and Restated Declaration of Trust states as follows:

Section 3.	Indemnification.

(a)          For purposes of this Section 3 and Section 5 of this Article VII and any related provisions of the By-laws, “Agent” means any Person who is, was or becomes an employee or other agent of the Trust who is not a Covered Person; “Proceeding” means any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including appeals); and “liabilities” and “expenses” include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

(b)          Subject to the exceptions and limitations contained in this Section, as well as any procedural requirements set forth in the By-Laws:

(i)          every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii)         every Person who is, has been, or becomes an Agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been an Agent, and against amounts paid or incurred by him in the settlement thereof;

(iii)        every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any Proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not Interested Persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by him in connection with the defense of any Proceeding in which he becomes involved as a party or otherwise by virtue of his being or having held such Other Position, and against amounts paid or incurred by him in the settlement thereof;

(c)          Without limitation of the foregoing and subject to the exceptions and limitations set forth in this Section, as well as any procedural requirements set forth in the By-Laws, the Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any Proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

(d)          No indemnification shall be provided hereunder to any Person who shall have been adjudicated by a court or body before which the proceeding was brought (i) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (collectively, “Disabling Conduct”) or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust.

(e)          With respect to any Proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the Proceeding was brought, no indemnification shall be provided to a Trustee, officer, Agent or other Person unless there has been a dismissal of the Proceeding by the court or other body before which it was brought for insufficiency of evidence of any Disabling Conduct with which such Trustee, officer, Agent or other Person has been charged or a determination that such Trustee, officer, Agent or other Person did not engage in Disabling Conduct:

(i)	by the court or other body before which the Proceeding was brought;

(ii)	by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the Proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(iii)	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(f)           The Trust’s financial obligations arising from the indemnification provided herein or in the By-Laws (i) may be insured by policies maintained by the Trust; (ii) shall be severable; (iii) shall not be exclusive of or affect any other rights to which any Person may now or hereafter be entitled; and (iv) shall continue as to a Person who has ceased to be subject to indemnification as provided in this Section as to acts or omissions that occurred while the Person was indemnified as provided herein and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, may be entitled, and other persons may be entitled by contract or otherwise under law.

(g)          Expenses of a Person entitled to indemnification hereunder in connection with the defense of any Proceeding of the character described in paragraphs (a) and (b) above may be advanced by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 3; provided, however, that either (i) such Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will be found entitled to indemnification under Section 3.

Section 5.	Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Person entitled to indemnification from the Trust in connection with any proceeding in which he or she may become involved by virtue of his or her capacity or former capacity entitling him or her to indemnification hereunder.

 ITEM 16. EXHIBITS

(1)	Charter of Registrant

a.	Amended and Restated Declaration of Trust, dated as of August 19, 2016 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (a)(1) on September 12, 2016*

(2)	By-Laws

a.	By-Laws of the Registrant dated December 15, 2010, as Amended and Restated June 4, 2015 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (b)(1) on May 2, 2016*

(3)	Voting Trust Agreement – Inapplicable.

(4)	Agreement of Reorganization

a.	Form of Agreement and Plan of Reorganization – Filed herewith as Appendix B to this Proxy Statement/Prospectus

(5)	See the Amended and Restated Declaration of Trust (Exhibit 1 above) and the Amended and Restated By-Laws (Exhibit 2 above).

(6)	Investment Advisory Contracts

a.	Amended and Restated Management Agreement dated May 1, 2015 between the Registrant and New York Life Investment Management LLC – Previously filed with Post-Effective Amendment No. 80 as Exhibit (d)(1) on May 1, 2015*

(i)	Amendment dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(1)(a) on May 2, 2016*

(ii)	Amendment dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(1)(b) on May 2, 2016*

(iii)	Amendment dated July 29, 2016 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(c) on August 10, 2017*

(iv)	Amendment dated March 13, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(d) on August 10, 2017*

(v)	Amendment dated August 4, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(1)(e) on August 10, 2017*

b.	Subadvisory Agreement between New York Life Investment Management LLC and Epoch Investment Partners, Inc. dated March 31, 2017 - Previously filed as Exhibit (d)(2) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

(i)	Amendment dated May 8, 2017 - Previously filed as Exhibit (d)(2) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

(ii)	Interim Subadvisory Agreement dated January 9, 2017 – Previously filed as Exhibit (d)(2)(b) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

c.	Subadvisory Agreement dated January 1, 2018 between New York Life Investment Management LLC and MacKay Shields LLC – Previously filed as Exhibit (d)(3) to MainStay VP Funds Trust Post-Effective Amendment No. 97 on April 13, 2018.

(i)	Amendment dated February 28, 2018 – Previously filed as Exhibit (d)(3)(a) to MainStay VP Funds Trust Post-Effective Amendment No. 97 on April 13, 2018.

d.	Subadvisory Agreement dated October 1, 2014 between New York Life Investment Management LLC and Winslow Capital Management LLC – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(6) on August 10, 2017*

(i)	Amendment dated February 28, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(6)(b) on May 2, 2016*

e.	Subadvisory Agreement dated January 20, 2012 between New York Life Investment Management LLC and Eagle Asset Management, Inc. – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(9) on April 11, 2012*

f.	Subadvisory Agreement dated May 30, 2017 between New York Life Investment Management LLC and Janus Capital Management LLC – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(8) on August 10, 2017*

g.	Subadvisory Agreement dated February 2, 2012 between New York Life Investment Management LLC and Massachusetts Financial Services Company – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(11) on April 11, 2012*

h.	Subadvisory Agreement dated February 3, 2012 between New York Life Investment Management LLC and Pacific Investment Management Company LLC – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(12) on April 11, 2012*

i.	Subadvisory Agreement dated February 13, 2012 between New York Life Investment Management LLC and T. Rowe Price Associates, Inc. – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(13) on April 11, 2012*

j.	Subadvisory Agreement dated January 20, 2012 between New York Life Investment Management LLC and Van Eck Associates Corporation – Previously filed with Post-Effective Amendment No. 66 as Exhibit (d)(14) on April 11, 2012*

k.	Subadvisory Agreement dated November 15, 2017 between New York Life Investment Management LLC and Candriam Belgium – Previously filed as Exhibit (d)(11) to MainStay VP Funds Trust Post-Effective Amendment No. 97 on April 13, 2018.

(i)	Amendment dated February 28, 2018 – Previously filed as Exhibit (d)(11)(a) to MainStay VP Funds Trust Post-Effective Amendment No. 97 on April 13, 2018.

l.	Subadvisory Agreement dated May 1, 2015 between New York Life Investment Management LLC and Cushing Asset Management, LP – Previously filed with Post-Effective Amendment No. 89 as Exhibit (d)(15) on September 12, 2016*

(i)	Amendment dated April 5, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(15)(b) on May 2, 2016*

m.	Subadvisory Agreement dated May 1, 2014 between New York Life Investment Management LLC and NYL Investors LLC – Previously filed with Post-Effective Amendment No. 80 as Exhibit (d)(17) on May 1, 2015*

(i)	Amendment dated May 1, 2015 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (d)(16)(a) on September 12, 2016*

(ii)	Amendment dated May 1, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (d)(16)(b) on August 10, 2017*

n.	Subadvisory Agreement dated April 5, 2016 between New York Life Investment Management LLC and Candriam France S.A.S. – Previously filed with Post-Effective Amendment No. 88 as Exhibit (d)(18) on May 2, 2016*

(7)	Underwriting Contracts

a.	Amended and Restated Distribution and Service Agreement dated May 1, 2016 (Service and Service 2) – Previously filed with Post-Effective Amendment No. 88 as Exhibit (e)(1) on May 2, 2016*

(8)	Bonus or Profit Sharing Contracts – Inapplicable.

(9)	Custodian Agreements

a.	Amended and Restated Master Custodian Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed with Post Effective Amendment No. 9 as Exhibit (g)(1) to MainStay Funds Trust’s Registration Statement on February 28, 2011*

(i)	First Amendment dated April 29, 2011 to the Amended and Restated Master Custodian Agreement- Previously filed with Post Effective Amendment No. 56 as Exhibit (g)(1)(a) on April 29, 2011*

(ii)	Amendment dated October 21, 2013 – Previously filed as Exhibit (g)(1)(a) to Post-Effective Amendment No. 73 to MainStay Funds Trust’s Registration Statement on February 27, 2015.*

(iii)	Amendment to Custodian Agreement dated June 18, 2015 – Previously filed as Exhibit (g)(1)(b) to Post-Effective Amendment No. 85 to MainStay Funds Trust’s Registration Statement on August 28, 2015.*

(iv)	Amendment dated December 22, 2015 – Previously filed as Exhibit (g)(1)(c) to Post-Effective Amendment No. 89 to MainStay Funds Trust’s Registration Statement on February 26, 2016.*

(v)	Amendment dated February 29, 2016 (Retirement 2060) – Previously filed as Exhibit (g)(1)(d) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(vi)	Amendment dated February 29, 2016 (Appendix) – Previously filed as Exhibit (g)(1)(e) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(vii)	Amendments dated May 1, 2016 (VP US Small Cap & Small Cap Core) – Previously filed with Post-Effective Amendment No. 88 as Exhibit (g)(1)(g) on May 2, 2016*

(viii)	Amendment dated June 16, 2016 to the Master Custodian Agreement (appendix) – Previously filed as Exhibit (g)(1)(h) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

(ix)	Amendment dated June 17, 2016 to the Master Custodian Agreement (appendix) – Previously filed as Exhibit (g)(1)(i) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

(x)	Amendment dated June 30, 2016 to the Master Custodian Agreement – Previously filed as Exhibit (g)(1)(j) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

(x)	Amendment dated October 15, 2016 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(k) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

(x)	Amendment dated March 13, 2017 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(l) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

(x)	Amendment dated May 5, 2017 to the Master Custodian Agreement - Previously filed as Exhibit (g)(1)(m) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

b.	Amended and Restated Master Delegation Agreement with State Street Bank and Trust Company dated January 1, 2011 – Previously filed with Post Effective Amendment No. 9 as Exhibit (g)(2) to MainStay Funds Trust’s Registration Statement on February 28, 2011*

(i)	First Amendment dated April 29, 2011 to the Amended and Restated Master Delegation Agreement – Previously filed with Post-Effective No. 56 as Exhibit (g)(2)(a) on April 29, 2011*

(ii)	Amendment dated October 21, 2013 – Previously filed as Exhibit (g)(2)(a) to Post-Effective Amendment No. to MainStay Funds Trust’s Registration Statement on February 27, 2015.*

(iii)	Amendment to Delegation Agreement dated June 18, 2015 – Previously filed as Exhibit (g)(2)(b) to Post-Effective Amendment No. 85 to MainStay Funds Trust’s Registration Statement on August 28, 2015.*

(iv)	Amendment dated February 29, 2016 (Retirement 2060) – Previously filed as Exhibit (g)(2)(c) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(v)	Amendment dated February 29, 2016 (Appendix) – Previously filed as Exhibit (g)(2)(d) to Post-Effective Amendment No. 94 to MainStay Funds Trust’s Registration Statement on June 20, 2016.*

(vi)	Amendments dated May 1, 2016 (VP US Small Cap & Small Cap Core) – Previously filed with Post-Effective Amendment No. 88 as Exhibit (g)(2)(f) on May 2, 2016*

(vii)	Amendment dated June 16, 2016 to the Master Delegation Agreement (appendix) – Previously filed as Exhibit (g)(2)(g) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

(viii)	Amendment dated June 17, 2016 to the Master Delegation Agreement (appendix) – Previously filed as Exhibit (g)(2)(h) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

(ix)	Amendment dated June 30, 2016 to the Master Delegation Agreement – Previously filed as Exhibit (g)(2)(i) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

(ix)	Amendment dated October 15, 2016 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(j) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

(ix)	Amendment dated March 13, 2017 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(k) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

(ix)	Amendment dated May 5, 2017 to the Master Delegation Agreement - Previously filed as Exhibit (g)(2)(l) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

(10)	Rule 12b-1 and Rule 18f-3 Plan

a.	12b-1 Distribution and Service Plan for Service Class dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (m)(1) on May 2, 2016*

b.	12b-1 Distribution and Service Plan for Service 2 Class dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (m)(2) on May 2, 2016*

c.	Amended 18f-3 Plan dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (n)(1) on May 2, 2016*

(11)	Opinion of counsel regarding legality of the securities being registered – Filed herewith.

(12)	Tax Opinions – To be filed by amendment.

(13)	Other Material Contracts

a.	Amended and Restated Fund Participation Agreement between and among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc. and New York Life Investment Management LLC dated June 30, 2010 – Previously filed with Post-Effective Amendment No. 56 as Exhibit (h)(1) on April 29, 2011*

(i)	Assignment and Amendment dated April 29, 2011 – Previously filed with Post-Effective Amendment No. 56 as Exhibit (h)(1)(a) on April 29, 2011*

(ii)	Addendum dated February 17, 2012 – Previously filed with Post-Effective Amendment No. 66 as Exhibit (h)(1)(b) on April 11, 2012*

(iii)	Amendment dated January 15, 2016 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(1)(c) on September 12, 2016*

(iv)	Amendment dated May 1, 2016 – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(1)(d) on September 12, 2016*

b.	Form of Stock License Agreement relating to the use of the New York Life name and service marks - Previously filed as Exhibit (h)(2) to Post-Effective Amendment No. 28 as Exhibit (h)(2) filed on April 14, 2000*

c.	Master Administration Agreement between MainStay VP Series Fund, Inc. and New York Life Insurance and Annuity Corporation – Previously filed with Post-Effective Amendment No. 30 as Exhibit (h)(3) filed on April 13, 2001*

(i)	Form of Substitution Agreement substituting NYLIM for NYLIAC – Previously filed with Post-Effective Amendment No. 30 as Exhibit (h)(3)(a) filed on April 13, 2001*

(ii)	Administration Agreement Supplements – Previously filed with Post-Effective Amendment No. 41 as Exhibit (4)(4) filed on April 5, 2005*

d.	Amended and Restated Expense Limitation Agreement dated August 4, 2017 – Previously filed with Post-Effective Amendment No. 96 as Exhibit (h)(4) on August 10, 2017*

e.	Notice of Contractual Fee Waiver dated May 1, 2015 (Janus and Eagle) - Previously filed with Post-Effective Amendment No. 80 as Exhibit (h)(5) on May 1, 2015*

f.	Notice of Contractual Fee Waiver dated February 29, 2016 (Large Cap Growth) – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(6) on May 2, 2016*

g.	Amended and Restated Transfer Agency and Service Agreement with NYLIM Service Company LLC dated October 1, 2008 – Previously filed with Pre-Effective Amendment No. 2 to MainStay Funds Trust’s Registration Statement on October 30, 2009.*

(i)	Amendment dated April 11, 2016 to the Amended and Restated Transfer Agency Agreement dated October 1, 2008 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(7)(a) on May 2, 2016*

(ii)	Amendment dated June 30, 2016 – Previously filed as Exhibit (h)(1)(a)(xi) to Post-Effective Amendment No. 100 to MainStay Funds Trust’s Registration Statement on September 12, 2016*

(iii)	Amendment dated March 13, 2017 – Previously filed as Exhibit (h)(1)(a)(xii) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

(iv)	Amendment dated April 11, 2017 – Previously filed as Exhibit (h)(1)(a)(xiii) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

(v)	Amendment dated May 8, 2017 – Previously filed as Exhibit (h)(1)(a)(xiv) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

(vi)	Amendment dated May 22, 2017 – Previously filed as Exhibit (h)(1)(a)(xv) to MainStay Funds Trust’s Post-Effective Amendment No. 115 on August 10, 2017*

h.	Fund Participation Agreement dated May 1, 2016 with Nationwide – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(8) on May 2, 2016*

i.	Shareholder Services Plan for Service 2 Class adopted December 2015 – Previously filed with Post-Effective Amendment No. 88 as Exhibit (h)(9) on May 2, 2016*

j.	Appointment of Agent for Service (VP Cayman Sub) – Previously filed with Post-Effective Amendment No. 89 as Exhibit (h)(10) on September 12, 2016*

k.	Fund Participation Agreement dated May 1, 2017 with Jefferson National – Previously filed with Post-Effective Amendment No. 96 as Exhibit (h)(11) on August 10, 2017*

(14)	Other Opinions

Consent of Independent Registered Public Accounting Firm to MainStay VP Funds Trust, PricewaterhouseCoopers LLP – Filed herewith.

(15)	Omitted Financial Statements – Inapplicable.

(16)	Powers of Attorney – Filed herewith.

(17)	Additional Exhibits – Inapplicable.

* Incorporated by reference.

ITEM 17. UNDERTAKINGS.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Jersey City in the State of New Jersey, on the 10th day of August, 2018.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on August 10, 2018.

SIGNATURE	TITLE

/s/ Kirk C. Lehneis	President and Principal Executive Officer
Kirk C. Lehneis

/s/ Susan B. Kerley*	Trustee and Chairman of the Board
Susan B. Kerley

/s/ David H. Chow*	Trustee
David H. Chow

/s/ Yie-Hsin Hung*	Trustee
Yie-Hsin Hung

/s/ Alan R. Latshaw*	Trustee
Alan R. Latshaw

/s/ Richard H. Nolan, Jr.*	Trustee
Richard H. Nolan, Jr.

/s/ Jacques P. Perold*	Trustee
Jacques P. Perold

/s/ Richard S. Trutanic*	Trustee
Richard S. Trutanic

/s/ Jack R. Benintende	Treasurer and Principal Financial
Jack R. Benintende	and Accounting Officer

By:	/s/ J. Kevin Gao	Secretary
J. Kevin Gao
As Attorney-in-Fact

*	Pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

Exhibit

11	Opinion of counsel regarding legality of the securities being registered

14	Consent of Independent Registered Public Accounting Firm

16	Powers of Attorney